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                            PARTICIPATION AGREEMENT
                                     Among
                       VARIABLE INSURANCE PRODUCTS FUND,
                       FIDELITY DISTRIBUTORS CORPORATION
                                      and
                        HARTFORD LIFE INSURANCE COMPANY

THIS AGREEMENT, made and entered into as of the 1 day of September, 1994 by and among HARTFORD LIFE INSURANCE COMPANY, (hereinafter the "Company"), a Connecticut corporation, on its own behalf and on behalf of each segregated asset account of the Company set forth on Schedule A hereto as may be amended from time to time (each such account hereinafter referred to as the "Account"), and the VARIABLE INSURANCE PRODUCTS FUND, an unincorporated business trust organized under the laws of the Commonwealth of Massachusetts (hereinafter the "Fund") and FIDELITY DISTRIBUTORS CORPORATION (hereinafter the "Underwriter"), a Massachusetts corporation.

WHEREAS, the Fund engages in business as an open-end management investment company and is available to act as the investment vehicle for separate accounts established for variable life insurance policies and variable annuity contracts (collectively, the "Variable Insurance Products") to be offered by insurance companies which have entered into participation agreements with the Fund and the Underwriter (hereinafter "Participating Insurance Companies"); and

WHEREAS, the beneficial interest in the Fund is divided into several series of shares, each representing the interest in a particular managed portfolio of securities and other assets, any one or more of which may be made available under this Agreement, as may be amended from time to time by mutual agreement of the parties hereto (each such series hereinafter referred to as a "Portfolio"); and

WHEREAS, the Fund has obtained an order from the Securities and Exchange Commission, dated October 15, 1985 (File No. 812-6102), granting Participating Insurance Companies and variable annuity and variable life insurance separate accounts exemptions from the provisions of sections 9(a), 13(a), 15(a), and 15(b) of the Investment Company Act of 1940, as amended, (hereinafter the "1940 Act") and Rules 6e-2(b)(15) and 6e-3(T)(b)(15) thereunder, to the extent necessary to permit

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shares of the Fund to be sold to and held by variable annuity and variable life insurance separate accounts of both affiliated and unaffiliated life insurance companies (hereinafter the "Shared Funding Exemptive Order"); and

WHEREAS, the Fund is registered as an open-end management investment company under the 1940 Act and its shares are registered under the Securities Act of 1933, as amended (hereinafter the "1933 Act"); and

WHEREAS, Fidelity Management & Research Company (the "Adviser") is duly registered as an investment adviser under the federal Investment Advisers Act of 1940 and any applicable state securities law; and

WHEREAS, the Company has registered or will register certain variable life insurance and variable annuity contracts under the 1933 Act; and

WHEREAS, each Account is a duly organized, validly existing segregated asset account, established by resolution of the Board of Directors of the Company, on the date shown for such Account on Schedule A hereto, to set aside and invest assets attributable to the aforesaid variable annuity contracts; and

WHEREAS, the Company has registered or will register each Account as a unit investment trust under the 1940 Act; and

WHEREAS, the Underwriter is registered as a broker dealer with the Securities and Exchange Commission ("SEC") under the Securities Exchange Act of 1934, as amended, (hereinafter the "1934 Act"), and is a member in good standing of the National Association of Securities Dealers, Inc. (hereinafter "NASD"); and

WHEREAS, to the extent permitted by applicable insurance laws and regulations, the Company intends to purchase shares in the Portfolios on behalf of each Account to fund certain of the aforesaid variable life and variable annuity contracts and the Underwriter is authorized to sell such shares to unit investment trusts such as each Account at net asset value;

NOW, THEREFORE, in consideration of their mutual promises, the Company, the Fund and the Underwriter agree as follows:

                         ARTICLE I. Sale of Fund Shares

1.1. The Underwriter agrees to sell to the Company those shares of the Fund which each Account orders, executing such orders on a daily basis at the net asset value next computed after receipt by the Fund or its designee of the order for the shares of the Fund. For purposes of this Section 1.1, the Company shall be the designee of the Fund for receipt of such orders from each Account and receipt by such designee shall

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constitute receipt by the Fund; provided that the Fund receives notice of such order by 9:00 a.m. Boston time on the next following Business Day. "Business Day" shall mean any day on which the New York Stock Exchange is open for trading and on which the Fund calculates its net asset value pursuant to the rules of the Securities and Exchange Commission.

1.2. The Fund agrees to make its shares available indefinitely for purchase at the applicable net asset value per share by the Company and its Accounts on those days on which the Fund calculates its net asset value pursuant to rules of the Securities and Exchange Commission and the Fund shall use reasonable efforts to calculate such net asset value on each day which the New York Stock Exchange is open for trading. Notwithstanding the foregoing, the Board of Trustees of the Fund (hereinafter the "Board") may refuse to sell shares of any Portfolio to any person, or suspend or terminate the offering of shares of any Portfolio if such action is required by law or by regulatory authorities having jurisdiction or is, in the sole discretion of the Board acting in good faith and in light of their fiduciary duties under federal and any applicable state laws, necessary in the best interests of the shareholders of such Portfolio.

1.3. The Fund and the Underwriter agree that shares of the Fund will be sold only to Participating Insurance Companies and their separate accounts. No shares of any Portfolio will be sold to the general public.

1.4. The Fund and the Underwriter will not sell Fund shares to any insurance company or separate account unless an agreement containing provisions substantially the same as Articles I, III, V, VII and Section 2.5 of Article II of this Agreement is in effect to govern such sales.

1.5. The Fund agrees to redeem for cash, on the Company's request, any full or fractional shares of the Fund held by the Company, executing such requests on a daily basis at the net asset value next computed after receipt by the Fund or its designee of the request for redemption. For purposes of this Section 1.5, the Company shall be the designee of the Fund for receipt of requests for redemption from each Account and receipt by such designee shall constitute receipt by the Fund; provided that the Fund receives notice of such request for redemption on the next following Business Day.

1.6. The Company agrees that purchases and redemptions of Portfolio shares offered by the then current prospectus of the Fund shall be made in accordance with the provisions of such prospectus. The Company agrees that all net amounts available under the variable annuity contracts with the form number(s) which are listed on Schedule A attached hereto and incorporated herein by this reference, as such Schedule A may be amended from time to time hereafter by mutual written agreement of all the parties hereto, (the "Contracts") shall be invested in the Fund, in such other Funds advised by the Adviser as may be mutually agreed to in writing by the parties hereto, or in the Company's general account, provided that such amounts may also be invested in an investment company other than the Fund if (a) such other investment company, or series thereof, has

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investment objectives or policies that are substantially different from the investment objectives and policies of all the Portfolios of the Fund; or (b) the Company gives the Fund and the Underwriter 45 days written notice of its intention to make such other investment company available as a funding vehicle for the Contracts; or (c) such other investment company was available as a funding vehicle for the Contracts prior to the date of this Agreement and the Company so informs the Fund and Underwriter prior to their signing this Agreement (a list of such funds appearing on Schedule C to this Agreement); or
(d) the Fund or Underwriter consents to the use of such other investment company.

1.7. The Company shall pay for Fund shares on the next Business Day after an order to purchase Fund shares is made in accordance with the provisions of
Section 1.1 hereof. Payment shall be in federal funds transmitted by wire. For purpose of Section 2.10 and 2.11, upon receipt by the Fund of the federal funds so wired, such funds shall cease to be the responsibility of the Company and shall become the responsibility of the Fund.

1.8. Issuance and transfer of the Fund's shares will be by book entry only. Stock certificates will not be issued to the Company or any Account. Shares ordered from the Fund will be recorded in an appropriate title for each Account or the appropriate subaccount of each Account.

1.9. The Fund shall furnish same day notice (by wire or telephone, followed by written confirmation) to the Company of any income, dividends or capital gain distributions payable on the Fund's shares. The Company hereby elects to receive all such income dividends and capital gain distributions as are payable on the Portfolio shares in additional shares of that Portfolio. The Company reserves the right to revoke this election and to receive all such income dividends and capital gain distributions in cash. The Fund shall notify the Company of the number of shares so issued as payment of such dividends and distributions.

1.10. The Fund shall make the net asset value per share for each Portfolio available to the Company on a daily basis as soon as reasonably practical after the net asset value per share is calculated (normally by 6:30 p.m. Boston time) and shall use its best efforts to make such net asset value per share available by 7 p.m. Boston time.

                   ARTICLE II. Representations and Warranties

2.1. The Company represents and warrants that the Contracts are or will be registered under the 1933 Act; that the Contracts will be issued and sold in compliance in all material respects with all applicable Federal and State laws and that the sale of the Contracts shall comply in all material respects with state insurance suitability requirements. The Company further represents and warrants that it is an insurance company duly organized and in good standing under applicable law and that it has legally and validly established each Account prior to any issuance or sale thereof as a segregated asset

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account under Section 38a-433 of the Connecticut Insurance Code and has
registered or, prior to any issuance or sale of the Contracts, will register each Account as a unit investment trust in accordance with the provisions of the 1940 Act to serve as a segregated investment account for the Contracts.

2.2. The Fund represents and warrants that Fund shares sold pursuant to this Agreement shall be registered under the 1933 Act, duly authorized for issuance and sold in compliance with the laws of the State of Connecticut and all applicable federal and state securities laws and that the Fund is and shall remain registered under the 1940 Act. The Fund shall amend the Registration Statement for its shares under the 1933 Act and the 1940 Act from time to time as required in order to effect the continuous offering of its shares. The Fund shall register and qualify the shares for sale in accordance with the laws of the various states only if and to the extent deemed advisable by the Fund or the Underwriter.

2.3. The Fund represents that it is currently qualified as a Regulated Investment Company under Subchapter M of the Internal Revenue Code of 1986, as amended, (the "Code") and that it will make every effort to maintain such qualification (under Subchapter M or any successor or similar provision) and that it will notify the Company immediately upon having a reasonable basis for believing that it has ceased to so qualify or that it might not so qualify in the future.

2.4. The Company represents that the Contracts are currently treated as endowment or annuity insurance contracts, under applicable provisions of the Code and that it will make every effort to maintain such treatment and that it will notify the Fund and the Underwriter immediately upon having a reasonable basis for believing that the Contracts have ceased to be so treated or that they might not be so treated in the future.

2.5. The Fund currently does not intend to make any payments to finance distribution expenses pursuant to Rule 12b-1 under the 1940 Act or otherwise, although it may make such payments in the future. The Fund has adopted a "no fee" or "defensive" Rule 12b-1 Plan under which it makes no payments for distribution expenses. To the extent that it decides to finance distribution expenses pursuant to Rule 12b-1, the Fund undertakes to have a board of trustees, a majority of whom are not interested persons of the Fund, formulate and approve any plan under Rule 12b-1 to finance distribution expenses.

2.6. The Fund makes no representation as to whether any aspect of its operations (including, but not limited to, fees and expenses and investment policies) complies with the insurance laws or regulations of the various states except that the Fund represents that the Fund's investment policies, fees and expenses are and shall at all times remain in compliance with the laws of the State of Connecticut and the Fund and the Underwriter represent that their respective operations are and shall at all times remain in material Compliance with the laws of the State of Connecticut to the extent required to perform this Agreement.

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2.7.  The Underwriter represents and warrants that it is a member in good standing of the NASD and is registered as a broker-dealer with the SEC. The Underwriter further represents that it will sell and distribute the Fund shares in accordance with the laws of the State of Connecticut and all applicable state and federal securities laws, including without limitation the 1933 Act, the 1934 Act, and the 1940 Act.

2.8. The Fund represents that it is lawfully organized and validly existing under the laws of the Commonwealth of Massachusetts and that it does and will comply in all material respects with the 1940 Act.

2.9. The Underwriter represents and warrants that the Adviser is and shall remain duly registered in all material respects under all applicable federal and state securities laws and that the Adviser shall perform its obligations for the Fund in compliance in all material respects with the laws of the State of Connecticut and any applicable state and federal securities laws.

2.10. The Fund and Underwriter represent and warrant that all of their directors, officers, employees, investment advisers, and other individuals/entities dealing with the money and/or securities of the Fund are and shall continue to be at all times covered by a blanket fidelity bond or similar coverage for the benefit of the Fund in an amount not less than the minimal coverage as required currently by Rule 17g-(1) of the 1940 Act or related provisions as may be promulgated from time to time. The aforesaid Bond shall include coverage for larceny and embezzlement and shall be issued by a reputable bonding company.

2.11. The Company represents and warrants that all of its directors, officers, employees, investment advisers, and other individuals/entities dealing with the money and/or securities of the Fund are covered by a blanket fidelity bond or similar coverage for the benefit of the Fund, in an amount not less $5 million. The aforesaid includes coverage for larceny and embezzlement is issued by a reputable bonding company. The Company agrees to make all reasonable efforts to see that this bond or another bond containing these provisions is always in effect, and agrees to notify the Fund and the Underwriter in the event that such coverage no longer applies.

             ARTICLE III. Prospectuses and Proxy Statements; Voting

3.1. The Underwriter shall provide the Company (at the Company's expense) with as many copies of the Fund's current prospectus as the Company may reasonably request. If requested by the Company in lieu thereof, the Fund shall provide such documentation (including a final copy of the new prospectus as set in type at the Fund's expense) and other assistance as is reasonably necessary in order for the Company once each year (or more frequently if the prospectus for the Fund is amended) to have the

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prospectus for the Contracts and the Fund's prospectus printed together in one document (such printing to be at the Company's expense).

3.2. The Fund's prospectus shall state that the Statement of Additional Information for the Fund is available from the Underwriter (or in the Fund's discretion, the Prospectus shall state that such Statement is available from the
Fund), and the Underwriter (or the Fund), at its expense, shall print and provide such Statement free of charge to the Company and to any owner of a Contract or prospective owner who requests such Statement.

3.3. The Fund, at its expense, shall provide the Company with copies of its proxy statements, reports to shareholders, and other communications to shareholders in such quantity as the Company shall reasonably require for distributing to Contract owners.

3.4.  If and to the extent required by law the Company shall:

       (i)  solicit voting instructions from Contract owners;

       (ii) vote the Fund shares in accordance with instructions received from Contract owners; and

       (iii) vote Fund shares for which no instructions have been received in the same proportion as Fund shares of such portfolio for which instructions have been received,

so long as and to the extent that the Securities and Exchange Commission continues to interpret the 1940 Act to require pass-through voting privileges for variable contract owners. The Company reserves the right to vote Fund shares held in any segregated asset account in its own right, to the extent permitted by law. Participating Insurance Companies shall be responsible for assuring that each of their separate accounts participating in the Fund calculates voting privileges in a manner consistent with the Standards set forth on Schedule B attached hereto and incorporated herein by this reference, which standards will also be provided to the other Participating Insurance Companies.

3.5. The Fund will comply with all provisions of the 1940 Act requiring voting by shareholders, and in particular the Fund will either provide for annual meetings or comply with Section 16(c) of the 1940 Act (although the Fund is not one of the trusts described in Section 16(c) of that Act) as well as with Sections 16(a) and, if and when applicable, 16(b). Further, the Fund will act in accordance with the Securities and Exchange Commission's interpretation of the requirements of Section 16(a) with respect to periodic elections of trustees and with whatever rules the Commission may promulgate with respect thereto.

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                   ARTICLE IV. Sales Material and Information

4.1. The Company shall furnish, or shall cause to be furnished, to the Fund or its designee, each piece of sales literature or other promotional material in which the Fund or its investment adviser or the Underwriter is named, at least fifteen Business Days prior to it use. No such material shall be used if the Fund or its designee reasonably objects to such use within fifteen Business Days after receipt of such material.

4.2. The Company shall not give any information or make any representations or statements on behalf of the Fund or concerning the Fund in connection with the sale of the Contracts other than the information or representations contained in the registration statement or prospectus for the Fund shares, as such registration statement and prospectus may be amended or supplemented from time to time, or in reports or proxy statements for the Fund, or in sales literature or other promotional material approved by the Fund or its designee or by the Underwriter, except with the permission of the Fund or the Underwriter or the designee of either.

4.3. The Fund, Underwriter, or its designee shall furnish, or shall cause to be furnished, to the Company or its designee, each piece of sales literature or other promotional material in which the Company and/or its separate account(s), is named at least fifteen Business Days prior to its use. No such material shall be used if the Company or its designee reasonably objects to such use within fifteen Business Days after receipt of such material.

4.4. The Fund and the Underwriter shall not give any information or make any representations on behalf of the Company or concerning the Company, each Account, or the Contracts other than the information or representations contained in a registration statement or prospectus for the Contracts, as such registration statement and prospectus may be amended or supplemented from time to time, or in published reports for each Account which are in the public domain or approved by the Company for distribution to Contract owners, or in sales literature or other promotional material approved by the Company or its designee, except with the permission of the Company.

4.5. The Fund will provide to the Company at least one complete copy of all registration statements, prospectuses, Statements of Additional Information, reports, proxy statements, sales literature and other promotional materials, applications for exemptions, requests for no-action letters, and all amendments to any of the above, that relate to the Fund or its shares, contemporaneously with the filing of such document with the Securities and Exchange Commission or other regulatory authorities.

4.6. The Company will provide to the Fund at least one complete copy of all registration statements, prospectuses, Statements of Additional Information, reports, solicitations for voting instructions, sales literature and other promotional materials, applications for exemptions, requests for no action letters, are all amendments to any of the above, that relate to the Contracts or each Account, contemporaneously with the filing of such document with the SEC or other regulatory authorities.

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4.7.  For purposes of this Article IV, the phrase "sales literature or other promotional material" includes, but is not limited to, any of the following that refer to the Fund or any affiliate of the Fund; advertisements (such as material published, or designed for use in, a newspaper, magazine, or other periodical, radio, television, telephone or tape recording, videotape display, signs or billboards, motion pictures, or other public media), sales literature (i.e., any written communication distributed or made generally available to customers or the public, including brochures, circulars, research reports, market letters, form letters, seminar texts, reprints or excerpts of any other advertisement, sales literature, or published article), educational or training materials or other communications distributed or made generally available to some or all agents or employees, and registration statements, prospectuses, Statements of Additional Information, shareholder reports, and proxy materials.

                          ARTICLE V. Fees and Expenses

5.1. The Fund and Underwriter shall pay no fee or other compensation to the Company under this agreement, except that if the Fund or any Portfolio adopts and implements a plan pursuant to Rule 12b-1 to finance distribution expenses, then the Underwriter may make payments to the Company or to the underwriter for the Contracts if and in amounts agreed to by the Underwriter in writing and such payments will be made out of existing fees otherwise payable to the Underwriter, past profits of the Underwriter or other resources available to the Underwriter. No such payments shall be made directly by the Fund. Currently, no such payments are contemplated.

5.2. All expenses incident to performance by the Fund under this Agreement shall be paid by the Fund. The Fund shall see to it that all its shares are registered and authorized for issuance in accordance with applicable federal law and, if and to the extent deemed advisable by the Fund, in accordance with applicable state laws prior to their sale. The Fund shall bear the expenses for the cost of registration and qualification of the Fund's shares, preparation and filing of the Fund's prospectus and registration statement, proxy materials and reports, setting the prospectus in type, setting in type and printing the proxy materials and reports to shareholders (including the costs of printing a prospectus that constitutes an annual report), the preparation of all statements and notices required by any federal or state law, and all taxes on the issuance or transfer of the Fund's shares.

5.3. The Company shall bear the expenses of printing and distributing the Fund's prospectus to owners of Contracts issued by the Company and of distributing the Fund's proxy materials and reports to such Contract owners.

                          ARTICLE VI. Diversification

6.1. The Fund will at all times invest money from the Contracts in such a manner as to ensure that the Contracts will be treated as variable contracts under the Code

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and the regulations issued thereunder. Without limiting the scope of the foregoing, the Fund will at all times comply with Section 817(h) of the Code and Treasury Regulation 1.817-5, relating to the diversification requirements for variable annuity, endowment, or life insurance contracts and any amendments or other modifications to such Section or Regulations. In the event of a breach of this Article VI by the Fund, it will take all reasonable steps (a) to notify Company of such breach and (b) to adequately diversify the Fund so as to achieve compliance with the grace period afforded by Regulation 817-5.

                        ARTICLE VII. Potential Conflicts

7.1. The Board will monitor the Fund for the existence of any material irreconcilable conflict between the interests of the contract owners of all separate accounts investing in the Fund. An irreconcilable material conflict may arise for a variety of reasons, including: (a) an action by any state insurance regulatory authority; (b) a change in applicable federal or state insurance, tax, or securities laws or regulations, or a public ruling, private letter ruling, no-action or interpretative letter, or any similar action by insurance, tax, or securities regulatory authorities; (c) an administrative or judicial decision in any relevant proceeding; (d) the manner in which the investments of any Portfolio are being managed; (e) a difference in voting instructions given by variable annuity contract and variable life insurance contract owners; or (f) a decision by an insurer to disregard the voting instructions of contract owners. The Board shall promptly inform the Company if it determines that an irreconcilable material conflict exists and the implications thereof.

7.2. The Company will report any potential or existing conflicts of which it is aware to the Board. The Company will assist the Board in carrying out its responsibilities under the Shared Funding Exemptive Order, by providing the Board with all information reasonably necessary for the Board to consider any issues raised. This includes, but is not limited to, an obligation by the Company to inform the Board whenever contract owner voting instructions are disregarded.

7.3. If it is determined by a majority of the Board, or a majority of its disinterested trustees, that a material irreconcilable conflict exists, the Company and other Participating Insurance Companies shall, at their expense and to the extent reasonably practicable (as determined by a majority of the disinterested trustees), take whatever steps are necessary to remedy or eliminate the irreconcilable material conflict, up to and including: (1), withdrawing the assets allocable to some or all of the separate accounts from the Fund or any Portfolio and reinvesting such assets in a different investment medium, including (but not limited to) another Portfolio of the Fund, or submitting the question whether such segregation should be implemented to a vote of all affected Contract owners and, as appropriate, segregating the assets of any appropriate group (i.e., annuity contract owners, life insurance contract owners, or variable contract owners of one or more Participating Insurance Companies) that votes in favor of such segregation, or offering to the affected contract owners the option of making such a change; and (2),

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establishing a new registered management investment company or managed separate account.

7.4. If a material irreconcilable conflict arises because of a decision by the Company to disregard contract owner voting instructions and that decision represents a minority position or would preclude a majority vote, the Company may be required, at the Fund's election, to withdraw the affected Account's investment in the Fund and terminate this Agreement with respect to such Account; provided, however that such withdrawal and termination shall be limited to the extent required by the foregoing material irreconcilable conflict as determined by a majority of the disinterested members of the Board. Any such withdrawal and termination must take place within six (6) months after the Fund gives written notice that this provision is being implemented, and until the end of that six month period the Underwriter and Fund shall continue to accept and implement orders by the Company for the purchase (and redemption) of shares of the Fund.

7.5. If a material irreconcilable conflict arises because a particular state insurance regulator's decision applicable to the Company conflicts with the majority of other state regulators, then the Company will withdraw the affected Account's investment in the Fund and terminate this Agreement with respect to such Account within six months after the Board informs the Company in writing that it has determined that such decision has created an irreconcilable material conflict; provided, however, that such withdrawal and termination shall be limited to the extent required by the foregoing material irreconcilable conflict as determined by a majority of the disinterested members of the Board. Until the end of the foregoing six month period, the Underwriter and Fund shall continue to accept and implement orders by the Company for the purchase (and redemption) of shares of the Fund.

7.6. For purposes of Sections 7.3 through 7.6 of this Agreement, a majority of the disinterested members of the Board shall determine whether any proposed action adequately remedies any irreconcilable material conflict, but in no event will the Fund be required to establish a new funding medium for the Contracts. The Company shall not be required by Section 7.3 to establish a new funding medium for the Contracts if an offer to do so has been declined by vote of a majority of Contract owners materially adversely affected by the irreconcilable material conflict. In the event that the Board determines that any proposed action does not adequately remedy any irreconcilable material conflict, then the Company will withdraw the Account's investment in the Fund and terminate this Agreement within six (6) months after the Board informs the Company in writing of the foregoing determination, provided, however, that such withdrawal and termination shall be limited to the extent required by any such material irreconcilable conflict as determined by a majority of the disinterested members of the Board.

7.7. If and to the extent that Rule 6e-2 and Rule 6e-3(T) are amended, or Rule 6e-3 is adopted, to provide exemptive relief from any provision of the Act or the rules promulgated thereunder with respect to mixed or shared funding (as defined in the Shared Funding Exemptive Order) on terms and conditions materially different from those

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contained in the Shared Funding Exemptive Order, then (a) the Fund and/or the
Participating Insurance Companies, as appropriate, shall take such steps as may be necessary to comply with Rules 6e-2 and 6e-3(T), as amended, and Rule 6e-3, as adopted, to the extent such rules are applicable; and (b) Sections 3.4, 3.5, 7.1, 7.2, 7.3, 7.4, and 7.5 of this Agreement shall continue in effect only to the extent that terms and conditions substantially identical to such Sections are contained in such Rule(s) as so amended or adopted.

                         ARTICLE VIII. Indemnification

8.1.  Indemnification By The Company

8.1(a). The Company agrees to indemnify and hold harmless the Fund and each trustee of the Board and officers and each person, if any, who controls the Fund within the meaning of Section 15 of the 1933 Act (collectively, the "Indemnified Parties" for purposes of this Section 8.1) against any and all losses, claims, damages, liabilities (including amounts paid in settlement with the written consent of the Company) or litigation (including legal and other expenses), to which the Indemnified Parties may become subject under any statute, regulation, at common law or otherwise, insofar as such losses, claims, damages, liabilities or expenses (or actions in respect thereof) or settlements are related to the sale or acquisition of the Fund's shares or the Contracts and:

       (i) arise out of or are based upon any untrue statements or alleged untrue statements of any material fact contained in the Registration Statement or prospectus for the Contracts or contained in the Contracts or sales literature for the Contracts (or any amendment or supplement to any of the foregoing), or arise out of or are based upon the omission or the alleged omission to state therein a material fact requited to be stated therein or necessary to make the statements therein not misleading, provided that this agreement to indemnify shall not apply as to any Indemnified Party if such statement or omission or such alleged statement or omission was made in reliance upon and in conformity with information furnished to the Company by or on behalf of the Fund for use in the Registration Statement or prospectus for the Contracts or in the Contracts or sales literature (or any amendment or supplement) or otherwise for use in connection with the sale of the Contracts or Fund shares; or

       (ii) arise out of or as a result of statements or representations (other than statements or representations contained in the Registration Statement, prospectus or sales literature of the Fund not supplied by the Company, or persons under its control) or wrongful conduct of the Company or persons under its control, with respect to the sale or distribution of the Contracts or Fund Shares; or

    (iii) arise out of any untrue statement or alleged untrue statement of a material fact contained in a Registration Statement, prospectus, or sales literature of the Fund or any amendment thereof or supplement thereto or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading if such a statement or omission was made in reliance upon information furnished to the Fund by or on behalf of the Company; or

    (iv) arise as a result of any failure by the Company to provide the services and furnish the materials under the terms of this Agreement; or

    (v) arise out of or result from any material breach of any representation and/or warranty made by the Company in this Agreement or arise out of or result from any other material breach of this Agreement by the Company, as limited by and in accordance with the provisions of Sections 8.1(b) and 8.1(c) hereof.

8.1(b). The Company shall not be liable under this indemnification provision with respect to any losses, claims, damages, liabilities or litigation incurred or assessed against an Indemnified Party as such may arise from such Indemnified Party's willful misfeasance, bad faith, or gross negligence in the performance of such Indemnified Party's duties or by reason of such Indemnified Party's reckless disregard of obligations or duties under this Agreement or to the Fund, whichever is applicable.

8.1(c). The Company shall not be liable under this indemnification provision with respect to any claim made against an Indemnified Party unless such Indemnified Party shall have notified the Company in writing within a reasonable time after the summons or other first legal process giving information of the nature of the claim shall have been served upon such Indemnified Party (or after such Indemnified Party shall have received notice of such service on any designated agent), but failure to notify the Company of any such claim shall not relieve the Company from any liability which it may have to the Indemnified Party against whom such action is brought otherwise than on account of this indemnification provision. In case any such action is brought against the Indemnified Parties, the Company shall be entitled to participate, at its own expense, in the defense of such action. The Company also shall be entitled to assume the defense thereof, with counsel satisfactory to the party named in the action. After notice from the Company to such party of the Company's election to assume the defense thereof, the Indemnified Party shall bear the fees and expenses of any additional counsel retained by it, and the Company will not be liable to such party under this Agreement for any legal or other expenses subsequently incurred by such party independently in connection with the defense thereof other than reasonable costs of investigation.

8.1(d). The Indemnified Parties will promptly notify the Company of the commencement of any litigation or proceedings against them in connection with the issuance or sale of the Fund Shares or the Contracts or the operation of the Fund.

8.2. Indemnification by the Underwriter

8.2(a). The Underwriter agrees to indemnify and hold harmless the Company and each of its directors and officers and each person, if any, who controls the Company within the meaning of Section 15 of the 1933 Act (collectively, the "Indemnified Parties" for purposes of this Section 8.2) against any and all losses, claims, damages, liabilities (including amounts paid in settlement with the written consent of the Underwriter) or litigation (including legal and other expenses) to which the Indemnified Parties may become subject under any statute, at common law or otherwise, insofar as such losses, claims, damages, liabilities or expenses (or actions in respect thereof) or settlements are related to the sale or acquisition of the Fund's shares or the Contracts and:

       (i) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement or prospectus or sales literature of the Fund (or any amendment or supplement to any of the foregoing), or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, provided that this agreement to indemnify shall not apply as to any Indemnified Party if such statement of omission or such alleged statement or omission was made in reliance upon and in conformity with information furnished to the Underwriter or Fund by or on behalf of the Company for use in the Registration Statement or prospectus for the Fund or in sales literature (or any amendment or supplement) or otherwise for use in connection with the sale of the Contracts or Fund shares; or

       (ii) arise out of or as a result of statements or representations (other than statements or representations contained in the Registration Statement, prospectus or sales literature for the Contracts not supplied by the Underwriter or persons under its control) or wrongful conduct of the Fund, Adviser or Underwriter or persons under their control, with respect to the sale or distribution of the Contracts or Fund shares; or

       (iii) arise out of any untrue statement or alleged untrue statement of a material fact contained in a Registration Statement, prospectus, or sales literature covering the Contracts, or any amendment thereof or supplement thereto, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the Statement of statements therein not misleading, if such statement or omission was made in reliance upon information furnished to the Company by or on behalf of the Fund; or

       (iv) arise as a result of any failure by the Fund to provide the services and furnish the materials under the terms of this Agreement (including a failure, whether unintentional or in good faith or otherwise, to comply with the diversification requirements specified in Article VI of this Agreement); or

       (v) arise out of or result from any material breach of any representation and/or warranty made by the Underwriter in this Agreement or arise out of or result from any other material breach of this Agreement by the Underwriter; as limited by and in accordance with the provisions of Sections 8.2(b) and 8.2(c) hereof.

8.2(b). The Underwriter shall not be liable under this indemnification provision with respect to any losses, claims, damages, liabilities or litigation to which an Indemnified Party would otherwise be subject by reason of such Indemnified Party's willful misfeasance, bad faith, or gross negligence in the performance of such Indemnified Party's duties or by reason of such Indemnified Party's reckless disregard of obligations and duties under this Agreement or to each Company or the Account, whichever is applicable.

8.2(c). The Underwriter shall not be liable under this indemnification provision with respect to any claim made against an Indemnified Party unless such Indemnified Party shall have notified the Underwriter in writing within a reasonable time after the summons or other first legal process giving information of the nature of the claim shall have been served upon such Indemnified Party (or after such Indemnified Party shall have received notice of such service on any designated agent), but failure to notify the Underwriter of any such claim shall not relieve the Underwriter from any liability which it may have to the Indemnified Party against whom such action is brought otherwise than on account of this indemnification provision. In case any such action is brought against the Indemnified Parties, the Underwriter will be entitled to participate, at its own expense, in the defense thereof. The Underwriter also shall be entitled to assume the defense thereof, with counsel satisfactory to the party named in the action. After notice from the Underwriter to such party of the Underwriter's election to assume the defense thereof, the Indemnified Party shall bear the fees and expenses of any additional counsel retained by it, and the Underwriter will not be liable to such party under this Agreement for any legal or other expenses subsequently incurred by such party independently in connection with the defense thereof other than reasonable costs of investigation.

8.2(d). The Company agrees promptly to notify the Underwriter of the commencement of any litigation or proceedings against it or any of its officers or directors in connection with the issuance or sale of the Contracts or the operation of each Account.

8.3.  Indemnification By the Fund

8.3(a). The Fund agrees to indemnify and hold harmless the Company, and each of its directors and officers and each person, if any, who controls the Company within the meaning of Section 15 of the 1933 Act (collectively, the "Indemnified Parties" for purposes of this Section 8.3) against any and all losses, claims, damages, liabilities (including amounts paid in settlement with the written consent of the Fund) or litigation (including legal and other expenses) to which the Indemnified Parties may become subject under any statute, at common law or otherwise, insofar as such losses, claims, damages, liabilities or expenses (or actions in respect thereof) or settlements result from the gross negligence, bad faith or willful misconduct of the Board or any member thereof, are related to the operations of the Fund and:

       (i) arise as a result of any failure by the Fund to provide the services and furnish the materials under the terms of this Agreement (including a failure to comply with the diversification requirements specified in Article VI of this Agreement);or

       (ii) arise out of or result from any material breach of any representation and/or warranty made by the Fund in this Agreement or arise out of or result from any other material breach of this Agreement by the Fund;

as limited by and in accordance with the provisions of Sections 8.3(b) and 8.3(c) hereof.

8.3(b). The Fund shall not be liable under this indemnification provision with respect to any losses, claims, damages, liabilities or litigation incurred or assessed against an Indemnified Party as such may arise from such Indemnified Party's willful misfeasance, bad faith, or gross negligence in the performance of such Indemnified Party's duties or by reason of such Indemnified Party's reckless disregard of obligations and duties under this Agreement or to the Company, the Fund, the Underwriter or each Account, whichever is applicable.

8.3(c). The Fund shall not be liable under this indemnification provision with respect to any claim made against an Indemnified Party unless such Indemnified Party shall have notified the Fund in writing within a reasonable time after the summons or other first legal process giving information of the nature of the claim shall have been served upon such Indemnified Party (or after such Indemnified Party shall have received notice of such service on any designated agent), but failure to notify the Fund of any such claim shall not relieve the Fund from any liability which it may have to the Indemnified Party against whom such action is brought otherwise than on account of this indemnification provision.

In case any such action is brought against the Indemnified Parties, the Fund will be entitled to participate, at its own expense, in the defense thereof. The Fund also shall be entitled to assume the defense thereof, with counsel satisfactory to the party named in the action. After notice from the Fund to such party of the Fund's election to assume the defense thereof, the Indemnified Party shall bear the fees and expenses of any additional counsel retained by it, and the Fund will not be liable to such party under this Agreement for any legal or other expenses subsequently incurred by such party independently in connection with the defense thereof other than reasonable costs of investigation.

8.3(d). The Company and the Underwriter agree promptly to notify the Fund of the commencement of any litigation or proceedings against it or any of its respective officers or directors in connection with this Agreement, the issuance or sale of the Contracts, with respect to the operation of either Account, or the sale or acquisition of shares of the Fund.

                           ARTICLE IX. Applicable Law

9.1. This Agreement shall be construed and the provisions hereof interpreted under and in accordance with the laws of the Commonwealth of Massachusetts.

9.2. This Agreement shall be subject to the previsions of the 1933, 1934 and 1940 acts, and the rules and regulations and rulings thereunder, including such exemptions from those statutes, rules and regulations as the Securities and Exchange Commission may grant (including, but not limited to, the Shared Funding Exemptive Order) and the terms hereof shall be interpreted and construed in accordance therewith.

                             ARTICLE X. Termination

10.1. This Agreement shall continue in full force and effect until the first to occur of:

       (a) termination by any party for any reason by sixty (60) days advance written notice delivered to the other parties; or

       (b) termination by the Company by written notice to the Fund and the Underwriter with respect to any Portfolio based upon the Company's determination that shares of such Portfolio are not reasonably available to meet the requirements of the Contracts; or

       (c) termination by the Company by written notice to the Fund and the Underwriter with respect to any Portfolio in the event any of the Portfolio's shares are not registered, issued or sold in accordance with applicable state and/or federal law or such law precludes the use of such shares as the underlying investment media of the Contracts issued or to be issued by the Company; or

       (d) termination by the Company by written notice to the Fund and the Underwriter with respect to any Portfolio in the event that such Portfolio ceases to qualify as a Regulated Investment Company under Subchapter M of the Code or under any successor or similar provision, or if the Company reasonably believes that the Fund may fail to so qualify; or

       (e) termination by the Company by written notice to the Fund and the Underwriter with respect to any Portfolio in the event that such Portfolio fails to meet the diversification requirements specified in Article VI hereof; or

       (f) termination by either the Fund or the Underwriter by written notice to the Company, if either one or both of the Fund or the Underwriter respectively, shall determine, in their sole judgment exercised in good faith, that the Company and/or its affiliated companies has suffered a material adverse change in its business, operations, financial condition or prospects since the date of this Agreement or is the subject of material adverse publicity; or

       (g) termination by the Company by written notice to the Fund and the Underwriter, if the Company shall determine, in its sole judgment exercised in good faith, that either the Fund or the Underwriter has suffered a material adverse change in its business, operations, financial condition or prospects since the date of this Agreement or is the subject of material adverse publicity; or

       (h) termination by the Fund or the Underwriter by written notice to the Company, if the Company gives the Fund and the Underwriter the written notice specified in Section 1.6(b) hereof and at the time such notice was given there was no notice of termination outstanding under any other provision of this Agreement; provided, however any termination under this Section 10.1(h) shall be effective forty five
           (45) days after the notice specified in Section 1.6(b) was given.

10.2. Effect of Termination. Notwithstanding any termination of this Agreement, the Fund and the Underwriter shall at the option of the Company, continue to make available additional shares of the Fund pursuant to the terms and conditions of this Agreement, for all Contracts in effect on the effective date of termination of this Agreement (hereinafter referred to as "Existing Contracts"). Specifically, without limitation, the owners of the Existing Contracts shall be permitted to reallocate investments in the Fund, redeem investments in the Fund and/or invest in the Fund upon the making of additional purchase payments under the Existing Contracts. The parties agree that this Section 10.2 shall not apply to any terminations under Article VII and the effect of such Article VII terminations shall be governed by Article VII of this Agreement.

10.3 The Company shall not redeem Fund shares attributable to the Contracts (as opposed to Fund shares attributable to the Company's assets held in the Account) except (i) as necessary to implement Contract Owner initiated or approved transactions, or (ii) as required by state and/or federal laws or regulations or judicial or other legal precedent of general application (hereinafter referred to as a "Legally Required Redemption"). Upon request, the Company will promptly furnish to the Fund and the Underwriter the opinion of counsel for the Company (which counsel shall be reasonably satisfactory to the Fund and the Underwriter) to the effect that any redemption pursuant to clause (ii) above is a Legally Required Redemption, or (iii) as permitted by an order of the SEC pursuant to
Section 26(b) of the 1940 Act.. Furthermore, except in cases where permitted under the terms of the Contracts, the Company shall not prevent Contract Owners from allocating payments to a Portfolio that was otherwise available under the Contracts without first giving the Fund or the Underwriter 90 days notice of its intention to do so.

                              ARTICLE XI. Notices

Any notice shall be sufficiently given when sent by registered or certified mail to the other party at the address of such party set forth below or at such other address as such party may from time to time specify in writing to the other party.

If to the Fund:

      82 Devonshire Street
      Boston, Massachusetts 02109
      Attention: Treasurer

If to the Company:

      Hartford Life Insurance Company
      200 Hopmeadow Street
      Simsbury, CT 06070
      Attention: Greg Bubnash

If to the Underwriter:

      82 Devonshire Street
      Boston, Massachusetts 02109
      Attention: Treasurer

                          ARTICLE XII.  Miscellaneous

12.1 All persons dealing with the Fund must look solely to the property of the Fund for the enforcement of any claims against the Fund as neither the Board, officers, agents or shareholders assume any personal liability for obligations entered into on behalf of the Fund.

12.2 Subject to the requirements of legal process and regulatory authority, each party hereto shall treat as confidential the names and addresses of the owners of the Contracts and all information reasonably identified as confidential in writing by any other party hereto and, except as permitted by this Agreement, shall not disclose, disseminate or utilize such names and addresses and other confidential information until such time as it may come into the public domain without the express written consent of the affected party.

12.3 The captions in this Agreement are included for convenience of reference only and in no way define or delineate any of the provisions hereof or otherwise affect their construction or effect.

12.4 This Agreement may be executed simultaneously in two or more counterparts, each of which taken together shall constitute one and the same instrument.

12.5 If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of the Agreement shall not be affected thereby.

12.6 Each party hereto shall cooperate with each other party and all appropriate governmental authorities (including without limitation the SEC, the NASD and state insurance regulators) and shall permit such authorities reasonable access to its books and records in connection with any investigation or inquiry relating to this Agreement or the transactions contemplated hereby. Notwithstanding the generality of the foregoing, each party hereto further agrees to furnish the California Insurance Commissioner with any information or reports in connection with services provided under this Agreement which such Commissioner may request in order to ascertain whether the insurance operations of the Company are being conducted in a manner consistent with the California Insurance Regulations and any other applicable law or regulations.

12.7 The rights, remedies and obligations contained in this Agreement are cumulative and are in addition to any and all rights, remedies and obligations, at law or in equity, which the parties hereto are entitled to under state and federal laws.

12.8. This Agreement or any of the rights and obligations hereunder may not be assigned by any party without the prior written consent of all parties hereto; provided, however, that the Underwriter may assign this Agreement or any rights or obligations hereunder to any affiliate of or company under common control with the Underwriter, if such assignee is duly licensed and registered to perform the obligations of the Underwriter under this Agreement.

12.9. The Company shall furnish, or shall cause to be furnished, to the Fund or its designee copies of the following reports:

       (a) the Company's annual statement (prepared under statutory accounting principles) and annual report (prepared under generally accepted accounting principles ("GAAP"), if any), as soon as practical and in any event within 90 days after the end of each fiscal year;

       (b) the Company's quarterly statements (statutory) (and GAAP, if any), as soon as practical and in any event within 45 days after the end of each quarterly period;

       (c) any financial statement, proxy statement, notice or report of the Company sent to stockholders and/or policyholders, as soon as practical after the delivery thereof to stockholders;

       (d) any registration statement (without exhibits) and financial reports of the Company filed with the Securities and Exchange Commission or any state insurance regulator, as soon as practical after the filing thereof;

       (e) any other report submitted to the Company by independent accountants in connection with any annual, interim or special audit made by them of the books of the Company, as soon as practical after the receipt thereof.

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed in its name and on its behalf by its duly authorized representative and its seal to be hereunder affixed hereto as of the date specified below.

HARTFORD LIFE INSURANCE COMPANY

By:    /s/ Juliana B. Dalton
       -----------------------------------
Name:  Juliana B. Dalton
Title: Vice President

VARIABLE INSURANCE PRODUCTS FUND

By:    /s/ J. Gary Burkhead
       -----------------------------------
Name:  J. Gary Burkhead
Title: Senior Vice President

FIDELITY DISTRIBUTORS CORPORATION

By:    /s/ Kurt A. Lange
       -----------------------------------
Name:  Kurt A. Lange
Title: President

                                   Schedule A

                   Separate Accounts and Associated Contracts

Name of Separate Account and Funded         Policy Form Numbers of Contracts
Date Established by Board of Directors      By Separate Account

                                   SCHEDULE B

                             PROXY VOTING PROCEDURE

The following is a list of procedures and corresponding responsibilities for the handling of proxies relating to the Fund by the Underwriter, the Fund and the Company. The defined terms herein shall have the meanings assigned in the Participation Agreement except that the term "Company" shall also include the department or third party assigned by the Insurance Company to perform the steps delineated below.

1. The number of proxy proposals is given to the Company by the Underwriter as early as possible before the date set by the Fund for the shareholder meeting to facilitate the establishment of tabulation procedures. At this time the Underwriter will inform the Company of the Record, Mailing and Meeting dates. This will be done verbally approximately two months before meeting.

2. Promptly after the Record Date, the Company will perform a "tape run", or other activity, which will generate the names, addresses and number of units which are attributed to each contractowner/policyholder (the "Customer") as of the Record Date. Allowance should be made for account adjustments made after this date that could affect the status of the Customers' accounts as of the Record Date.

     Note: The number of proxy statements is determined by the activities described in Step #2. The Company will use its best efforts to call in the number of Customers to Fidelity, as soon as possible, but no later than two weeks after the Record Date.

3. The Fund's Annual Report must be sent to each Customer by the Company either before or together with the Customers' receipt of a proxy statement. Underwriter will provide the last Annual Report to the Company pursuant to the terms of
Section 3.3 of the Agreement to which this Schedule relates.

4. The text and format for the Voting Instruction Cards ("Cards" or "Card") is provided to the Company by the Fund. The Company, at its expense, shall produce and personalize the Voting Instruction Cards. The Legal Department of the Underwriter or its affiliate ("Fidelity Legal") must approve the Card before it is printed. Allow approximately 2-4 business days for printing information on the Cards. Information commonly found on the Cards includes:

       a.   name (legal name as found on account registration)

       b.  address

       c.   Fund or account number

       d.  coding to state number of units

       e. individual Card number for use in tracking and verification of votes (already on Cards as printed by the Fund)

(This and related steps may occur later in the chronological process due to possible uncertainties relating to the proposals.)

5. During this time, Fidelity Legal will develop, produce, and the Fund will pay for the Notice of Proxy and the Proxy Statement (one document). Printed and folded notices and statements will be sent to Company for insertion into envelopes (envelopes and return envelopes are provided and paid for by the Insurance Company). Contents of envelope sent to Customers by Company will include:

       a.   Voting Instruction Card(s)

       b.  One proxy notice and Statement (one document)

       c. return envelope (postage pre-paid by Company) addressed to the Company or its tabulation agent

       d. "urge buckslip" -- optional, but recommended. (This is a small, single sheet of paper that requests Customers to vote as quickly as possible and that their vote is important. One copy will be supplied by the Fund.)

       e. cover letter -- optional, supplied by Company and reviewed and approved in advance by Fidelity Legal.

6. The above contents should be received by the Company approximately 3-5 business days before mail date. Individual in charge at Company reviews and approves the contents of the mailing package to ensure correctness and completeness. Copy of this approval sent to Fidelity Legal.

7.  Package mailed by the Company.

       * The Fund must allow at least a 15-day solicitation time to the Company as the shareowner. (A 5-week period is recommended.) Solicitation time is calculated as calendar days from (but not including) the meeting, counting backwards.

8. Collection and tabulation of Cards begins. Tabulation usually takes place in another department or another vendor depending on process used. An often used procedure is to sort Cards on arrival by proposal into vote categories of all yes, no, or mixed replies, and to begin data entry.

     Note: Postmarks are not generally needed. A need for postmark information would be due to an insurance company's internal procedure and has not been required by Fidelity in the past.

9. Signatures on Card checked against legal name on account registration which was printed on the Card.

     Note: For Example, If the account registration is under "Bertram C. Jones, Trustee," then that is the exact legal name to be printed on the Card and is the signature needed on the Card.

10. If Cards are mutilated, or for any reason are illegible or are not signed properly, they are sent back to Customer with an explanatory letter, a new Card and return envelope. The mutilated or illegible Card is disregarded and considered to be NOT RECEIVED for purposes of vote tabulation. Any Cards that have "kicked out" (e.g. mutilated, illegible) of the procedure are "hand verified." i.e., examined as to why they did not complete the system. Any questions on those Cards are usually remedied individually.

11. There are various control procedures used to ensure proper tabulation of votes and accuracy of that tabulation. The most prevalent is to sort the Cards as they first arrive into categories depending upon their vote; an estimate of how the vote is progressing may then be calculated. If the initial estimates and the actual vote do not coincide, then an internal audit of that vote should occur. This may entail a recount.

12. The actual tabulation of votes is done in units which is then converted to shares. (It is very important that the Fund receives the tabulations stated in terms of a percentage and the number of SHARES.) Fidelity Legal must review and approve tabulation format.

13. Final tabulation in shares is verbally given by the Company to Fidelity Legal on the morning of the meeting not later than 10:00 a.m. Boston time. Fidelity Legal may request an earlier deadline if required to calculate the vote in time for the meeting.

14. A Certification of Mailing and Authorization to Vote Shares will be required from the Company as well as an original copy of the final vote. Fidelity Legal will provide a standard form for each Certification.

15. The Company will be required to box and archive the Cards received from the Customers. In the event that any vote is challenged or if otherwise necessary for legal, regulatory, or accounting purposes, Fidelity Legal will be permitted reasonable access to such Cards.

16. All approvals and "signing-off" may be done orally, but must always be followed up in writing.

                                   SCHEDULE C

Other investment companies currently available under variable annuities or variable life insurance issued by the Company:

                AMENDMENT NO. 1 TO PARTICIPATION AGREEMENT AMONG
                        VARIABLE INSURANCE PRODUCTS FUND
                       FIDELITY DISTRIBUTORS CORPORATION
                                      AND
                        HARTFORD LIFE INSURANCE COMPANY

WHEREAS, HARTFORD LIFE INSURANCE COMPANY (the "Company"), VARIABLE INSURANCE PRODUCTS FUND (the "Fund") and FIDELITY DISTRIBUTORS CORPORATION have previously entered into a Participation Agreement (the "Agreement") containing certain arrangements concerning prospectus costs; and

WHEREAS, the Trustees of the Fund have approved certain changes to the expense structure of the Fund; and

NOW, THEREFORE, the parties do hereby agree to amend the Agreement by substituting the following arrangement in place of any inconsistent language in the Participation Agreement, wherever found:

1. The Fund will provide to the Company each year, at the Fund's cost, such number of prospectuses and Statements of Additional Information as are actually distributed to the Company's then-existing variable life and/or variable annuity contract owners.

2. If the Company takes camera-ready film or computer diskettes containing the Fund's prospectus and/or Statement of Additional Information in lieu of receiving hard copies of these documents, the Fund will reimburse the Company in an amount computed as follows. The number of prospectuses and Statements of Additional Information actually distributed to existing contract owners by the Company will be multiplied by the Fund's actual per-unit cost of printing the documents.

3. The Company agrees to provide the Fund or its designee with such information as may be reasonably requested by the Fund in order to verify that the prospectuses and Statements of Additional Information provided to the Company, or the reimbursement made to the Company, are or have been used only for the purposes set forth hereinabove.

IN WITNESS WHEREOF we have set our hand as of the 15th day of December, 1994.

HARTFORD LIFE INSURANCE COMPANY

By:      /s/ Lynda Godkin
         ---------------------------------------
Name:    Lynda Godkin
Title:   Assistant General Counsel & Secretary

VARIABLE INSURANCE PRODUCTS FUND        FIDELITY DISTRIBUTORS CORPORATION

By:                                     By:
        ------------------------------          ------------------------------
Name:                                   Name:
Title:                                  Title:

                AMENDMENT NO. 2 TO PARTICIPATION AGREEMENT AMONG
                        VARIABLE INSURANCE PRODUCTS FUND
                       FIDELITY DISTRIBUTORS CORPORATION
                                      AND
                        HARTFORD LIFE INSURANCE COMPANY

WHEREAS, HARTFORD LIFE INSURANCE COMPANY (the "Company"), VARIABLE INSURANCE PRODUCTS FUND (the "Fund") and FIDELITY DISTRIBUTORS CORPORATION (the "underwriter") have previously entered into a Participation Agreement (the "Agreement"), and

WHEREAS, each of the parties desire to expand the Accounts of the Company which invest in shares of the Fund, and

NOW, THEREFORE, The Fund, Underwriter and the Company hereby agree to amend the Agreement by replacing, in their entirety, Schedules A and C with the attached Schedules A and C.

IN WITNESS WHEREOF we have set our hand as of the 25th day of May, 1995.

HARTFORD LIFE INSURANCE COMPANY

By:      /s/ Janet Weinberg Gorski
         -----------------------------
Name:    Janet Weinberg Gorski
Title:   Counsel

VARIABLE INSURANCE PRODUCTS FUND        FIDELITY DISTRIBUTORS CORPORATION

By:      /s/ J. Gary Burkhead           By:      /s/ Kurt A. Lange
         -----------------------------           -----------------------------
Name:    J. Gary Burkhead               Name:    Kurt A. Lange
Title:   Senior Vice President          Title:   President

                                   Schedule A

                   Separate Accounts and Associated Contracts

Name of Separate Account and Policy Form Numbers of Contracts Funded

DATE ESTABLISHED BY BOARD OF DIRECTORS    BY SEPARATE ACCOUNT
-------------------------------------------------------------------
HVA-DC-VA-II (established 5-1-77)         HL-14848
                                          HL-14849

                                   Schedule C

Other investment companies currently available under HVA-DC-VA-II are:

Hartford Advisors Fund, Inc.
Hartford Capital Appreciation Fund, Inc.
Hartford Bond Fund, Inc.
Hartford Dividend and Growth Fund, Inc.
Hartford index Fund, Inc.
Hartford Mortgage Securities Fund, Inc.
HVA Money Market Fund, Inc.
Calvert Responsibly Invested Balanced Portfolio Series of Acacia Capital Corporation
Hartford Stock Fund, Inc.
Hartford U.S. Government Money market Fund, Inc.
Twentieth Century TCI Portfolio, Inc.

   [LOGO]                                      ITT HARTFORD LIFE INSURANCE
ITT HARTFORD                                   COMPANIES

              KEVIN J. KIRK                    200 HOPMEADOW STREET
              VICE PRESIDENT AND               SIMSBURY, CT 06089
              DIRECTOR OF SALES                MAILING ADDRESS: P.O. BOX 2999
              ASSET MANAGEMENT SERVICES        HARTFORD, CT 06104-2999
                                               TELEPHONE (860) 843-8867

May 9, 1996

Ms. Jane Downs
Senior Legal Product Manager
Fidelity Legal Department
82 Devonshire Street
Boston, MA 02109

Re:  Amendment No 3 to VIP Fund Participation Agreement

Dear Ms. Downs:

This letter sets forth the terms of an Amendment to the existing Fund Participation Agreement of September 1, 1994 (the "Agreement") between Hartford Life Insurance Company, (the "Company") and the Variable Insurance Products Fund, (the "Fund") and Fidelity Distributors Corporation (the "Underwriter"). The purpose of this Amendment is to expand the number of separate accounts (the "Accounts") of the Company which invest in shares of the following Fund
Portfolios: Fidelity VIP: Overseas Portfolio and Fidelity VIP: Growth Portfolio as the underlying investment media for certain group variable annuity contracts issued by the Company.

1. After the date of acceptance below, the term Account as used in the Agreement and as reflected on Schedule A to the Agreement, shall include Separate Account HVA-DC-VA-II, Separate Account VK, Separate Account VK-1 and Separate Account VK-2.

2. The Company represents that Separate Accounts VK, VK-1 and VK-2 shall be used solely in connection with Group Variable Annuity Contracts issued as investment vehicles for employee benefit plans intended to meet the qualification requirements of Code section 401(a). The Company further represents that Separate Accounts VK, VK-1 and VK-2, as limited to the qualified employee benefit plan market, are exempt from registration under the Investment Company Act of 1940, the Securities Exchange Act of 1934 and the Securities Act of 1933.

                                ITT HARTFORD GROUP, INC.
                                HARTFORD PLAZA, HARTFORD, CONNECTICUT 06115

To indicate your acceptance of and agreement with the foregoing Amendment, please execute both copies of this letter where indicated below and return one executed copy to us.

Sincerely,
HARTFORD LIFE INSURANCE COMPANY

By:    /s/ Kevin J. Kirk
       ----------------------------------------
       Kevin J. Kirk
       Vice President and Director of Sales
       Asset Management Services

Accepted and agreed to this 24th day of May 1996.

VARIABLE INSURANCE PRODUCTS FUND        FIDELITY DISTRIBUTORS CORPORATION

By:     /s/ J. Gary Burkhead            By:     /s/ N. Litvack
        ------------------------------          ------------------------------
Name:   J. Gary Burkhead                Name:   N. Litvack
Title:  Senior Vice President           Title:  President

                                AMENDMENT NO. 4
                                     TO THE
                            PARTICIPATION AGREEMENT
                                     AMONG
                       VARIABLE INSURANCE PRODUCTS FUND,
                       FIDELITY DISTRIBUTORS CORPORATION
                                      AND
                        HARTFORD LIFE INSURANCE COMPANY

WHEREAS, HARTFORD LIFE INSURANCE COMPANY (the "Company"), VARIABLE INSURANCE PRODUCTS FUND (the "Fund") and FIDELITY DISTRIBUTORS CORPORATION (the "Underwriter") have previously entered into a Participation Agreement dated September 1, 1994 (the "Agreement"); and

WHEREAS, each of the parties hereto desire to expand the number of Separate Accounts (the "Accounts") of the Company which invest in shares of the Fund.

NOW, THEREFORE, the Fund, the Underwriter and the Company hereby agree to amend the Agreement as follows:

1. The term "Account" as used in the Agreement, and as reflected on Schedule A to the Agreement, shall include: Separate Account HVA-DC-VA-II, Separate Account VK, Separate Account VK-1, Separate Account VK-2, Separate Account VK-3 and Separate Account VK-4.

2. The Company represents that Separate Account HVA-DC-VA-II is registered as a unit investment trust under the Investment Company Act of 1940 and certain variable life insurance and annuity contacts funded through Separate Account HVA-DC-VA-II are registered under the Securities Act of 1933.

3. The Company further represents that Separate Account VK, Separate Account VK-1, Separate Account VK-2, Separate Account VK-3, and Separate Account VK-4 shall fund only variable annuity contracts issued in connection with pension or profit-sharing plans intended to meet the qualification requirements of section 401 of the Internal Revenue Code. As limited to said qualified employee benefit plan market, Separate Accounts VK, VK-1, VK-2, VK-3, and VK-4 are exempt from registration under the Investment Company Act of 1940 and the variable annuity contracts funded through Separate Accounts VK, VK-1, VK-2, VK-3, and VK-4, and issued in connection with said qualified plans, are exempt from registration under the Securities Act of 1933.

4. Schedule A to the Agreement is hereby amended and replaced in its entirety with Schedule A attached hereto.

IN WITNESS WHEREOF, each of the parties hereto has caused this Amendment to be executed in its name and on its behalf by its duly authorized representative as of this 4th day of June, 1997.

HARTFORD LIFE INSURANCE COMPANY

By:      /s/ Peter J. Vogt
         ------------------------------------
Name:    Peter J. Vogt
Title:   Director
         Product Development and Marketing
         Corporate Markets

VARIABLE INSURANCE PRODUCTS FUND

By:      /s/ J. Gary Burkhead
         ------------------------------------
Name:    J. Gary Burkhead
Title:   Senior Vice President

FIDELITY DISTRIBUTORS CORPORATION

By:      /s/ Paul J. Hondros
         ------------------------------------
Name:    Paul J. Hondros
Title:   President

                                   Schedule A
                               Separate Accounts

                                                             DATE ESTABLISHED
SEPARATE ACCOUNT                                           BY BOARD OF DIRECTORS
--------------------------------------------------------------------------------
HVA-DC-VA-II                                                      5/1/77
VK                                                                4/2/96
VK-1                                                              4/2/96
VK-2                                                              4/2/96
VK-3                                                              1/21/97
VK-4                                                              1/21/97

                                AMENDMENT NO. 5
                                     TO THE
                            PARTICIPATION AGREEMENT
                                     AMONG
                        VARIABLE INSURANCE PRODUCTS FUND
                       FIDELITY DISTRIBUTORS CORPORATION
                                      AND
                        HARTFORD LIFE INSURANCE COMPANY

WHEREAS, Variable Insurance Products Fund (the "Fund"), Fidelity Distributors Corporation (the "Underwriter"), and Hartford Life Insurance Company (the "Company") have previously entered into a Participation Agreement dated September 1, 1994 (the "Agreement");

WHEREAS, each or the parties to the Agreement has intended and continues to intend that the term "Contracts," as defined in the Agreement, include all relevant Variable Insurance Products (defined in the Agreement as variable life insurance policies and variable annuity contracts) of the Company;

WHEREAS, each of the parties hereto intends both the Fund's "initial class shares" and "service class shares" to be available to the Accounts of the Company;

WHEREAS, each of the parties hereto intends both registered and unregistered Accounts of the Company to be able to invest in shares of the Fund;

WHEREAS, certain Accounts fund only Variable Insurance Products issued in connection with pension or profit-sharing plans intended to meet the qualification requirements of Section 401 of the Internal Revenue Code of 1986, as amended (hereinafter the "Code"), and such Accounts and the Variable Insurance Products funded by those Accounts are exempt from registration under the Investment Company of 1940 (the "1940 Act") and the Securities Act of 1933 (the "1933 Act"), respectively; and

WHEREAS, certain Accounts and the Variable Insurance Products funded by those Accounts may not be required to be registered under the 1940 Act and 1933 Act, respectively, pursuant to certain exceptions available for non-public offerings provided by those Acts and the rules and regulations promulgated thereunder;

WHEREAS, each of the parties hereto desires to expand the number of Accounts of the Company which invest in shares of the Fund and to clarify the Contracts that are and have been covered by the Agreement;

NOW THEREFORE, the Fund, the Underwriter and the Company hereby agree to amend the Agreement as follows:

1.  Section 2.5. is hereby amended as follows:

2.5.(a) With respect to its "initial class shares," the Fund currently does not intend to make any payments to finance distribution expenses pursuant to Rule 12b-1 under the 1940 Act or otherwise, although it may make such payments in the future. The Fund has adopted a "no fee" or "defensive" Rule 12b-1 Plan under which it makes no payments for distribution expenses. To the extent that it decides to finance distribution expenses pursuant to Rule 12b-1, the Fund undertakes to have a board of trustees, a majority of whom are not interested persons of the Fund, formulate and approve any plan under Rule 12b-1 to finance distribution expenses.

(b) With respect to its "service class shares," the Fund has adopted a Rule 12b-1 Plan pursuant to Rule 12b-1 under the 1940 Act according to which it makes payments to finance distribution expenses. The Fund represents and warrants that it has a board of trustees, a majority of whom are not interested persons of the Fund, which has formulated and approved the Fund's Rule 12b-1 Plan to finance distribution expenses of the Fund and that any changes to the Fund's Rule 12b-1 Plan will be approved by a similarly constituted board of trustees.

2.  Section 2.12. is hereby added as follows:

2.12. For its unregistered Accounts which are exempt from registration under the 1940 Act in reliance upon Section 3(c)(1) or Section 3(c)(7) thereof, the Company represents and agrees that:

       (a) Hartford Equity Sales Company is the principal underwriter for each such unregistered Account and its subdivisions and is a registered broker-dealer under the 1934 Act;

       (b) the Fund shares are and will continue to be the only investment securities held by the corresponding Account subdivisions; and

       (c) with regard to each Portfolio, the Company, on behalf of the corresponding Account subdivision, will:

           (1) vote such shares held by it in the same proportion as the vote of all other holders of such Shares: and

           (2) refrain from substituting shares of another security for such shares unless the SEC has approved such substitution in the manner provided in Section 26 of the 1940 Act.

3. The term "Account" as used in the Agreement, and as reflected on Schedule A to the Agreement, shall include: (1) ICMG Secular Trust Separate Account; (2) VL I; and (3) VL II.

4. The Company represents and warrants that ICMG Secular Trust Separate Account, VL I and VL II are each registered as unit investment trusts under the 1940 Act and that certain Contracts funded thereby are registered under the 1933 Act.

5. Schedule A to the Agreement is hereby amended and replaced in its entirety by Schedule A attached hereto.

6. Schedule C to the Agreement is hereby amended and replaced in its entirety by Schedule C attached hereto.

IN WITNESS WHEREOF, each of the parties hereto has caused this Amendment to be executed in its name and on its behalf by its duly authorized representative on this 2nd day of March, 1998, to be effective as of September 1, 1994.

VARIABLE INSURANCE PRODUCTS FUND

By:    /s/ Robert C. Pozen
       -----------------------------------
Name:  Robert C. Pozen
Title: Senior Vice President

FIDELITY DISTRIBUTORS CORPORATION

By:    /s/ Kevin J. Kelly
       -----------------------------------
Name:  Kevin J. Kelly
Title: Vice President

HARTFORD LIFE INSURANCE COMPANY

By:    /s/ John P. Ginnetti
       -----------------------------------
NAME:  John P. Ginnetti
Title: Executive Vice President

                                   SCHEDULE A

               SEGREGATED ASSET ACCOUNTS AND ASSOCIATED CONTRACTS

NAME OF ACCOUNT AND DATE ESTABLISHED                               CONTRACTS FUNDED BY THE ACCOUNT
----------------------------------------------------------------------------------------------------------
HVA-DC-VA-II (May 1, 1977)                                 HL-14848, HL-14849, HV-1219, HV-1500
ICMG Secular Trust Separate Account (Oct. 28, 1994)        GVA94(P)
VK (April 2, 1996)                                         HL-14991
VK-1 (April 2, 1996)                                       HL-14991
VK-2 (April 2, 1996)                                       HL-14991
VK-3 (Jan. 21, 1997)                                       HL-14991
VK-4 (Jan. 21, 1997)                                       HL-14991
VL I (Sept. 3, 1992)                                       HL-13865, HL-14785
VL II (Sept. 3, 1994)                                      HL-14623

                                   SCHEDULE C

Other investment companies currently available as underlying investment options to variable life insurance policies and variable annuity Contracts issued by the Company under the segregated asset accounts listed on Schedule A:

Hartford Advisers Fund, Inc.
Hartford Capital Appreciation Fund, Inc.
Hartford Bond Fund, Inc,
Hartford Dividend and Growth Fund, Inc.
Hartford Index Fund, Inc.
Hartford Mortgage Securities Fund, Inc.
Hartford Stock Fund, Inc.
Hartford International Opportunities Fund, Inc.
HVA money market Fund, Inc.
Calvert Social Balanced Fund Series of Acacia Capital Corporation
American Century Variable Portfolios, Inc.
Neuberger & Berman Advisers Management Trust
The Alger American Fund
JPM Series Trust II
Morgan Stanley Universal Funds, Inc.
Putnam Variable Trust

                                AMENDMENT NO. 6
                                     TO THE
                            PARTICIPATION AGREEMENT
                                     AMONG
                        VARIABLE INSURANCE PRODUCTS FUND
                       FIDELITY DISTRIBUTORS CORPORATION
                                      AND
                        HARTFORD LIFE INSURANCE COMPANY

WHEREAS, Variable Insurance Products Fund (the "Fund"), Fidelity Distributors Corporation (the "Underwriter"), and Hartford Life Insurance Company (the "Company") have previously entered into a Participation Agreement dated September 1, 1994 (the "Agreement");

WHEREAS, each of the parties hereto desires to expand the numbers of Accounts of the Company which invest in shares of the Fund and clarify the Accounts and Contracts that are and have been covered by the Agreement;

NOW THEREFORE, the Fund, the Underwriter, and the Company hereby agree to amend the Agreement as follows:

1. The term "Account" as used in the Agreement, and as reflected on Schedule A to the Agreement, shall include: (i) Separate Account ICMG Series III; (ii) Separate Account ICMG Series III-A; (iii) Separate Account ICMG Series III-B; (iv) Separate Account ICMG Series VI-P; and (v) ICMG Registered Variable Life Separate Account A.

2. The Company represents and warrants that Separate Account ICMG Series III, Separate Account ICMG Series III-A, Separate Account ICMG Series III-B, and Separate Account ICMG Series VI-P are exempt from registration under the Investment Company Act of 1940 (the "1940 Act") and that the Contracts funded thereby are exempt from registration under the Securities Act of 1933 (the "1933 Act").

3. The Company represents and warrants that ICMG Registered Variable Life Separate Account A is registered as a unit investment trust under the 1940 Act and that certain Contracts funded thereby are registered under the 1933 Act.

4. Schedule A to the Agreement is hereby amended and replaced in its entirety by Schedule A attached hereto.

5. Schedule C to the Agreement is hereby amended and replaced in its entirety by Schedule C attached hereto.

IN WITNESS WHEREOF, each of the parties hereto has caused this Amendment to be executed in its name and on its behalf by its duly authorized representative on this 31st day of July, 1998, to be effective as of September 1, 1994.

VARIABLE INSURANCE PRODUCTS FUND

By:         /s/ Robert C. Pozen
            ---------------------------
Name:       Robert C. Pozen
Title:      Senior Vice President

FIDELITY DISTRIBUTORS CORPORATION

By:         /s/ Kevin J. Kelly
            ---------------------------
Name:       Kevin J. Kelly
Title:      Vice President

HARTFORD LIFE INSURANCE COMPANY

By:         /s/ John P. Ginnetti
            ---------------------------
Name:       John P. Ginnetti
Title:      Executive Vice President

                                   SCHEDULE A

               SEGREGATED ASSET ACCOUNTS AND ASSOCIATED CONTRACTS

NAME OF ACCOUNT AND DATE ESTABLISHED                               CONTRACTS FUNDED BY THE ACCOUNT
---------------------------------------------------------------------------------------------------------------------
HVA-DC-VA-II (May 1, 1977)                                         HL-14848, HL-14849, HV-1219, HV-1500
VK (April 2, 1996)                                                 HL-14991
VK-1 (April 2, 1996)                                               HL-14991
VK-2 (April 2, 1996)                                               HL-14991
VK-3 (Jan. 21, 1997)                                               HL-14991
VK-4 (Jan. 21, 1997)                                               HL-14991
VL I (Sept. 3, 1992)                                               HL-13865, HL-14785
VL II (Sept. 3, 1994)                                              HL-14623
ICMG Secular Trust Separate Account (Oct. 28, 1994)                GVA94(P)
Separate Account ICMG Series III (Dec. 19, 1988)                   GVL-93(P)
Separate Account ICMG Series III-A (Dec. 19, 1988)                 GVL-93(P)
Separate Account ICMG Series III-B (Feb. 8, 1996)                  GVL-93(P)
Separate Account ICMG Series VI-P (Oct. 23, 1997)                  GVL-93(P)
ICMG Registered Variable Life Separate Account A (Apr. 14, 1998)   HL-GVL95(P)NY

                                   SCHEDULE C

Other investment companies currently available as underlying investment options to variable life insurance policies and variable annuity contracts issued by the Company under the segregated asset accounts listed on Schedule A:

Hartford Advisers HLS Fund, Inc.
Hartford Bond HLS Fund, Inc.
Hartford Capital Appreciation HLS Fund, Inc.
Hartford Dividend & Growth HLS Fund, Inc.
Hartford Index HLS Fund, Inc.
Hartford International Opportunities HLS Fund, Inc.
Hartford Money Market HLS Fund, Inc.
Hartford Mortgage Securities HLS Fund, Inc.
Hartford Stock HLS Fund, Inc.
Calvert Social Balanced Fund Series of Acacia Capital Corporation
American Century Variable Portfolios, Inc.
Neuberger & Berman Advisers Management Trust
The Alger American Fund
JPM Series Trust II
Morgan Stanley Universal Funds, Inc.
Putnam Variable Trust
BT Insurance Funds Trust
Templeton Variable Products Series Fund
Warburg, Pincus Trust

                                AMENDMENT NO. 7
                                     TO THE
                            PARTICIPATION AGREEMENT
                                     AMONG
                        VARIABLE INSURANCE PRODUCTS FUND
                       FIDELITY DISTRIBUTORS CORPORATION
                                      AND
                        HARTFORD LIFE INSURANCE COMPANY

WHEREAS, Variable Insurance Products Fund (the "Fund"), Fidelity Distributors Corporation (the "Underwriter"), and Hartford Life Insurance Company (the "Company") have previously entered into a Participation Agreement dated September 1, 1994 (the "Agreement");

WHEREAS, each of the parties hereto desires to expand the number of Accounts of the Company which invest in shares of the Fund and clarify the Accounts and Contracts that are and have been covered by the Agreement;

NOW THEREFORE, the Fund, the Underwriting, and the Company hereby agree to amend the Agreement as follows:

1. The term "Account" as used in the Agreement, and as reflected in Schedule A to the Agreement, shall include: (i) Separate Account ICMG Series II.

2. The Company represents and warrants that Separate Account ICMG Series II is exempt from registration under the Investment Company Act of 1940 (the "1940 Act") and that the Contracts funded thereby are exempt from registration under the Securities Act of 1933 (the "1933 Act").

3. Schedule A to the Agreement is hereby amended and replaced in its entirety by Schedule A attached hereto.

4. Schedule C to the Agreement is hereby amended and replaced in its entirety by Schedule C attached hereto.

IN WITNESS WHEREOF, each of the parties hereto has caused this Amendment to be executed in its name and on its behalf by its duly authorized representative on this 9th day of August, 2000, to be effective as of September 1, 1994.

VARIABLE INSURANCE PRODUCTS FUND

By:      /s/ Robert C. Pozen
         -----------------------------
Name:    Robert C. Pozen
Title:   Senior Vice President

FIDELITY DISTRIBUTORS CORPORATION

By:      /s/ Kevin J. Kelly
         -----------------------------
Name:    Kevin J. Kelly
Title:   Vice President

HARTFORD LIFE INSURANCE COMPANY

By:      /s/ Joseph F. Mahoney, Jr
         -----------------------------
Name:    Joseph F. Mahoney, Jr
Title:   President

                                   SCHEDULE A

               SEGREGATED ASSET ACCOUNTS AND ASSOCIATED CONTRACTS

NAME OF ACCOUNT AND DATE ESTABLISHED                                        CONTRACTS FUNDED BY THE ACCOUNT
---------------------------------------------------------------------------------------------------------------------
HVA-DC-VA-II (May 1, 1977)                                         HL-14848,HL-14849,HV-1219,HV-1500
VK (April 2, 1996)                                                 HL-14991
VK-1 (April 2, 1996)                                               HL-14991
VK-2 (Jan. 21, 1997)                                               HL-14991
VK-3 (Jan. 21, 1997)                                               HL-14991
VK-4 (Jan. 21, 1997)                                               HL-14991
VL I (Sept. 3, 1992)                                               HL-13865, HL-14785
VL II (Sept. 3, 1994)                                              HL-14623
ICMG Secular Trust Separate Account (Oct. 28, 1994)                GVA94(P)
Separate Account ICMG Series III (Dec. 19, 1988)                   GVL-93(P)
Separate Account ICMG Series III-A (Dec. 19, 1988)                 GVL-93(P)
Separate Account ICMG Series III-B (Feb. 8, 1996)                  GVL-93(P)
Separate Account ICMG Series IV-P (Oct. 23, 1997)                  GVL-93(P)
ICMG Registered Variable Life Separate Account A (Apr. 14, 1998)   HL-GVL95(P)NY
Separate Account ICMG Series II (Nov. 15, 1993)                    GVL-93(P)

                                   SCHEDULE C

Other investment companies currently available as underlying Investment options to variable lif insurance policies and variable annuity contracts issued by the Company under the segregated ass accounts listed on Schedule A:

Hartford Advisers HLS Fund, Inc.
Hartford Bond HLS Fund, Inc.
Hartford Capital Appreciation HLS Fund, Inc.
Hartford Dividend & Growth HLS Fund, Inc.
Hartford Index HLS Fund, Inc.
Hartford International Opportunities HLS Fund, Inc.
Hartford Money Market HLS Fund, Inc.
Hartford Mortgage Securities HLS Fund, Inc.
Hartford Stock HLS Fund, Inc.
Calvert Social Balanced Fund Series of Acacia Capital Corporation
American Century Variable Portfolios, Inc.
Neuberger Berman Advisers Management Trust
The Alger American Fund
JPM Series Trust II
The Universal Institutional Funds, Inc.
Putnam Variable Trust
Deutsche Asset Management VIT Funds
Franklin Templeton Variable Insurance Products Trust
Warburg Pincus Trust
Janus Aspen Series
MFS Variable Insurance Trust
American Funds Insurance Series
One Group Investment Trust

                                AMENDMENT NO. 8
                                     TO THE
                            PARTICIPATION AGREEMENT
                                     AMONG
                        VARIABLE INSURANCE PRODUCTS FUND
                       FIDELITY DISTRIBUTORS CORPORATION
                                      AND
                        HARTFORD LIFE INSURANCE COMPANY

WHEREAS, Variable Insurance Products Fund (the "Fund"), Fidelity Distributors Corporation (the "Underwriter"), and Hartford Life Insurance Company (the "Company") have previously entered into a Participation Agreement dated September 1, 1994 (the "Agreement");

WHEREAS, each of the parties hereto desires to expand the number of Accounts of the Company which invest in shares of the Fund and clarify the Accounts and Contracts that are and have been covered by the Agreement;

NOW THEREFORE, the Fund, the Underwriting, and the Company hereby agree to amend the Agreement as follows:

1. The term "Account" as used in the Agreement, and as reflected in Schedule A to the Agreement, shall include:

       (i)  Separate Account ICMG Series I;

       (ii) Separate Account ICMG Series IIA;

       (iii) Separate Account ICMG Series IIC;

       (iv) Separate Account ICMG Series IV; and,

       (v)  Separate Account ICMG Series VII.

2. The Company represents and warrants that Separate Account ICMG Series I, Separate Account ICMG Series IIA, Separate Account ICMG Series IIC, Separate Account ICMG Series IV, and Separate Account ICMG Series VII are exempt from registration under the Investment Company Act of 1940 (the "1940 Act") and that the Contracts funded thereby are exempt from registration under the Securities Act of 1933 (the "1933 Act").

3. Schedule A to the Agreement is hereby amended and replaced in its entirety by Schedule A attached hereto.

4. Schedule C to the Agreement is hereby amended and replaced in its entirety by Schedule C attached hereto.

IN WITNESS WHEREOF, each of the parties hereto has caused this Amendment to be executed in its name and on its behalf by its duly authorized representative on this 29 day of August, 2007, to be effective as of September 1, 1994.

VARIABLE INSURANCE PRODUCTS FUND

By:      /s/ Kimberley Monasterio
         ----------------------------------------
Name:    (Treasurer) Kimberley Monasterio
Title:   (Senior Vice President) Treasurer -
         Senior Vice President

FIDELITY DISTRIBUTORS CORPORATION

By:      /s/ William F. Loehning
         -----------------------------
Name:    William F. Loehning
Title:   Executive Vice President

HARTFORD LIFE INSURANCE COMPANY

By:      /s/ Joseph F. Mahoney
         -----------------------------
Name:    Joseph F. Mahoney
Title:   Vice President

                                   SCHEDULE A

               SEGREGATED ASSET ACCOUNTS AND ASSOCIATED CONTRACTS

NAME OF ACCOUNT AND DATE ESTABLISHED                             CONTRACTS FUNDED BY THE ACCOUNT
--------------------------------------------------------------------------------------------------------
HVA-DC-VA-II (May 1, 1977)                               HL-14848, HL-14849, HV-1219, HV-1500
VK (April 2, 1996)                                       HL-14991
VK-1 (April 2, 1996)                                     HL-14991
VK-2 (April 2, 1996)                                     HL-14991
VK-3 (January 21, 1997)                                  HL-14991
VK-4 (January 21, 1997)                                  HL-14991
VL I (September 3, 1992)                                 HL-13865, HL-14785, HL-14875, HL- 15471(99),
                                                         HL-15486(00), HL-15894(03), HL-15898(03),
                                                         HL-15904(03)
VL II (September 3, 1994)                                HL-14623, HL-15441(98), HL form No. ILA-1020
ICMG Secular Trust Separate Account (October 28, 1994)   GVA94(P)
Separate Account ICMG Series I (Nov. 15, 1993)           GVL-93(P), IVL-97(P)
Separate Account ICMG Series II (Nov. 15, 1993)          GVL-93(P), IVL-97(P)
Separate Account ICMG Series IIA (Nov. 15, 1993)         GVL-93(P), IVL-97(P)
Separate Account ICMG Series IIC (Dec. 12, 1997)         GVL-93(P), IVL-97(P)
Separate Account ICMG Series III (December 19, 1988)     GVL-93(P)
Separate Account ICMG Series III-A (December 19, 1988)   GVL-93(P)
Separate Account ICMG Series III-B (February 8, 1996)    GVL-93(P)
Separate Account ICMG Series IV (April 17, 1995)         GVL-93(P), IVL-97(P), IVL-99(P)
Separate Account ICMG Series IV-P (October 23, 1997)     GVL-93(P)
Separate Account ICMG Series VII (April 1, 1999)         IVL-99(P)
ICMG Registered Variable Life Separate Account A (April  HL-GVL95(P)NY
14, 1998)
Separate Account Eleven                                  HL-15420

                                   SCHEDULE C

Other investment companies currently available as underlying investment options to variable life insurance policies and variable annuity contracts issued by the Company under the segregated asset accounts listed on Schedule A:

Hartford Advisers HLS Fund
Hartford Total Return Bond HLS Fund
Hartford Capital Appreciation HLS Fund
Hartford International Capital Appreciation HLS Fund
Hartford Index HLS Fund
Hartford Mid-Cap HLS Fund
Hartford MidCap Growth HLS Fund
Hartford Money Market HLS Fund
Hartford SmallCap Value HLS Fund
Hartford Stock HLS Fund
Hartford U.S. Government HLS Fund
Hartford Value Opportunities HLS Fund
Calvert Social Balanced Fund Series of Acacia Capital Corporation
American Century Variable Portfolios, Inc.
Neuberger Berman Advisers Management Trust
The Alger American Fund
JPM Series Trust II
The Universal Institutional Funds, Inc.
Putnam Variable Trust
DWS Investments VIT
Franklin Templeton Variable Insurance Products Trust
Credit Suisse Funds
Janus Aspen Series
MFS Variable Insurance Trust
American Funds Insurance Series
JPMorgan Insurance Trust
AIM V.I. Funds
Dreyfus Variable Investment Fund
Delaware VIP Funds
Goldman Sachs VIT
BlackRock Variable Series
Russell Investments Funds
Vanguard Variable Insurance Funds

                            PARTICIPATION AGREEMENT
                                     Among
                      VARIABLE INSURANCE PRODUCTS FUND II.
                       FIDELITY DISTRIBUTORS CORPORATION
                                      and
                        HARTFORD LIFE INSURANCE COMPANY

THIS AGREEMENT, made and entered into as of the             day of             ,
1994 by and among HARTFORD LIFE INSURANCE COMPANY, (hereinafter the "Company"), a Connecticut corporation, on its own behalf and on behalf of each segregated asset account of the Company set forth on Schedule A hereto as may be amended from time to time (each such account hereinafter referred to as the "Account"), and the VARIABLE INSURANCE PRODUCTS FUND II, an unincorporated business trust organized under the laws of the Commonwealth of Massachusetts (hereinafter the "Fund") and FIDELITY DISTRIBUTORS CORPORATION (hereinafter the "Underwriter"), a Massachusetts corporation.

WHEREAS, the Fund engages in business as an open-end management investment company and is available to act as the investment vehicle for separate accounts established for variable life insurance policies and variable annuity contracts (collectively, the "Variable Insurance Products") to be offered by insurance companies which have entered into participation agreements with the Fund and the Underwriter (hereinafter "Participating Insurance Companies"); and

WHEREAS, the beneficial interest in the Fund is divided into several series of shares, each representing the interest in a particular managed portfolio of securities and other assets, any one or more of which may be made available under this Agreement, as may be amended from time to time by mutual agreement of the parties hereto (each such series hereinafter referred to as a "Portfolio"); and

WHEREAS, the Fund has obtained an order from the Securities and Exchange Commission, dated September 17, 1986 (File No. 812-6422), granting Participating Insurance Companies and variable annuity and variable life insurance separate accounts exemptions from the provisions of sections 9(a), 13(a), 15(a), and 15(b) of the Investment Company Act of 1940, as amended, (hereinafter the "1940 Act") and Rules 6e-2(b)(15) and 6e-3(T)(b)(15) thereunder, to the extent necessary to permit shares of the Fund to be sold to and held by variable annuity and variable life insurance separate accounts of both affiliated and unaffiliated life insurance companies (hereinafter the "Shared Funding Exemptive Order"); and

WHEREAS, the Fund is registered as an open-end management investment company under the 1940 Act and its shares are registered under the Securities Act of 1933, as amended (hereinafter the "1933 Act"); and

WHEREAS, Fidelity Management & Research Company (the "Adviser") is duly registered as an investment adviser under the federal Investment Advisers Act of 1940 and any applicable state securities law; and

WHEREAS, the Company has registered or will register certain variable life insurance and variable annuity contracts under the 1933 Act; and

WHEREAS, each Account is a duly organized, validly existing segregated asset account, established by resolution of the Board of Directors of the Company, on the date shown for such Account on Schedule A hereto, to set aside and invest assets attributable to the aforesaid variable annuity contracts; and

WHEREAS, the Company has registered or will register each Account as a unit investment trust under the 1940 Act; and

WHEREAS, the Underwriter is registered as a broker dealer with the Securities and Exchange Commission ("SEC") under the Securities Exchange Act of 1934, as amended, (hereinafter the "1934 Act"), and is a member in good standing of the National Association of Securities Dealers, Inc. (hereinafter "NASD"); and

WHEREAS, to the extent permitted by applicable insurance laws and regulations, the Company intends to purchase shares in the Portfolios on behalf of each Account to fund certain of the aforesaid variable life and variable annuity contracts and the Underwriter is authorized to sell such shares to unit investment trusts such as each Account at net asset value;

NOW, THEREFORE, in consideration of their mutual promises, the Company, the Fund and the Underwriter agree as follows:

                         ARTICLE I. Sale of Fund Shares

1.1. The Underwriter agrees to sell to the Company those shares of the Fund which each Account orders, executing such orders on a daily basis at the net asset value next computed after receipt by the Fund or its designee of the order for the shares of the Fund. For purposes of this Section 1.1, the Company shall be the designee of the Fund for receipt of such orders from each Account and receipt by such designee shall constitute receipt by the Fund; provided that the Fund receives notice of such order by 9:00 a.m. Boston time on the next following Business Day. "Business Day" shall mean any day on which the New York Stock Exchange is open for trading and on which the Fund calculates its net asset value pursuant to the rules of the Securities and Exchange Commission.

1.2. The Fund agrees to make its shares available indefinitely for purchase at the applicable net asset value per share by the Company and its Accounts on those days on which the Fund calculates its net asset value pursuant to rules of the Securities and Exchange Commission and the Fund shall use reasonable efforts to calculate such net asset value on each day which the New York Stock Exchange is open for trading. Notwithstanding the foregoing, the Board of Trustees of the Fund (hereinafter the "Board") may refuse to sell shares of any Portfolio to any person, or suspend or terminate the offering of shares of any Portfolio if such action is required by law or by regulatory authorities having jurisdiction or is, in the sole discretion of the Board acting in good faith and in light of their fiduciary duties under federal and any applicable state laws, necessary in the best interests of the shareholders of such Portfolio.

1.3. The Fund and the Underwriter agree that shares of the Fund will be sold only to Participating Insurance Companies and their separate accounts. No shares of any Portfolio will be sold to the general public.

1.4. The Fund and the Underwriter will not sell Fund shares to any insurance company or separate account unless an agreement containing provisions substantially the same as Articles I, III, V, VII and Section 2.5 of Article II of this Agreement is in effect to govern such sales.

1.5. The Fund agrees to redeem for cash, on the Company's request, any full or fractional shares of the Fund held by the Company, executing such requests on a daily basis at the net asset value next computed after receipt by the Fund or its designee of the request for redemption. For purposes of this Section 1.5, the Company shall be the designee of the Fund for receipt of requests for redemption from each Account and receipt by such designee shall constitute receipt by the Fund; provided that the Fund receives notice of such request for redemption on the next following Business Day.

1.6. The Company agrees that purchases and redemptions of Portfolio shares offered by the then current prospectus of the Fund shall be made in accordance with the provisions of such prospectus. The Company agrees that all net amounts available under the variable annuity contracts with the form number(s) which are listed on Schedule A attached hereto and incorporated herein by this reference, as such Schedule A may be amended from time to time hereafter by mutual written agreement of all the parties hereto, (the "Contracts") shall be invested in the Fund, in such other Funds advised by the Adviser as may be mutually agreed to in writing by the parties hereto, or in the Company's general account, provided that such amounts may also be invested in an investment company other than the Fund if (a) such other investment company, or series thereof, has investment objectives or policies that are substantially different from the investment objectives and policies of all the Portfolios of the Fund; or (b) the Company gives the Fund and the Underwriter 45 days written notice of its intention to make such other investment company available as a funding vehicle for the Contracts; or (c) such other investment company was available as a funding vehicle for the Contracts prior to the date of this Agreement and the Company so informs the Fund and Underwriter prior to their signing this Agreement (a list of such funds appearing on Schedule C to this Agreement); or
(d) the Fund or Underwriter consents to the use of such other investment company.

1.7. The Company shall pay for Fund shares on the next Business Day after an order to purchase Fund shares is made in accordance with the provisions of
Section 1.1 hereof. Payment shall be in federal funds transmitted by wire. For purpose of Section 2.10 and 2.11, upon receipt by the Fund of the federal funds so wired, such funds shall cease to be the responsibility of the Company and shall become the responsibility of the Fund.

1.8. Issuance and transfer of the Fund's shares will be by book entry only. Stock certificates will not be issued to the Company or any Account. Shares ordered from the Fund will be recorded in an appropriate title for each Account or the appropriate subaccount of each Account.

1.9. The Fund shall furnish same day notice (by wire or telephone, followed by written confirmation) to the Company of any income, dividends or capital gain distributions payable on the Fund's shares. The Company hereby elects to receive all such income dividends and capital gain distributions as are payable on the Portfolio shares in additional shares of that Portfolio. The Company reserves the right to revoke this election and to receive all such income dividends and capital gain distributions in cash. The Fund shall notify the Company of the number of shares so issued as payment of such dividends and distributions.

1.10. The Fund shall make the net asset value per share for each Portfolio available to the Company on a daily basis as soon as reasonably practical after the net asset value per share is calculated (normally by 6:30 p.m. Boston time) and shall use its best efforts to make such net asset value per share available by 7 p.m. Boston time.

                   ARTICLE II. Representations and Warranties

2.1. The Company represents and warrants that the Contracts are or will be registered under the 1933 Act; that the Contracts will be issued and sold in compliance in all material respects with all applicable Federal and State laws and that the sale of the Contracts shall comply in all material respects with state insurance suitability requirements. The Company further represents and warrants that it is an insurance company duly organized and in good standing under applicable law and that it has legally and validly established each Account prior to any issuance or sale thereof as a segregated asset account under Section 38a-433 of the Connecticut Insurance Code and has registered or, prior to any issuance or sale of the Contracts, will register each Account as a unit investment trust in accordance with the provisions of the 1940 Act to serve as a segregated investment account for the Contracts.

2.2. The Fund represents and warrants that Fund shares sold pursuant to this Agreement shall be registered under the 1933 Act, duly authorized for issuance and sold in compliance with the laws of the State of Connecticut and all applicable federal and state securities laws and that the Fund is and shall remain registered under the 1940 Act. The Fund shall amend the Registration Statement for its shares under the 1933 Act and the 1940 Act from time to time as required in order to effect the continuous offering of its shares. The Fund shall register and qualify the shares for sale in accordance with the laws of the various states only if and to the extent deemed advisable by the Fund or the Underwriter.

2.3. The Fund represents that it is currently qualified as a Regulated Investment Company under Subchapter M of the Internal Revenue Code of 1986, as amended, (the "Code") and that it will make every effort to maintain such qualification (under Subchapter M or any successor or similar provision) and that it will notify the Company immediately upon having a reasonable basis for believing that it has ceased to so qualify or that it might not so qualify in the future.

2.4. The Company represents that the Contracts are currently treated as endowment or annuity insurance contracts, under applicable provisions of the Code and that it will make every effort to maintain such treatment and that it will notify the Fund and the Underwriter immediately upon having a reasonable basis for believing that the Contracts have ceased to be so treated or that they might not be so treated in the future.

2.5. The Fund currently does not intend to make any payments to finance distribution expenses pursuant to Rule 12b-1 under the 1940 Act or otherwise, although it may make such payments in the future. The Fund has adopted a "no fee" or "defensive" Rule 12b-1 Plan under which it makes no payments for distribution expenses. To the extent that it decides to finance distribution expenses pursuant to Rule 12b-1, the Fund undertakes to have a board of trustees, a majority of whom are not interested persons of the Fund, formulate and approve any plan under Rule 12b-1 to finance distribution expenses.

2.6. The Fund makes no representation as to whether any aspect of its operations (including, but not limited to, fees and expenses and investment policies) complies with the insurance laws or regulations of the various states except that the Fund represents that the Fund's investment policies, fees and expenses are and shall at all times remain in compliance with the laws of the State of Connecticut and the Fund and the Underwriter represent that their respective operations are and shall at all times remain in material compliance with the laws of the State of Connecticut to the extent required to perform this Agreement.

2.7. The Underwriter represents and warrants that it is a member in good standing of the NASD and is registered as a broker-dealer with the SEC. The Underwriter further represents that it will sell and distribute the Fund shares in accordance with the laws of the State of Connecticut and all applicable state and federal securities laws, including without limitation the 1933 Act, the 1934 Act, and the 1940 Act.

2.8. The Fund represents that it is lawfully organized and validly existing under the laws of the Commonwealth of Massachusetts and that it does and will comply in all material respects with the 1940 Act.

2.9. The Underwriter represents and warrants that the Adviser is and shall remain duly registered in all material respects under all applicable federal and state securities laws and that the Adviser shall perform its obligations for the Fund in compliance in all material respects with the laws of the State of Connecticut and any applicable state and federal securities laws.

2.10. The Fund and Underwriter represent and warrant that all of their directors, officers, employees, investment advisers, and other individuals/entities dealing with the money and/or securities of the Fund are and shall continue to be at all times covered by a blanket fidelity bond or similar coverage for the benefit of the Fund in an amount not less than the minimal coverage as required currently by Rule 17g-(1) of the 1940 Act or related provisions as may be promulgated from time to time. The aforesaid Bond shall include coverage for larceny and embezzlement and shall be issued by a reputable bonding company.

2.11. The Company represents and warrants that all of its directors, officers, employees, investment advisers, and other individuals/entities dealing with the money and/or securities of the Fund are covered by a blanket fidelity bond or similar coverage for the benefit of the Fund, in an amount not less $5 million. The aforesaid includes coverage for larceny and embezzlement is issued by a reputable bonding company. The Company agrees to make all reasonable efforts to see that this bond or another bond containing these provisions is always in effect, and agrees to notify the Fund and the Underwriter in the event that such coverage no longer applies.

             ARTICLE III. Prospectuses and Proxy Statements; Voting

3.1. The Underwriter shall provide the Company (at the Company's expense) with as many copies of the Fund's current prospectus as the Company may reasonably request. If requested by the Company in lieu thereof, the Fund shall provide such documentation (including a final copy of the new prospectus as set in type at the Fund's expense) and other assistance as is reasonably necessary in order for the Company once each year (or more frequently if the prospectus for the Fund is amended) to have the prospectus for the Contracts and the Fund's prospectus printed together in one document (such printing to be at the Company's expense).

3.2. The Fund's prospectus shall state that the Statement of Additional Information for the Fund is available from the Underwriter (or in the Fund's discretion, the Prospectus shall state that such Statement is available from the
Fund), and the Underwriter (or the Fund), at its expense, shall print and provide such Statement free of charge to the Company and to any owner of a Contract or prospective owner who requests such Statement.

3.3. The Fund, at its expense, shall provide the Company with copies of its proxy statements, reports to shareholders, and other communications to shareholders in such quantity as the Company shall reasonably require for distributing to Contract owners.

3.4.  If and to the extent required by law the Company shall:

       (i)  solicit voting instructions from Contract owners;

       (ii) vote the Fund shares in accordance with instructions received from Contract owners; and

       (iii) vote Fund shares for which no instructions have been received in the same proportion as Fund shares of such portfolio for which instructions have been received,

so long as and to the extent that the Securities and Exchange Commission continues to interpret the 1940 Act to require pass-through voting privileges for variable contract owners. The Company reserves the right to vote Fund shares held in any segregated asset account in its own right, to the extent permitted by law. Participating Insurance Companies shall be responsible for assuring that each of their separate accounts participating in the Fund calculates voting privileges in a manner consistent with the standards set forth on Schedule B attached hereto and incorporated herein by this reference, which standards will also be provided to the other Participating Insurance Companies.

3.5. The Fund will comply with all provisions of the 1940 Act requiring voting by shareholders, and in particular the Fund will either provide for annual meetings or comply with Section 16(c) of the 1940 Act (although the Fund is not one of the trusts described in Section 16(c) of that Act) as well as with Sections 16(a) and, if and when applicable, 16(b). Further, the Fund will act in accordance with the Securities and Exchange Commission's interpretation of the requirements of Section 16(a) with respect to periodic elections of trustees and with whatever rules the Commission may promulgate with respect thereto.

                   ARTICLE IV. Sales Material and Information

4.1. The Company shall furnish, or shall cause to be furnished, to the Fund or its designee, each piece of sales literature or other promotional material in which the Fund or its investment adviser or the Underwriter is named, at least fifteen Business Days prior to its use. No such material shall be used if the Fund or its designee reasonably objects to such use within fifteen Business Days after receipt of such material.

4.2. The Company shall not give any information or make any representations or statements on behalf of the Fund or concerning the Fund in connection with the sale of the Contracts other than the information or representations contained in the registration statement or prospectus for the Fund shares, as such registration statement and prospectus may be amended or supplemented from time to time, or in reports or proxy statements for the Fund, or in sales literature or other promotional material approved by the Fund or its designee or by the Underwriter, except with the permission of the Fund or the Underwriter or the designee of either.

4.3. The Fund, Underwriter, or its designee shall furnish, or shall cause to be furnished, to the Company or its designee, each piece of sales literature or other promotional material in which the Company and/or its separate account(s), is named at least fifteen Business Days prior to its use. No such material shall be used if the Company or its designee reasonably objects to such use within fifteen Business Days after receipt of such material.

4.4. The Fund and the Underwriter shall not give any information or make any representations on behalf of the Company or concerning the Company, each Account, or the Contracts other than the information or representations contained in a registration statement or prospectus for the Contracts, as such registration statement and prospectus may be amended or supplemented from time to time, or in published reports for each Account which are in the public domain or approved by the Company for distribution to Contract owners, or in sales literature or other promotional material approved by the Company or its designee, except with the permission of the Company.

4.5. The Fund will provide to the Company at least one complete copy of all registration statements, prospectuses, Statements of Additional Information, reports, proxy statements, sales literature and other promotional materials, applications for exemptions, requests for no-action letters, and all amendments to any of the above, that relate to the Fund or its shares, contemporaneously with the filing of such document with the Securities and Exchange Commission or other regulatory authorities.

4.6. The Company will provide to the Fund at least one complete copy of all registration statements, prospectuses, Statements of Additional Information, reports, solicitation for voting instructions, sales literature and other promotional materials, applications for exemptions, requests for no action letters, and all amendments to any of the above, that relate to the Contracts or each Account, contemporaneously with the filing of such document with the SEC or other regulatory authorities.

4.7. For purposes of this Article IV, the phrase "sales literature or other promotional material" includes, but is not limited to, any of the following that refer to the Fund or any affiliate of the Fund: advertisements (such as material published, or designed for use in, a newspaper, magazine, or other periodical, radio, television, telephone or tape recording, videotape display, signs or billboards, motion pictures, or other public media), sales literature (i.e., any written communication distributed or made generally available to customers or the public, including brochures, circulars, research reports, market letters, form letters, seminar texts, reprints or excerpts of any other advertisement, sales literature, or published article), educational or training materials or other communications distributed or made generally available to some or all agents or employees, and registration statements, prospectuses, Statements of Additional Information, shareholder reports, and proxy materials.

                          ARTICLE V. Fees and Expenses

5.1. The Fund and Underwriter shall pay no fee or other compensation to the Company under this agreement, except that if the Fund or any Portfolio adopts and implements a plan pursuant to Rule 12b-1 to finance distribution expenses, then the Underwriter may make payments to the Company or to the underwriter for the Contracts if and in amounts agreed to by the Underwriter in writing and such payments will be made out of existing fees otherwise payable to the Underwriter, past profits of the Underwriter or other resources available to the Underwriter. No such payments shall be made directly by the Fund. Currently, no such payments are contemplated.

5.2. All expenses incident to performance by the Fund under this Agreement shall be paid by the Fund. The Fund shall see to it that all its shares are registered and authorized for issuance in accordance with applicable federal law and, if and to the extent deemed advisable by the Fund, in accordance with applicable state laws prior to their sale. The Fund shall bear the expenses for the cost of registration and qualification of the Fund's shares, preparation and filing of the Fund's prospectus and registration statement, proxy materials and reports, setting the prospectus in type, setting in type and printing the proxy materials and reports to shareholders (including the costs of printing a prospectus that constitutes an annual report), the preparation of all statements and notices required by any federal or state law, and all taxes on the issuance or transfer of the Fund's shares.

5.3. The Company shall bear the expenses of printing and distributing the Fund's prospectus to owners of Contracts issued by the Company and of distributing the Fund's proxy materials and reports to such Contract owners.

                          ARTICLE VI. Diversification

6.1. The Fund will at all times invest money from the Contracts in such a manner as to ensure that the Contracts will be treated as variable contracts under the Code and the regulations issued thereunder. Without limiting the scope of the foregoing, the Fund will at all times comply with Section 817(h) of the Code and Treasury Regulation 1.817-5, relating to the diversification requirements for variable annuity, endowment, or life insurance contracts and any amendments or other modifications to such Section or Regulations. In the event of a breach of this Article VI by the Fund, it will take all reasonable steps (a) to notify Company of such breach and (b) to adequately diversify the Fund so as to achieve compliance with the grace period afforded by Regulation 817-5.

                        ARTICLE VII. Potential Conflicts

7.1. The Board will monitor the Fund for the existence of any material irreconcilable conflict between the interests of the contract owners of all separate accounts investing in the Fund. An irreconcilable material conflict may arise for a variety of reasons, including: (a) an action by any state insurance regulatory authority; (b) a change in applicable federal or state insurance, tax, or securities laws or regulations, or a public ruling, private letter ruling, no-action or interpretative letter, or any similar action by insurance, tax, or securities regulatory authorities; (c) an administrative or judicial decision in any relevant proceeding; (d) the manner in which the investments of any Portfolio are being managed; (e) a difference in voting instructions given by variable annuity contract and variable life insurance contract owners; or (f) a decision by an insurer to disregard the voting instructions of contract owners. The Board shall promptly inform the Company if it determines that an irreconcilable material conflict exists and the implications thereof.

7.2. The Company will report any potential or existing conflicts of which it is aware to the Board. The Company will assist the Board in carrying out its responsibilities under the Shared Funding Exemptive Order, by providing the Board with all information reasonably necessary for the Board to consider any issues raised. This includes, but is not limited to, an obligation by the Company to inform the Board whenever contract owner voting instructions are disregarded.

7.3. If it is determined by a majority of the Board, or a majority of its disinterested trustees, that a material irreconcilable conflict exists, the Company and other Participating Insurance Companies shall, at their expense and to the extent reasonably practicable (as determined by a majority of the disinterested trustees), take whatever steps are necessary to remedy or eliminate the irreconcilable material conflict, up to and including: (1), withdrawing the assets allocable to some or all of the separate accounts from the Fund or any Portfolio and reinvesting such assets in a different investment medium, including (but not limited to) another Portfolio of the Fund, or submitting the question whether such segregation should be implemented to a vote of all affected Contract owners and, as appropriate, segregating the assets of any appropriate group (i.e., annuity contract owners, life insurance contract owners, or variable contract owners of one or more Participating Insurance Companies) that votes in favor of such segregation, or offering to the affected contract owners the option of making such a change; and (2), establishing a new registered management investment company or managed separate account.

7.4. If a material irreconcilable conflict arises because of a decision by the Company to disregard contract owner voting instructions and that decision represents a minority portion or would preclude a majority vote, the Company may be required, at the Fund's election, to withdraw the affected Account's investment in the Fund and terminate this Agreement with respect to such Account; provided, however that such withdrawal and termination shall be limited to the extent required by the foregoing material irreconcilable conflict as determined by a majority of the disinterested members of the Board. Any such withdrawal and termination must take place within six (6) months after the Fund gives written notice that this provision is being implemented, and until the end of that six month period the Underwriter and Fund shall continue to accept and implement orders by the Company for the purchase (and redemption) of shares of the Fund.

7.5. If a material irreconcilable conflict arises because a particular state insurance regulator's decision applicable to the Company conflicts with the majority of other state regulators, then the Company will withdraw the affected Account's investment in the Fund and terminate this Agreement with respect to such Account within six months after the Board informs the Company in writing that it has determined that such decision has created an irreconcilable material conflict; provided, however, that such withdrawal and termination shall be limited to the extent required by the foregoing material irreconcilable conflict as determined by a majority of the disinterested members of the Board. Until the end of the foregoing six month period, the Underwriter and Fund shall continue to accept and implement orders by the Company for the purchase (and redemption) of shares of the Fund.

7.6. For purposes of Sections 7.3 through 7.6 of this Agreement, a majority of the disinterested members of the Board shall determine whether any proposed action adequately remedies any irreconcilable material conflict, but in no event will the Fund be required to establish a new funding medium for the Contracts. The Company shall not be required by Section 7.3 to establish a new funding medium for the Contracts if an offer to do so has been declined by vote of a majority of Contract owners materially adversely affected by the irreconcilable material conflict. In the event that the Board determines that any proposed action does not adequately remedy any irreconcilable material conflict, then the Company will withdraw the Account's investment in the Fund and terminate this Agreement within six (6) months after the Board informs the Company in writing of the foregoing determination, provided, however, that such withdrawal and termination shall be limited to the extent required by any such material irreconcilable conflict as determined by a majority of the disinterested members of the Board.

7.7. If and to the extent that Rule 6e-2 and Rule 6e-3(T) are amended, or Rule 6e-3 is adopted, to provide exemptive relief from any provision of the Act or the rules promulgated thereunder with respect to mixed or shared funding (as defined in the Shared Funding Exemptive Order) on terms and conditions materially different from those contained in the Shared Funding Exemptive Order, then (a) the Fund and/or the Participating Insurance Companies, as appropriate, shall take such steps as may be necessary to comply with Rules 6e-2 and 6e-3(T), as amended, and Rule 6e-3, as adopted, to the extent such rules are applicable; and (b) Sections 3.4, 3.5, 7.1, 7.2, 7.3, 7.4, and 7.5 of this Agreement shall continue in effect only to the extent that terms and conditions substantially identical to such Sections are contained in such Rule(s) as so amended or adopted.

                         ARTICLE VIII. Indemnification

8.1.  Indemnification By The Company

8.1(a). The Company agrees to indemnify and hold harmless the Fund and each trustee of the Board and officers and each person, if any, who controls the Fund within the meaning of Section 15 of the 1933 Act (collectively, the "Indemnified Parties" for purposes of this Section 8.1) against any and all losses, claims, damages, liabilities (including amounts paid in settlement with the written consent of the Company) or litigation (including legal and other expenses), to which the Indemnified Parties may become subject under any statute, regulation, at common law or otherwise, insofar as such losses, claims, damages, liabilities or expenses (or actions in respect thereof) or settlements are related to the sale or acquisition of the Fund's shares or the Contracts and:

       (i) arise out of or are based upon any untrue statements or alleged untrue statements of any material fact contained in the Registration Statement or prospectus for the Contracts or contained in the Contracts or sales literature for the Contracts (or any amendment or supplement to any of the foregoing), or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, provided that this agreement to indemnify shall not apply as to any Indemnified Party if such statement or omission or such alleged statement or omission was made in reliance upon and in conformity with information furnished to the Company by or on behalf of the Fund for use in the Registration Statement or prospectus for the Contracts or in the Contracts or sales literature (or any amendment or supplement) or otherwise for use in connection with the sale of the Contracts or Fund shares; or

       (ii) arise out of or as a result of statements or representations (other than statements or representations contained in the Registration Statement, prospectus or sales literature of the Fund not supplied by the Company, or persons under its control) or wrongful conduct of the Company or persons under its control, with respect to the sale or distribution of the Contracts or Fund Shares; or

    (iii) arise out of any untrue statement or alleged untrue statement of a material fact contained in a Registration Statement, prospectus, or sales literature of the Fund or any amendment thereof or supplement thereto or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading if such a statement or omission was made in reliance upon information furnished to the Fund by or on behalf of the Company; or

    (iv) arise as a result of any failure by the Company to provide the services and furnish the materials under the terms of this Agreement; or

    (v) arise out of or result from any material breach of any representation and/or warranty made by the Company in this Agreement or arise out of or result from any other material breach of this Agreement by the Company, as limited by and in accordance with the provisions of Sections 8.1(b) and 8.1(c) hereof.

8.1(b). The Company shall not be liable under this indemnification provision with respect to any losses, claims, damages, liabilities or litigation incurred or assessed against an Indemnified Party as such may arise from such Indemnified Party's willful misfeasance, bad faith, or gross negligence in the performance of such Indemnified Party's duties or by reason of such Indemnified Party's reckless disregard of obligations or duties under this Agreement or to the Fund, whichever is applicable.

8.1(c). The Company shall not be liable under this indemnification provision with respect to any claim made against an Indemnified Party unless such Indemnified Party shall have notified the Company in writing within a reasonable time after the summons or other first legal process giving information of the nature of the claim shall have been served upon such Indemnified Party (or after such Indemnified Party shall have received notice of such service on any designated agent), but failure to notify the Company of any such claim shall not relieve the Company from any liability which it may have to the Indemnified Party against whom such action is brought otherwise than on account of this indemnification provision. In case any such action is brought against the Indemnified Parties, the Company shall be entitled to participate, at its own expense, in the defense of such action. The Company also shall be entitled to assume the defense thereof, with counsel satisfactory to the party named in the action. After notice from the Company to such party of the Company's election to assume the defense thereof, the Indemnified Party shall bear the fees and expenses of any additional counsel retained by it, and the Company will not be liable to such party under this Agreement for any legal or other expenses subsequently incurred by such party independently in connection with the defense thereof other than reasonable costs of investigation.

8.1(d). The Indemnified Parties will promptly notify the Company of the commencement of any litigation or proceedings against them in connection with the issuance or sale of the Fund Shares or the Contracts or the operation of the Fund.

8.2.  Indemnification by the Underwriter

8.2(a). The Underwriter agrees to indemnify and hold harmless the Company and each of its directors and officers and each person, if any, who controls the Company within the meaning of Section 15 of the 1933 Act (collectively, the "Indemnified Parties" for purposes of this Section 8.2) against any and all losses, claims, damages, liabilities (including amounts paid in settlement with the written consent of the Underwriter) or litigation (including legal and other expenses) to which the Indemnified Parties may become subject under any statute, at common law or otherwise, insofar as such losses, claims, damages, liabilities or expenses (or actions in respect thereof) or settlements are related to the sale or acquisition of the Fund's shares or the Contracts and:

       (i) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement or prospectus or sales literature of the Fund (or any amendment or supplement to any of the foregoing), or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, provided that this agreement to indemnify shall not apply as to any Indemnified Party if such statement or omission or such alleged statement or omission was made in reliance upon and in conformity with information furnished to the Underwriter or Fund by or on behalf of the Company for use in the Registration Statement or prospectus for the Fund or in sales literature (or any amendment or supplement) or otherwise for use in connection with the sale of the Contracts or Fund shares; or

       (ii) arise out of or as a result of statements or representations (other than statements or representations contained in the Registration Statement, prospectus or sales literature for the Contracts not supplied by the Underwriter or persons under its control) or wrongful conduct of the Fund, Adviser or Underwriter or persons under their control, with respect to the sale or distribution of the Contracts or Fund shares; or

       (iii) arise out of any untrue statement or alleged untrue statement of a material fact contained in a Registration Statement, prospectus, or sales literature covering the Contracts, or any amendment thereof or supplement thereto, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statement or statements therein not misleading, if such statement or omission was made in reliance upon information furnished to the Company by or on behalf of the Fund; or

       (iv) arise as a result of any failure by the Fund to provide the services and furnish the materials under the terms of this Agreement (including a failure, whether unintentional or in good faith or otherwise, to comply with the diversification requirements specified in Article VI of this Agreement); or

       (v) arise out of or result from any material breach of any representation and/or warranty made by the Underwriter in this Agreement or arise out of or result from any other material breach of this Agreement by the Underwriter; as limited by and in accordance with the provisions of Sections 8.2(b) and 8.2(c) hereof.

8.2(b). The Underwriter shall not be liable under this indemnification provision with respect to any losses, claims, damages, liabilities or litigation to which an Indemnified Party would otherwise be subject by reason of such Indemnified Party's willful misfeasance, bad faith, or gross negligence in the performance of such Indemnified Party's duties or by reason of such Indemnified Party's reckless disregard of obligations and duties under this Agreement or to each Company or the Account, whichever is applicable.

8.2(c). The Underwriter shall not be liable under this indemnification provision with respect to any claim made against an Indemnified Party unless such Indemnified Party shall have notified the Underwriter in writing within a reasonable time after the summons or other first legal process giving information of the nature of the claim shall have been served upon such Indemnified Party (or after such Indemnified Party shall have received notice of such service on any designated agent), but failure to notify the Underwriter of any such claim shall not relieve the Underwriter from any liability which it may have to the Indemnified Party against whom such action is brought otherwise than on account of this indemnification provision. In case any such action is brought against the Indemnified Parties, the Underwriter will be entitled to participate, at its own expense, in the defense thereof. The Underwriter also shall be entitled to assume the defense thereof, with counsel satisfactory to the party named in the action. After notice from the Underwriter to such party of the Underwriter's election to assume the defense thereof, the Indemnified Party shall bear the fees and expenses of any additional counsel retained by it, and the Underwriter will not be liable to such party under this Agreement for any legal or other expenses subsequently incurred by such party independently in connection with the defense thereof other than reasonable costs of investigation.

8.2(d). The Company agrees promptly to notify the Underwriter of the commencement of any litigation or proceedings against it or any of its officers or directors in connection with the issuance or sale of the Contracts or the operation of each Account.

8.3.  Indemnification By the Fund

8.3(a). The Fund agrees to indemnify and hold harmless the Company, and each of its directors and officers and each person, if any, who controls the Company within the meaning of Section 15 of the 1933 Act (collectively, the "Indemnified Parties" for purposes of this Section 8.3) against any and all losses, claims, damages, liabilities (including amounts paid in settlement with the written consent of the Fund) or litigation (including legal and other expenses) to which the Indemnified Parties may become subject under any statute, at common law or otherwise, insofar as such losses, claims, damages, liabilities or expenses (or actions in respect thereof) or settlements result from the gross negligence, bad faith or willful misconduct of the Board or any member thereof, are related to the operations of the Fund and:

       (i) arise as a result of any failure by the Fund to provide the services and furnish the materials under the terms of this Agreement (including a failure to comply with the diversification requirements specified in Article VI of this Agreement);or

       (ii) arise out of or result from any material breach of any representation and/or warranty made by the Fund in this Agreement or arise out of or result from any other material breach of this Agreement by the Fund;

as limited by and in accordance with the provisions of Sections 8.3(b) and 8.3(c) hereof.

8.3(b). The Fund shall not be liable under this indemnification provision with respect to any losses, claims, damages, liabilities or litigation incurred or assessed against an Indemnified Party as such may arise from such Indemnified Party's willful misfeasance, bad faith, or gross negligence in the performance of such Indemnified Party's duties or by reason of such Indemnified Party's reckless disregard of obligations and duties under this Agreement or to the Company, the Fund, the Underwriter or each Account, whichever is applicable.

8.3(c). The Fund shall not be liable under this indemnification provision with respect to any claim made against an Indemnified Party unless such Indemnified Party shall have notified the Fund in writing within a reasonable time after the summons or other first legal process giving information of the nature of the claim shall have been served upon such Indemnified Party (or after such Indemnified Party shall have received notice of such service on any designated agent), but failure to notify the Fund of any such claim shall not relieve the Fund from any liability which it may have to the Indemnified Party against whom such action is brought otherwise than on account of this indemnification provision.

In case any such action is brought against the Indemnified Parties, the Fund will be entitled to participate, at its own expense, in the defense thereof. The Fund also shall be entitled to assume the defense thereof, with counsel satisfactory to the party named in the action. After notice from the Fund to such party of the Fund's election to assume the defense thereof, the Indemnified Party shall bear the fees and expenses of any additional counsel retained by it, and the Fund will not be liable to such party under this Agreement for any legal or other expenses subsequently incurred by such party independently in connection with the defense thereof other than reasonable costs of investigation.

8.3(d). The Company and the Underwriter agree promptly to notify the Fund of the commencement of any litigation or proceedings against it or any of its respective officers or directors in connection with this Agreement, the issuance or sale of the Contracts, with respect to the operation of either Account, or the sale or acquisition of shares of the Fund.

                           ARTICLE IX. Applicable Law

9.1. This Agreement shall be construed and the provisions hereof interpreted under and in accordance with the laws of the Commonwealth of Massachusetts.

9.2. This Agreement shall be subject to the provisions of the 1933, 1934 and 1940 acts, and the rules and regulations and rulings thereunder, including such exemptions from those statutes, rules and regulations as the Securities and Exchange Commission may grant (including, but not limited to, the Shared Funding Exemptive Order) and the terms hereof shall be interpreted and construed in accordance therewith.

                             ARTICLE X. Termination

10.1. This Agreement shall continue in full force and effect until the first to occur of:

       (a) termination by any party for any reason by sixty (60) days advance written notice delivered to the other parties; or

       (b) termination by the Company by written notice to the Fund and the Underwriter with respect to any Portfolio based upon the Company's determination that shares of such Portfolio are not reasonably available to meet the requirements of the Contracts; or

       (c) termination by the Company by written notice to the Fund and the Underwriter with respect to any Portfolio in the event any of the Portfolio's shares are not registered, issued or sold in accordance with applicable state and/or federal law or such law precludes the use of such shares as the underlying investment media of the Contracts issued or to be issued by the Company; or

       (d) termination by the Company by written notice to the Fund and the Underwriter with respect to any Portfolio in the event that such Portfolio ceases to qualify as a Regulated Investment Company under Subchapter M of the Code or under any successor or similar provision, or if the Company reasonably believes that the Fund may fail to so qualify; or

       (e) termination by the Company by written notice to the Fund and the Underwriter with respect to any Portfolio in the event that such Portfolio fails to meet the diversification requirements specified in Article VI hereof; or

       (f) termination by either the Fund or the Underwriter by written notice to the Company, if either one or both of the Fund or the Underwriter respectively, shall determine, in their sole judgment exercised in good faith, that the Company and/or its affiliated companies has suffered a material adverse change in its business, operations, financial condition or prospects since the date of this Agreement or is the subject of material adverse publicity; or

       (g) termination by the Company by written notice to the Fund and the Underwriter, if the Company shall determine, in its sole judgment exercised in good faith, that either the Fund or the Underwriter has suffered a material adverse change in its business, operations, financial condition or prospects since the date of this Agreement or is the subject of material adverse publicity; or

       (h) termination by the Fund or the Underwriter by written notice to the Company, if the Company gives the Fund and the Underwriter the written notice specified in Section 1.6(b) hereof and at the time such notice was given there was no notice of termination outstanding under any other provision of this Agreement; provided, however any termination under this Section 10.1(h) shall be effective forty five
           (45) days after the notice specified in Section 1.6(b) was given.

10.2. Effect of Termination. Notwithstanding any termination of this Agreement, the Fund and the Underwriter shall at the option of the Company, continue to make available additional shares of the Fund pursuant to the terms and conditions of this Agreement, for all Contracts in effect on the effective date of termination of this Agreement (hereinafter referred to as "Existing Contracts"). Specifically, without limitation, the owners of the Existing Contracts shall be permitted to reallocate investments in the Fund, redeem investments in the Fund and/or invest in the Fund upon the making of additional purchase payments under the Existing Contracts. The parties agree that this Section 10.2 shall not apply to any terminations under Article VII and the effect of such Article VII terminations shall be governed by Article VII of this Agreement.

10.3 The Company shall not redeem Fund shares attributable to the Contracts (as opposed to Fund shares attributable to the Company's assets held in the Account) except (i) as necessary to implement Contract Owner initiated or approved transactions, or (ii) as required by state and/or federal laws or regulations or judicial or other legal precedent of general application (hereinafter referred to as a "Legally Required Redemption"). Upon request, the Company will promptly furnish to the Fund and the Underwriter the opinion of counsel for the Company (which counsel shall be reasonably satisfactory to the Fund and the Underwriter) to the effect that any redemption pursuant to clause (ii) above is a Legally Required Redemption, or (iii) as permitted by an order of the SEC pursuant to
Section 26(b) of the 1940 Act.. Furthermore, except in cases where permitted under the terms of the Contracts, the Company shall not prevent Contract Owners from allocating payments to a Portfolio that was otherwise available under the Contracts without first giving the Fund or the Underwriter 90 days notice of its intention to do so.

                              ARTICLE XI. Notices

Any notice shall be sufficiently given when sent by registered or certified mail to the other party at the address of such party set forth below or at such other address as such party may from time to time specify in writing to the other party.

If to the Fund:

     82 Devonshire Street
     Boston, Massachusetts 02109
     Attention: Treasurer

If to the Company:

     Hartford Life Insurance Company
     200 Hopmeadow Street
     Simsbury, CT 06070
     Attention: Greg Bubnash

If to the Underwriter:

     82 Devonshire Street
     Boston, Massachusetts 02109
     Attention: Treasurer

                           ARTICLE XII. Miscellaneous

12.1 All persons dealing with the Fund must look solely to the property of the Fund for the enforcement of any claims against the Fund as neither the Board, officers, agents or shareholders assume any personal liability for obligations entered into on behalf of the Fund.

12.2 Subject to the requirements of legal process and regulatory authority, each party hereto shall treat as confidential the names and addresses of the owners of the Contracts and all information reasonably identified as confidential in writing by any other party hereto and, except as permitted by this Agreement, shall not disclose, disseminate or utilize such names and addresses and other confidential information until such time as it may come into the public domain without the express written consent of the affected party.

12.3 The captions in this Agreement are included for convenience of reference only and in no way define or delineate any of the provisions hereof or otherwise affect their construction or effect.

12.4 This Agreement may be executed simultaneously in two or more counterparts, each of which taken together shall constitute one and the same instrument.

12.5 If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of the Agreement shall not be affected thereby.

12.6 Each party hereto shall cooperate with each other party and all appropriate governmental authorities (including without limitation the SEC, the NASD and state insurance regulators) and shall permit such authorities reasonable access to its books and records in connection with any investigation or inquiry relating to this Agreement or the transactions contemplated hereby. Notwithstanding the generality of the foregoing, each party hereto further agrees to furnish the California Insurance Commissioner with any information or reports in connection with services provided under this Agreement which such Commissioner may request in order to ascertain whether the insurance operations of the Company are being conducted in a manner consistent with the California Insurance Regulations and any other applicable law or regulations.

12.7 The rights, remedies and obligations contained in this Agreement are cumulative and are in addition to any and all rights, remedies and obligations, at law or in equity, which the parties hereto are entitled to under state and federal laws.

12.8. This Agreement or any of the rights and obligations hereunder may not be assigned by any party without the prior written consent of all parties hereto; provided, however, that the Underwriter may assign this Agreement or any rights or obligations hereunder to any affiliate of or company under common control with the Underwriter, if such assignee is duly licensed and registered to perform the obligations of the Underwriter under this Agreement.

12.9. The Company shall furnish, or shall cause to be furnished, to the Fund or its designee copies of the following reports:

       (a) the Company's annual statement (prepared under statutory accounting principles) and annual report (prepared under generally accepted accounting principles ("GAAP"), if any), as soon as practical and in any event within 90 days after the end of each fiscal year;

       (b) the Company's quarterly statements (statutory) (and GAAP, if any), as soon as practical and in any event within 45 days after the end of each quarterly period;

       (c) any financial statement, proxy statement, notice or report of the Company sent to stockholders and/or policyholders, as soon as practical after the delivery thereof to stockholders;

       (d) any registration statement (without exhibits) and financial reports of the Company filed with the Securities and Exchange Commission or any state insurance regulator, as soon as practical after the filing thereof;

       (e) any other report submitted to the Company by independent accountants in connection with any annual, interim or special audit made by them of the books of the Company, as soon as practical after the receipt thereof.

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed in its name and on its behalf by its duly authorized representative and its seal to be hereunder affixed hereto as of the date specified below.

HARTFORD LIFE INSURANCE COMPANY

By:    /s/ Juliana B. Dalton
       -----------------------------------
Name:  Juliana B. Dalton
Title: Vice President

VARIABLE INSURANCE PRODUCTS FUND II

By:    /s/ J. Gary Burkhead
       -----------------------------------
Name:  J. Gary Burkhead
Title: Senior Vice President

FIDELITY DISTRIBUTORS CORPORATION

By:    /s/ Kurt A. Lange
       -----------------------------------
Name:  Kurt A. Lange
Title: President

                                   Schedule A

                   Separate Accounts and Associated Contracts

Name of Separate Account and Funded         Policy Form Numbers of Contracts
Date Established by Board of Directors      By Separate Account

                                   SCHEDULE B

                             PROXY VOTING PROCEDURE

The following is a list of procedures and corresponding responsibilities for the handling of proxies relating to the Fund by the Underwriter, the Fund and the Company. The defined terms herein shall have the meanings assigned in the Participation Agreement except that the term "Company" shall also include the department or third party assigned by the Insurance Company to perform the steps delineated below.

1. The number of proxy proposals is given to the Company by the Underwriter as early as possible before the date set by the Fund for the shareholder meeting to facilitate the establishment of tabulation procedures. At this time the Underwriter will inform the Company of the Record, Mailing and Meeting dates. This will be done verbally approximately two months before meeting.

2. Promptly after the Record Date, the Company will perform a "tape run", or other activity, which will generate the names, addresses and number of units which are attributed to each contractowner/policyholder (the "Customer") as of the Record Date. Allowance should be made for account adjustments made after this date that could affect the status of the Customers' accounts as of the Record Date.

     Note: The number of proxy statements is determined by the activities described in Step #2. The Company will use its best efforts to call in the number of Customers to Fidelity, as soon as possible, but no later than two weeks after the Record Date.

3. The Fund's Annual Report must be 'sent to each Customer by the Company either before or together with the Customers' receipt of a proxy statement. Underwriter will provide the last Annual Report to the Company pursuant to the terms of Section 3.3 of the Agreement to which this Schedule relates.

4. The text and format for the Voting Instruction Cards ("Cards" or "Card") is provided to the Company by the Fund. The Company, at its expense, shall produce and personalize the Voting Instruction Cards. The Legal Department of the Underwriter or its affiliate ("Fidelity Legal") must approve the Card before it is printed. Allow approximately 2-4 business days for printing information on the Cards. Information commonly found on the Cards includes:

         a.   name (legal name as found on account registration)

         b.   address

         c.   Fund or account number

         d.   coding to state number of units

         e. individual Card number for use in tracking and verification of votes (already on Cards as printed by the Fund)

(This and related steps may occur later in the chronological process due to possible uncertainties relating to the proposals.)

5. During this time, Fidelity Legal will develop, produce, and the Fund will pay for the Notice of Proxy and the Proxy Statement (one document). Printed and folded notices and statements will be sent to Company for insertion into envelopes (envelopes and return envelopes are provided and paid for by the Insurance Company). Contents of envelope sent to Customers by Company will include:

       a.   Voting Instruction Card(s)

       b.  One proxy notice and statement (one document)

       c. return envelope (postage pre-paid by Company) addressed to the Company or its tabulation agent

       d. "urge buckslip" -- optional, but recommended, (This is a small, single sheet of paper that requests Customers to vote as quickly as possible and that their vote is important. One copy will be supplied by the Fund.)

       e. cover letter -- optional, supplied by Company and reviewed and approved in advance by Fidelity Legal.

6. The above contents should be received by the Company approximately 3-5 business days before mail date. Individual in charge at Company reviews and approves the contents of the mailing package to ensure correctness and completeness. Copy of this approval sent to Fidelity Legal.

7.  Package mailed by the Company.

    * The Fund MUST allow at least a 15-day solicitation time to the Company as the shareowner. (A 5-week period is recommended.) Solicitation time is calculated as calendar days from (but NOT including) the meeting, counting backwards.

8. Collection and tabulation of Cards begins. Tabulation usually takes place in another department or another vendor depending on process used. An often used procedure is to sort Cards on arrival by proposal into vote categories of all yes, no, or mixed replies, and to begin data entry.

    Note: Postmarks are not generally needed. A need for postmark information would be due to an insurance company's internal procedure and has not been required by Fidelity in the past.

9. Signatures on Card checked against legal name on account registration which was printed on the Card.

    Note: For Example, If the account registration is under "Bertram C. Jones, Trustee," then that is the exact legal name to be printed on the Card and is the signature needed on the Card.

10. If Cards are mutilated, or for any reason are illegible or are not signed properly, they are sent back to Customer with an explanatory letter, a new Card and return envelope. The mutilated or illegible Card is disregarded and considered to be NOT RECEIVED for purposes of vote tabulation. Any Cards that have "kicked out" (e.g. mutilated, illegible) of the procedure are "hand verified," i.e., examined as to why they did not complete the system. Any questions on those Cards are usually remedied individually.

11. There are various control procedures used to ensure proper tabulation of votes and accuracy of that tabulation. The most prevalent is to sort the Cards as they first arrive into categories depending upon their vote; an estimate of how the vote is progressing may then be calculated. If the initial estimates and the actual vote do not coincide, then an internal audit of that vote should occur. This may entail a recount.

12. The actual tabulation of votes is done in units which is then converted to shares. (It is very important that the Fund receives the tabulations stated in terms of a percentage and the number of SHARES.) Fidelity Legal must review and approve tabulation format.

13. Final tabulation in shares is verbally given by the Company to Fidelity Legal on the morning of the meeting not later than 10:00 a.m. Boston time. Fidelity Legal may request an earlier deadline if required to calculate the vote in time for the meeting.

14. A Certification of Mailing and Authorization to Vote Shares will be required from the Company as well as an original copy of the final vote. Fidelity Legal will provide a standard form for each Certification.

15. The Company will be required to box and archive the Cards received from the Customers. In the event that any vote is challenged or if otherwise necessary for legal, regulatory, or accounting purposes, Fidelity Legal will be permitted reasonable access to such Cards.

16. All approvals and "signing-off" may be done orally, but must always be followed up in writing.

                                   SCHEDULE C

Other investment companies currently available under variable annuities or variable life insurance issued by the Company:

                AMENDMENT NO. 1 TO PARTICIPATION AGREEMENT AMONG
                      VARIABLE INSURANCE PRODUCTS FUND II
                       FIDELITY DISTRIBUTORS CORPORATION
                                      AND
                        HARTFORD LIFE INSURANCE COMPANY

WHEREAS, HARTFORD LIFE INSURANCE COMPANY (the "Company"), VARIABLE INSURANCE PRODUCTS FUND II (the "Fund") and FIDELITY DISTRIBUTORS CORPORATION have previously entered into a Participation Agreement (the "Agreement") containing certain arrangements concerning prospectus costs; and

WHEREAS, the Trustees of the Fund have approved certain changes to the expense structure of the Fund; and

NOW, THEREFORE, the parties do hereby agree to amend the Agreement by substituting the following arrangement in place of any inconsistent language in the Participation Agreement, wherever found:

1. The Fund will provide to the Company each year, at the Fund's cost, such number of prospectuses and Statements of Additional Information as are actually distributed to the Company's then-existing variable life and/or variable annuity contract owners.

2. If the Company takes camera-ready film or computer diskettes containing the Fund's prospectus and/or Statement of Additional Information in lieu of receiving hard copies of these documents, the Fund will reimburse the Company in an amount computed as follows. The number of prospectuses and Statements of Additional Information actually distributed to existing contract owners by the Company will be multiplied by the Fund's actual per-unit cost of printing the documents.

3. The Company agrees to provide the Fund or its designee with such information as may be reasonably requested by the Fund in order to verify that the prospectuses and Statements of Additional Information provided to the Company, or the reimbursement made to the Company, are or have been used only for the purposes set forth hereinabove.

IN WITNESS WHEREOF we have set our hand as of the 15th day of December, 1994.

HARTFORD LIFE INSURANCE COMPANY

By:     /s/ Lynda Godkin
        -------------------------------
Name:   Lynda Godkin
Title:  Assistant General Counsel &
        Secretary

VARIABLE INSURANCE PRODUCTS FUND II      FIDELITY DISTRIBUTORS CORPORATION

By:     /s/ J. Gary Burkhead             By:     /s/ Kurt A. Lange
        -------------------------------          -------------------------------
Name:   J. Gary Burkhead                 Name:   Kurt A. Lange
Title:  Senior Vice President            Title:  President

                AMENDMENT NO. 2 TO PARTICIPATION AGREEMENT AMONG
                      VARIABLE INSURANCE PRODUCTS FUND II
                       FIDELITY DISTRIBUTORS CORPORATION
                                      AND
                        HARTFORD LIFE INSURANCE COMPANY

WHEREAS, HARTFORD LIFE INSURANCE COMPANY (the "Company"), VARIABLE INSURANCE PRODUCTS FUND II (the "Fund") and FIDELITY DISTRIBUTORS CORPORATION (the "underwriter") have previously entered into a Participation Agreement (the "Agreement"), and

WHEREAS, each of the parties desire to expand the Accounts of the Company which invest in shares of the Fund, and

NOW, THEREFORE, The Fund, Underwriter and the Company hereby agree to amend the Agreement by replacing, in their entirety, Schedules A and C with the attached Schedules A and C.

IN WITNESS WHEREOF we have set our hand as of the 25th day of May, 1995.

HARTFORD LIFE INSURANCE COMPANY

By:      /s/ Janet Weinberg Gorski
         -----------------------------
Name:    Janet Weinberg Gorski
Title:   Counsel

VARIABLE INSURANCE PRODUCTS FUND II     FIDELITY DISTRIBUTORS CORPORATION

By:      /s/ J. Gary Burkhead           By:      /s/ Kurt A. Lange
         -----------------------------           -----------------------------
Name:    J. Gary Burkhead               Name:    Kurt A. Lange
Title:   Senior Vice President          Title:   President

                                   Schedule A
                   Separate Accounts and Associated Contracts

Name of Separate Account and Policy Form Numbers of Contracts Funded

DATE ESTABLISHED BY BOARD OF DIRECTORS                          BY SEPARATE ACCOUNT
------------------------------------------------------------------------------------------------
HVA-DC-VA-II (established 5-1-77)                  HL-14848
                                                   HL-14849

                                   Schedule C

Other investment companies currently available under HVA-DC-VA-II are:

Hartford Advisors Fund, Inc.
Hartford Capital Appreciation Fund, Inc.
Hartford Bond Fund, Inc.
Hartford Dividend and Growth Fund, Inc.
Hartford Index Fund, Inc.
Hartford Mortgage Securities Fund, Inc.
HVA Money Market Fund, Inc.
Calvert Responsibly Invested Balanced Portfolio Series of Acacia Capital Corporation
Hartford Stock Fund, Inc.
Hartford U.S. Government Money market Fund, Inc.
Twentieth Century TCI Portfolio, Inc.

   [LOGO]                                      ITT HARTFORD LIFE INSURANCE
ITT HARTFORD                                   COMPANIES

              KEVIN J. KIRK                    200 HOPMEADOW STREET
              VICE PRESIDENT AND               SIMSBURY, CT 06089
              DIRECTOR OF SALES                MAILING ADDRESS: P.O. BOX 2999
              ASSET MANAGEMENT SERVICES        HARTFORD, CT 06104-2999
                                               TELEPHONE (860) 843-8867

May 9, 1996

Ms. Jane Downs
Senior Legal Product Manager
Fidelity Legal Department
82 Devonshire Street
Boston, MA 02109

Re:  Amendment No 3 to VIP Fund II Participation Agreement

Dear Ms. Downs:

This letter sets forth the terms of an Amendment to the existing Fund Participation Agreement of September 1, 1994 (the "Agreement") between Hartford Life Insurance Company, (the "Company") and the Variable Insurance Products Fund II, (the "Fund") and Fidelity Distributors Corporation (the "Underwriter"). The purpose of this Amendment is to expand the number of separate accounts (the "Accounts") of the Company which invest in shares of the following Fund
Portfolios: Fidelity VIP II: Asset Manager Portfolio and Fidelity VIP II:
Contrafund Portfolio as the underlying investment media for certain group variable annuity contracts issued by the Company.

1. After the date of acceptance below, the term Account as used in the Agreement and as reflected on Schedule A to the Agreement, shall include Separate Account HVA-DC-VA-II, Separate Account VK, Separate Account VK-1 and Separate Account VK-2.

2. The Company represents that Separate Accounts VK, VK-1 and VK-2 shall be used solely in connection with Group Variable Annuity Contracts issued as investment vehicles for employee benefit plans intended to meet the qualification requirements of Code section 401(a). The Company further represents that Separate Accounts VK, VK-1 and VK-2, as limited to the qualified employee benefit plan market, are exempt from registration under the Investment Company Act of 1940, the Securities Exchange Act of 1934 and the Securities Act of 1933.

                                ITT HARTFORD GROUP, INC.
                                HARTFORD PLAZA, HARTFORD, CONNECTICUT 06115

To indicate your acceptance of and agreement with the foregoing Amendment, please execute both copies of this letter where indicated below and return one executed copy to us.

Sincerely,
HARTFORD LIFE INSURANCE COMPANY

By:    /s/ Kevin J. Krik
       ----------------------------------------
       Kevin J. Kirk
       Vice President and Director of Sales
       Asset Management Services

Accepted and agreed to this 24th day of May 1996.

VARIABLE INSURANCE PRODUCTS FUND        FIDELITY DISTRIBUTORS CORPORATION

By:     /s/ J. Gary Burkhead            By:     /s/ N. Litvack
        ------------------------------          ------------------------------
Name:   J. Gary Burkhead                Name:   N. Litvack
Title:  Senior Vice President           Title:  President

                                AMENDMENT NO. 4
                                     TO THE
                            PARTICIPATION AGREEMENT
                                     AMONG
                      VARIABLE INSURANCE PRODUCTS FUND II,
                       FIDELITY DISTRIBUTORS CORPORATION
                                      AND
                        HARTFORD LIFE INSURANCE COMPANY

WHEREAS, HARTFORD LIFE INSURANCE COMPANY (the "Company"), VARIABLE INSURANCE PRODUCTS FUND II (the "Fund") and FIDELITY DISTRIBUTORS CORPORATION (the "Underwriter") have previously entered into a Participation Agreement dated September 1, 1994 (the "Agreement"); and

WHEREAS, each of the parties hereto desire to expand the number of Separate Accounts (the "Accounts") of the Company which invest in shares of the Fund.

NOW, THEREFORE, the Fund, the Underwriter and the Company hereby agree to amend the Agreement as follows:

1. The term "Account" as used in the Agreement, and as reflected on Schedule A to the Agreement, shall include: Separate Account HVA-DC-VA-II, Separate Account VK, Separate Account VK-1, Separate Account VK-2, Separate Account VK-3 and Separate Account VK-4.

2. The Company represents that Separate Account HVA-DC-VA-II is registered as a unit investment trust under the Investment Company Act of 1940 and certain variable life insurance and annuity contacts funded through Separate Account HVA-DC-VA-II are registered under the Securities Act of 1933.

3. The Company further represents that Separate Account VK, Separate Account VK-1, Separate Account VK-2, Separate Account VK-3, and Separate Account VK-4 shall fund only variable annuity contracts issued in connection with pension or profit-sharing plans intended to meet the qualification requirements of section 401 of the Internal Revenue Code. As limited to said qualified employee benefit plan market, Separate Accounts VK, VK-1, VK-2, VK-3, and VK-4 are exempt from registration under the Investment Company Act of 1940 and the variable annuity contracts funded through Separate Accounts VK, VK-1, VK-2, VK-3, and VK-4, and issued in connection with said qualified plans, are exempt from registration under the Securities Act of 1933.

4. Schedule A to the Agreement is hereby amended and replaced in its entirety with Schedule A attached hereto.

IN WITNESS WHEREOF, each of the parties hereto has caused this Amendment to be executed in its name and on its behalf by its duly authorized representative as of this 4th day of June, 1997.

HARTFORD LIFE INSURANCE COMPANY

By:      /s/ Peter J. Vogt
         -----------------------------------
Name:    Peter J. Vogt
Title:   Director
         Product Development and Marketing
         Corporate Markets

VARIABLE INSURANCE PRODUCTS FUND

By:      /s/ J. Gary Burkhead
         -----------------------------------
Name:    J. Gary Burkhead
Title:   Senior Vice President

FIDELITY DISTRIBUTORS CORPORATION

By:      /s/ Paul J. Hondros
         -----------------------------------
Name:    Paul J. Hondros
Title:   President

                                   Schedule A

                               Separate Accounts

                                                             DATE ESTABLISHED
SEPARATE ACCOUNT                                          BY BOARD OF DIRECTORS
--------------------------------------------------------------------------------
HVA-DC-VA-II                                                      5/1/77
VK                                                                4/2/96
VK-1                                                              4/2/96
VK-2                                                              4/2/96
VK-3                                                             1/21/97
VK-4                                                             1/21/97

                                AMENDMENT NO. 5
                                     TO THE
                            PARTICIPATION AGREEMENT
                                     AMONG
                      VARIABLE INSURANCE PRODUCTS FUND II
                       FIDELITY DISTRIBUTORS CORPORATION
                                      AND
                        HARTFORD LIFE INSURANCE COMPANY

WHEREAS, Variable Insurance Products Fund II (the "Fund"), Fidelity Distributors Corporation (the "Underwriter"), and Hartford Life Insurance Company (the "Company") have previously entered into a Participation Agreement dated September 1, 1994 (the "Agreement");

WHEREAS, each of the parties to the Agreement has intended and continues to intend that the term "Contracts," as defined in the Agreement, include all relevant Variable Insurance Products (defined in the Agreement as variable life insurance policies and variable annuity contracts) of the Company;

WHEREAS, each of the parties hereto intends both the Fund's "initial class shares" and "service class shares" to be available to the Accounts of the Company;

WHEREAS, each of the parties hereto intends both registered and unregistered Accounts of the Company to be able to invest in shares of the Fund;

WHEREAS, certain Accounts fund only Variable Insurance Products issued in connection with pension or profit-sharing plans intended to meet the qualification requirements of Section 401 of the Internal Revenue Code of 1986, as amended (hereinafter the "Code"), and such Accounts and the Variable Insurance Products funded by those Accounts are exempt from registration under the Investment Company of 1940 (the "1940 Act") and the Securities Act of 1933 (the "1933 Act"), respectively; and

WHEREAS, certain Accounts and the Variable Insurance Products funded by those Accounts may not be required to be registered under the 1940 Act and 1933 Act, respectively, pursuant to certain exceptions available for non-public offerings provided by those Acts and the rules and regulations promulgated thereunder;

WHEREAS, each of the parties hereto desires to expand the number of Accounts of the Company which invest in shares of the Fund and to clarify the Contracts that are and have been covered by the Agreement;

NOW THEREFORE, the Fund, the Underwriter and the Company hereby agree to amend the Agreement as follows:

1.  Section 2.5. is hereby amended as follows:

2.5.(a) With respect to its "initial class shares," the Fund currently does not intend to make any payments to finance distribution expenses pursuant to Rule 12b-1 under the 1940 Act or otherwise, although it may make such payments in the future. The Fund has adopted a "no fee" or "defensive" Rule 12b-1 Plan under which it makes no payments for distribution expenses. To the extent that it decides to finance distribution expenses pursuant to Rule 12b-1, the Fund undertakes to have a board of trustees, a majority of whom are not interested persons of the Fund, formulate and approve any plan under Rule 12b-1 to finance distribution expenses.

(b) With respect to its "service class shares," the Fund has adopted a Rule 12b-1 Plan pursuant to Rule 12b-1 under the 1940 Act according to which it makes payments to finance distribution expenses. The Fund represents and warrants that it has a board of trustees, a majority of whom are not interested persons of the Fund, which has formulated and approved the Fund's Rule 12b-1 Plan to finance distribution expenses of the Fund and that any changes to the Fund's Rule 12b-1 Plan will be approved by a similarly constituted board of trustees.

2.  Section 2.12. is hereby added as follows:

2.12. For its unregistered Accounts which are exempt from registration under the 1940 Act in reliance upon Section 3(c)(1) or Section 3(c)(7) thereof, the Company represents and agrees that:

       (a) Hartford Equity Sales Company is the principal underwriter for each such unregistered Account and its subdivisions and is a registered broker-dealer under the 1934 Act;

       (b) the Fund shares are and will continue to be the only investment securities held by the corresponding Account subdivisions; and

       (c) with regard to each Portfolio, the Company, on behalf of the corresponding Account subdivision, will:

           (1) vote such shares held by it in the same proportion as the vote of all other holders of such shares; and

           (2) refrain from substituting shares of another security for such shares unless the SEC has approved such substitution in the manner provided in Section 26 of the 1940 Act.

3. The term "Account" as used in the Agreement, and as reflected on Schedule A to the Agreement, shall include: (1) ICMG Secular Trust Separate Account; (2) VL I; and (3) VL II.

4. The Company represents and warrants that ICMG Secular Trust Separate Account, VL I and VL II are each registered as unit investment trusts under the 1940 Act and that certain Contracts funded thereby are registered under the 1933 Act.

5. Schedule A to the Agreement is hereby amended and replaced in its entirety by Schedule A attached hereto.

6. Schedule C to the Agreement is hereby amended and replaced in its entirety by Schedule C attached hereto.

IN WITNESS WHEREOF, each of the parties hereto has caused this Amendment to be executed in its name and on its behalf by its duly authorized representative on this 2nd day of March, 1998, to be effective as of September 1, 1994.

VARIABLE INSURANCE PRODUCTS FUND II

By:      /s/ Robert C. Pozen
         -----------------------------
Name:    Robert C. Pozen
Title:   Senior Vice President

FIDELITY DISTRIBUTORS CORPORATION

By:      /s/ Kevin J. Kelly
         -----------------------------
Name:    Kevin J. Kelly
Title:   Vice President

HARTFORD LIFE INSURANCE COMPANY

By:      /s/ John P. Ginnetti
         -----------------------------
Name:    John P. Ginnetti
Title:   Executive Vice President

                                   SCHEDULE A

               SEGREGATED ASSET ACCOUNTS AND ASSOCIATED CONTRACTS

NAME OF ACCOUNT AND DATE ESTABLISHED                            CONTRACTS FUNDED BY THE ACCOUNT
------------------------------------------------------------------------------------------------------
HVA-DC-VA-II (May 1, 1977)                               HL-14848, HL-14849, HV-1219, HV-1500
ICMG Secular Trust Separate Account (Oct. 28, 1994)      GVA94(P)
VK (April 2, 1996)                                       HL-14991
VK-1 (April 2, 1996)                                     HL-14991
VK-2 (April 2, 1996)                                     HL-14991
VK-3 (Jan. 21, 1997)                                     HL-14991
VK-4 (Jan. 21, 1997)                                     HL-14991
VL I (Sept. 3, 1992)                                     HL-13865, HL-14785
VL II (Sept. 3, 1994)                                    HL-14623

                                   SCHEDULE C

Other investment companies currently available as underlying investment options to variable life insurance policies and variable annuity contracts issued by the Company under the segregated asset accounts listed on Schedule A:

Hartford Advisers Fund, Inc.
Hartford Capital Appreciation Fund, Inc.
Hartford Bond Fund, Inc.
Hartford Dividend and Growth Fund, Inc.
Hartford Index Fund, Inc.
Hartford Mortgage Securities Fund, Inc.
Hartford Stock Fund, Inc.
Hartford International Opportunities Fund, Inc.
HVA Money Market Fund, Inc.
Calvert Social Balanced Fund Series of Acacia Capital Corporation
American Century Variable Portfolios, Inc.
Neuberger & Berman Advisers Management Trust
The Alger American Fund
JPM Series Trust II
Morgan Stanley Universal Funds, Inc.
Putnam Variable Trust

                                AMENDMENT NO. 6
                                     TO THE
                            PARTICIPATION AGREEMENT
                                     AMONG
                      VARIABLE INSURANCE PRODUCTS FUND II
                       FIDELITY DISTRIBUTORS CORPORATION
                                      AND
                        HARTFORD LIFE INSURANCE COMPANY

WHEREAS, Variable Insurance Products Fund II (the "Fund"), Fidelity Distributors Corporation (the "Underwriter"), and Hartford Life Insurance Company (the "Company") have previously entered into a Participation Agreement dated September 1, 1994 (the "Agreement");

WHEREAS, each of the parties hereto desires to expand the number of Accounts of the Company which invest in shares of the Fund and clarify the Accounts and Contracts that are and have been covered by the Agreement;

NOW THEREFORE, the Fund, the Underwriter, and the Company hereby agree to amend the Agreement as follows:

1. The term "Account" as used in the Agreement, and as reflected on Schedule A to the Agreement, shall include: (i) Separate Account ICMG Series III; (ii) Separate Account ICMG Series III-A; (iii) Separate Account ICMG Series III-B; (iv) Separate Account ICMG Series VI-P; and (v) ICMG Registered Variable Life Separate Account A.

2. The Company represents and warrants that Separate Account ICMG Series III, Separate Account ICMG Series III-A, Separate Account ICMG Series III-B, and Separate Account ICMG Series VI-P are exempt from registration under the Investment Company Act of 1940 (the "1940 Act") and that the Contracts funded thereby are exempt from registration under the Securities Act of 1933 (the "1933 Act").

3. The Company represents and warrants that ICMG Registered Variable Life Separate Account A is registered as a unit investment trust under the 1940 Act and that certain Contracts funded thereby are registered under the 1933 Act.

4. Schedule A to the Agreement is hereby amended and replaced in its entirety by Schedule A attached hereto.

5. Schedule C to the Agreement is hereby amended and replaced in its entirety by Schedule C attached hereto.

IN WITNESS WHEREOF, each of the parties hereto has caused this Amendment to be executed in its name and on its behalf by its duly authorized representative on this 31st day of July, 1998, to be effective as of September 1, 1994.

VARIABLE INSURANCE PRODUCTS FUND II

By:     /s/ Robert C. Pozen
        ------------------------------
Name:   Robert C. Pozen
Title:  Senior Vice President

FIDELITY DISTRIBUTORS CORPORATION

By:     /s/ Kevin J. Kelly
        ------------------------------
Name:   Kevin J. Kelly
Title:  Vice President

HARTFORD LIFE INSURANCE COMPANY

By:     /s/ John P. Ginnetti
        ------------------------------
Name:   John P. Ginnetti
Title:  Executive Vice President

                                   SCHEDULE A

               SEGREGATED ASSET ACCOUNTS AND ASSOCIATED CONTRACTS

NAME OF ACCOUNT AND DATE ESTABLISHED                           CONTRACTS FUNDED BY THE ACCOUNT
------------------------------------------------------------------------------------------------------
HVA-DC-VA-II (May 1, 1977)                             HL-14848, HL-14849, HV-1219, HV-1500
VK (April 2. 1996)                                     HL-14991
VK-1 (April 2, 1996)                                   HL-14991
VK-2 (April 2, 1996)                                   HL-14991
VK-3 (Jan. 21, 1997)                                   HL-14991
VK-4 (Jan. 21, 1997)                                   HL-14991
VL I (Sept. 3, 1992)                                   HL-13865, HL-14785
VL II (Sept. 3, 1994)                                  HL-14623
ICMG Secular Trust Separate Account (Oct. 28, 1994)    GVA94(P)
Separate Account ICMG Series III (Dec. 19, 1988)       GVL-93(P)
Separate Account ICMG Series III-A (Dec. 19, 1988)     GVL-93(P)
Separate Account ICMG Series III-B (Feb. 8, 1996)      GVL-93(P)
Separate Account ICMG Series VI-P (Oct. 23, 1997)      GVL-93(P)
ICMG Registered Variable Life Separate Account A       HL-GVL95(P)NY
(Apr. 14, 1998)

                                   SCHEDULE C

Other investment companies currently available as underlying investment options to variable life insurance policies and variable annuity contracts issued by the Company under the segregated asset accounts listed on Schedule A:

Hartford Advisers HLS Fund, Inc.
Hartford Bond HLS Fund, Inc.
Hartford Capital Appreciation HLS Fund, Inc.
Hartford Dividend & Growth HLS Fund, Inc.
Hartford Index HLS Fund, Inc.
Hartford International Opportunities HLS Fund, Inc.
Hartford Money Market HLS Fund, Inc.
Hartford Mortgage Securities HLS Fund, Inc.
Hartford Stock HLS Fund, Inc.
Calvert Social Balanced Fund Series of Acacia Capital Corporation
American Century Variable Portfolios, Inc.
Neuberger & Berman Advisers Management Trust
The Alger American Fund
JPM Series Trust II
Morgan Stanley Universal Funds, Inc.
Putnam Variable Trust
BT Insurance Funds Trust
Templeton Variable Products Series Fund
Warburg, Pincus Trust

                             AMENDMENT NO. 7 TO THE
                          FUND PARTICIPATION AGREEMENT
                                     AMONG
                      VARIABLE INSURANCE PRODUCTS FUND II,
                       FIDELITY DISTRIBUTORS CORPORATION,
                                      AND
                        HARTFORD LIFE INSURANCE COMPANY

THIS AMENDMENT is made effective as of this first day of May, 2006 by and among Variable Insurance Products Fund II, (the "Fund"), Fidelity Distributors Corporation (the "Distributor"), and Hartford Life Insurance Company ("the Company").

WHEREAS, the parties have previously entered into a Fund Participation Agreement dated September 1, 1994; and

WHEREAS, the parties desire to expand the number of Accounts of the Company which invest in shares of the Fund and clarify the Accounts and Contracts that are and have been covered by the Agreement;

NOW, THEREFORE, the parties agree as follows:

Schedule A to the Agreement is hereby amended and replaced in its entirety by the attached Schedule A.

IN WITNESS WHEREOF, each of the parties has caused this Amendment to be executed in its name and on its behalf by its duly authorized representative as of the date specified above.

HARTFORD LIFE INSURANCE COMPANY         VARIABLE INSURANCE PRODUCTS FUND II

By:     /s/ James Davey                 By:     /s/ Christine Reynolds
        ------------------------------          ------------------------------
Name:   James Davey                     Name:   Christine Reynolds
Title:                                  Title:  Treasurer, SVP

FIDELITY DISTRIBUTORS CORPORATION

By:     /s/ Bill Loehning
        -----------------------------
Name:   Bill Loehning
Its:    EVP

                                   SCHEDULE A

               SEGREGATED ASSET ACCOUNTS AND ASSOCIATED CONTRACTS

NAME OF ACCOUNT AND DATE ESTABLISHED                            CONTRACTS FUNDED BY THE ACCOUNT
-------------------------------------------------------------------------------------------------------
HVA-DC-VA-II (May 1, 1977)                              HL-14848, HL-14849, HV-1219, HV-1500
VK (April 2, 1996)                                      HL-14991
VK-1 (April 2, 1996)                                    HL-14991
VK-2 (April 2, 1996)                                    HL-14991
VK-3 (January 21, 1997)                                 HL-14991
VK-4 (January 21, 1997)                                 HL-14991
VL I (September 3, 1992)                                HL-13865, HL-14785
VL II (September 3, 1994)                               HL-14623
ICMG Secular Trust Separate Account (October 28, 1994)  GVA94(P)
Separate Account ICMG Series III (December 19, 1988)    GVL-93(P)
Separate Account ICMG Series III-A (December 19, 1988)  GVL-93(P)
Separate Account ICMG Series III-B (February 8, 1996)   GVL-93(P)
Separate Account ICMG Series IV-P (October 23, 1997)    GVL-93(P)
ICMG Registered Variable Life Separate Account A        HL-GVL95(P)NY
(April 14, 1998)
Hartford Life Insurance Company Separate Account Two    HV-1452-0, HV-1499-0
(June 2, 1986)

                             AMENDMENT NO. 8 TO THE
                          FUND PARTICIPATION AGREEMENT
                                     AMONG
                      VARIABLE INSURANCE PRODUCTS FUND II,
                       FIDELITY DISTRIBUTORS CORPORATION,
                                      AND
                        HARTFORD LIFE INSURANCE COMPANY

THIS AMENDMENT is made effective as of this first day of October, 2007 by and among Variable Insurance Products Fund II, (the "Fund"), Fidelity Distributors Corporation (the "Distributor"), and Hartford Life Insurance Company ("the Company").

WHEREAS, the parties have previously entered into a Fund Participation Agreement dated September 1, 1994; and

WHEREAS, the parties desire to expand the number of Accounts of the Company which invest in shares of the Fund and clarify the Accounts and Contracts that are and have been covered by the Agreement;

NOW, THEREFORE, the parties agree as follows:

Schedule A to the Agreement is hereby amended and replaced in its entirety by the attached Schedule A.

IN WITNESS WHEREOF, each of the parties has caused this Amendment to be executed in its name and on its behalf by its duly authorized representative as of the date specified above.

HARTFORD LIFE INSURANCE COMPANY         VARIABLE INSURANCE PRODUCTS FUND II

By:   /s/ Richard E. Cady                By:   /s/ Kimberley Monasterio
      ---------------------------------        ---------------------------------
Name: Richard E. Cady                    Name: Kimberley Monasterio
Its:  Assistant Vice President           Its:  Treasurer, Senior Vice President

FIDELITY DISTRIBUTORS CORPORATION

By:   /s/ William Loehning
      ---------------------------------
Name: William Loehning
Its:  Senior Vice President,
      Institutional

                                   SCHEDULE A

               SEGREGATED ASSET ACCOUNTS AND ASSOCIATED CONTRACTS

NAME OF ACCOUNT AND DATE ESTABLISHED                              CONTRACTS FUNDED BY THE ACCOUNT
------------------------------------------------------------------------------------------------------
HVA-DC-VA-II (May 1, 1977)                                    HL-14848, HL-14849, HV-1219, HV-1500
VK (April 2, 1996)                                            HL-14991
VK-1 (April 2, 1996)                                          HL-14991
VK-2 (April 2, 1996)                                          HL-14991
VK-3 (January 21, 1997)                                       HL-14991
VK-4 (January 21, 1997)                                       HL-14991
VL I (September 3, 1992)                                      HL-13865, HL-14785
VL II (September 3, 1994)                                     HL-14623
ICMG Secular Trust Separate Account (October 28, 1994)        GVA94(P)
Separate Account ICMG Series III (December 19, 1988)          GVL-93(P)
Separate Account ICMG Series III-A (December 19, 1988)        GVL-93(P)
Separate Account ICMG Series III-B (February 8, 1996)         GVL-93(P)
Separate Account ICMG Series IV-P (October 23, 1997)          GVL-93(P)
ICMG Registered Variable Life Separate Account A (April 14,   HL-GVL95(P)NY
1998)
Hartford Life Insurance Company Separate Account Two (June    HV-1452-0, HV-1499-0
2, 1986)
Hartford Life Insurance Company Separate Account Eleven       HL-15420
(December 1, 2000)

                              AMENDED AND RESTATED
                            PARTICIPATION AGREEMENT
                                     Among
                       VARIABLE INSURANCE PRODUCTS FUNDS.
                       FIDELITY DISTRIBUTORS CORPORATION
                                      and
                   HARTFORD LIFE & ANNUITY INSURANCE COMPANY

THIS AMENDED AND RESTATED AGREEMENT, made and entered into as of the 1st day of May, 2009 by and among HARTFORD LIFE & ANNUITY INSURANCE COMPANY (hereinafter the "Company"), a Connecticut corporation, on its own behalf and on behalf of each segregated asset account of the Company set forth on Schedule A hereto as may be amended from time to time (each such account hereinafter referred to as the "Account"); and FIDELITY DISTRIBUTORS CORPORATION (hereinafter the "Underwriter"), a Massachusetts corporation; and each of VARIABLE INSURANCE PRODUCTS FUND, VARIABLE INSURANCE PRODUCTS FUND II, VARIABLE INSURANCE PRODUCTS FUND III and VARIABLE INSURANCE PRODUCTS FUND IV and VARIABLE INSURANCE PRODUCTS FUND V each an unincorporated business trust organized under the laws of the Commonwealth of Massachusetts (each referred to hereinafter as the "Fund").

RECITALS

WHEREAS, each Fund engages in business as an open-end management investment company and is available to act as the investment vehicle for separate accounts established for variable life insurance policies and variable annuity contracts (collectively, the "Variable Insurance Products") and qualified pension and retirement plans within the meaning of Treasury Regulation section 1.817-5(f)(3)(iii) ("Qualified Plans") to be offered by insurance companies which have entered into participation agreements with the Fund and the Underwriter (hereinafter "Participating Insurance Companies"); and

WHEREAS, the beneficial interest in each Fund is divided into several series of shares, each representing the interest in a particular managed portfolio of securities and other assets, any one or more of which may be made available under this Agreement, as may be amended from time to time by mutual agreement of the parties hereto (each such series hereinafter referred to as a "Portfolio"); and

WHEREAS, each Fund has obtained an order from the Securities and Exchange Commission, dated October 15, l985 (File No. 812-6102) or September 17, 1986 (File No. 812-6422), granting Participating Insurance Companies and variable annuity and variable life insurance separate accounts exemptions from the provisions of sections 9(a), 13(a), 15(a), and 15(b) of the Investment Company Act of 1940, as amended, (hereinafter the "1940 Act") and Rules 6e-2(b) (15) and 6e-3(T) (b) (15) thereunder, to the extent necessary to permit shares of the Fund to be sold to and held by variable annuity and variable life insurance separate accounts of both affiliated and unaffiliated life insurance companies (hereinafter the "Shared Funding Exemptive Order"); and

WHEREAS, each Fund is registered as an open-end management investment company under the 1940 Act and its shares are registered under the Securities Act of 1933, as amended (hereinafter the "1933 Act"); and

WHEREAS, Fidelity Management & Research Company (the "Adviser") is duly registered as an investment adviser under the federal Investment Advisers Act of 1940 and any applicable state securities law; and

WHEREAS, the variable life insurance and/or variable annuity products identified on Schedule A hereto ("Contracts") have been or will be registered by the Company under the 1933 Act, unless such Contracts are exempt from registration thereunder; and

WHEREAS, each Account is a duly organized, validly existing segregated asset account, established by resolution of the Board of Directors of the Company, on the date shown for such Account on Schedule A hereto, to set aside and invest assets attributable to the aforesaid Contracts; and

WHEREAS, the Company has registered or will register each Account as a unit investment trust under the 1940 Act, unless such Account is exempt from registration thereunder; and

WHEREAS, the Underwriter is registered as a broker dealer with the Securities and Exchange Commission ("SEC") under the Securities Exchange Act of 1934, as amended, (hereinafter the "1934 Act"), and is a member in good standing of the Financial Industry Regulatory Authority (hereinafter "FINRA"); and

WHEREAS, to the extent permitted by applicable insurance laws and regulations, the Company intends to purchase shares in the Portfolios on behalf of each Account to fund certain of the aforesaid Contracts and the Underwriter is authorized to sell such shares to each Account at net asset value;

AGREEMENT

NOW, THEREFORE, in consideration of their mutual promises, the Company, the Underwriter and each Fund agree as follows:

            ARTICLE A. Amendment and Restatement; Form of Agreement

This agreement shall amend and supersede the following Agreements as of the date stated above among the Funds, Underwriter and Company with respect to all investments by the Company or its separate accounts in each Fund prior to the date of this Agreement, as though identical separate agreements had been executed by the parties hereto on the dates as indicated below.

       1. Participation Agreement dated September 1, 1996 among Company, Underwriter and Variable Insurance Product Fund I

       2. Participation Agreement dated June 25, 1996 among Company, Underwriter and Variable Insurance Product Fund II

       3. Participation Agreement dated January 5, 1998 among Company, Underwriter and Variable Insurance Product Fund III

In addition, the parties hereby amend and restate their agreements herein.

Although the parties have executed this Agreement in the form of a Master Participation Agreement for administrative convenience, this Agreement shall create a separate participation agreement for each Fund, as though the Company and the Underwriter had executed a separate, identical form of participation agreement with each Fund. No rights, responsibilities or liabilities of any Fund shall be attributed to any other Fund.

                         ARTICLE I. Sale of Fund Shares

1.1. The Underwriter agrees to sell to the Company those shares of the Fund which each Account orders, executing such orders on a daily basis at the net asset value next computed after receipt by the Fund or its designee of the order for the shares of the Fund. For purposes of this Section 1.1, the Company shall be the designee of the Fund for receipt of such orders from each Account and receipt by such designee shall constitute receipt by the Fund; provided that the Fund receives notice of such order by 9:00 a.m. Boston time on the next following Business Day. Beginning within three months of the effective date of this Agreement, the Company agrees that all order for the purchase and redemption of Fund shares on behalf of the Accounts will be placed by the Company with the Funds or their transfer agent by electronic transmission. "Business Day" shall mean any day on which the New York Stock Exchange is open for trading and on which the Fund calculates its net asset value pursuant to the rules of the Securities and Exchange Commission.

1.2. The Fund agrees to make its shares available indefinitely for purchase at the applicable net asset value per share by the Company and its Accounts on those days on which the Fund calculates its net asset value pursuant to rules of the Securities and Exchange Commission and the Fund Shall use reasonable efforts to calculate such net asset value on each day which the New York Stock Exchange is open for trading. Notwithstanding the foregoing, the Board of Trustees of the Fund (hereinafter the "Board") may refuse to sell shares of any Portfolio to any person, or suspend or terminate the offering of shares of any Portfolio if such action is required by law or by regulatory authorities having jurisdiction or is, in the sole discretion of the Board acting in good faith and in light of their fiduciary duties under federal and any applicable state laws, necessary in the best interests of the shareholders of such Portfolio.

1.3. The Fund and the Underwriter agree that shares of the Fund will be sold only to Participating Insurance Companies and their separate accounts and Qualified Plans. No shares of any Portfolio will be sold to the general public.

1.4. The Fund and the Underwriter will not sell Fund shares to any insurance company, separate account or Qualified Plan unless an agreement containing provisions substantially the same as Articles I, III, V, VII and Section 2.5 of
Article II of this Agreement is in effect to govern such sales.

1.5. The Fund agrees to redeem for cash, on the Company's request, any full or fractional shares of the Fund held by the Company, executing such requests on a daily basis at the net asset value next computed after receipt by the Fund or its designee of the request for redemption. For purposes of this Section 1.5, the Company shall be the designee of the Fund for receipt of requests for redemption from each Account and receipt by such designee shall constitute receipt by the Fund; provided that the Fund receives notice of such request for redemption on the next following Business Day. This section shall not apply to VIP Fund shares or share classes that are subject to redemption fees. The Company shall not purchase or redeem VIP Fund shares that are subject to redemption fees, including shares of Portfolios or share classes that later become subject to redemption fees, in the absence of an additional written agreement signed by all parties.

1.6. The Company agrees that purchases and redemptions of Portfolio shares offered by the then current prospectus of the Fund shall be made in accordance with the provisions of such prospectus. The Company agrees that all net amounts available under the Contracts shall he invested in the Fund, in such other Funds advised by the Adviser as may be mutually agreed to in writing by the parties hereto, or in the Company's general account, provided that such amounts may also be invested in an investment company other than the Fund if (a) such other investment company, or series thereof, has investment objectives or policies that are substantially different from the investment objectives and policies of all the Portfolios of the Fund; or (b) the Company gives the Fund and the Underwriter 45 days written notice of its intention to make such other investment company available as a funding vehicle for the Contracts; or (c) such other investment company was available as a funding vehicle for the Contracts prior to the date of this Agreement and the Company so informs the Fund and

Underwriter prior to their signing this Agreement (a list of such funds appearing on Schedule C to this Agreement); or (d) the Fund or Underwriter consents to the use of such other investment company.

1.7. The Company shall pay for Fund shares on the next Business Day after an order to purchase Fund shares is made in accordance with the provisions of
Section 1.1 hereof. Payment shall be in federal funds transmitted by wire. For purpose of Section 2.10 and 2.11, upon receipt by the Fund of the federal funds so wired, such funds shall cease to be the responsibility of the Company and shall become the responsibility of the Fund.

1.8. Issuance and transfer of the Fund's shares will be by book entry only. Stock certificates will not be issued to the Company or any Account. Shares ordered from the Fund will be recorded in an appropriate title for each Account or the appropriate subaccount of each Account.

1.9. The Fund shall furnish same day notice (by wire or telephone, followed by written confirmation) to the Company of any income, dividends or capital gain distributions payable on the Fund's shares. The Company hereby elects to receive all such income dividends and capital gain distributions as are payable on the Portfolio shares in additional shares of that Portfolio. The Company reserves the right to revoke this election and to receive all such income dividends and capital gain distributions in cash. The Fund shall notify the Company of the number of shares so issued as payment of such dividends and distributions.

1.10. The Fund shall make the net asset value per share for each Portfolio available to the Company on a daily basis as soon as reasonably practical after the net asset value per share is calculated (normally by 6:30 p.m. Boston time) and shall use its best efforts to make such net asset value per share available by 7 p.m. Boston time.

1.11. The parties agree that the Contracts are not intended to serve as vehicles for frequent transfers among the Portfolios in response to short-term stock market fluctuations.

A.  Accordingly, the Company represents and warrants that:

     (a) all purchase and redemption orders it provides under this Article I shall result solely from Contract Owner transactions fully received and recorded by the Company before the time as of which each applicable VIP Portfolio net asset value was calculated (currently 4:00 p.m. e.s.t);

     (b) it will comply with its policies and procedures designed to prevent excessive trading as approved by the Fund, or will comply with the Fund's policies and procedures regarding excessive trading as set forth in the Fund's prospectus;

     (c) any annuity contract forms or variable life insurance policy forms not in use at the time of execution of this Agreement, but added to in the future via amendment of Schedule A hereto, will contain language reserving to the Company the right to refuse to accept instructions from persons that engage in market timing or other excessive or disruptive trading activity.

1.12 A. Company agrees to comply with its obligations under applicable anti-money laundering ("AML") laws, rules and regulations, including but not limited to its obligations under the United States Bank Secrecy Act of 1970, as amended (by the USA PATRIOT Act of 2001 and other laws), and the rules, regulations and official guidance issued thereunder (collectively, the "BSA"). Each party further agrees to cooperate and share information with the other to the extent required by law to facilitate implementation of each other's anti-money laundering program

B. The Company agrees to undertake inquiry and due diligence regarding the customers to whom the Company offers and/or sells Portfolio shares or on whose behalf the Company purchases Portfolio shares and that the inquiry and due diligence is reasonably designed to determine that the Company is not prohibited from dealing with any such customer by (i) any sanction administered by the Office of Foreign Assets Control ("OFAC") of the U.S. Department of the Treasury (collectively, the "Sanctions"): or (ii) any of the Special Measures.

C. The Company hereby represents, covenants and warrants to the Fund and the Underwriter that:

       (a) None of the Company's employees who are authorized in connection with their employment to transact business with the Fund or Underwriter in accounts in the Company's name, in any nominee name maintained for the Company, or for which the Company serves as financial institution of record are designated or targeted under any of the Sanctions or Special Measures and that no transactions placed in any such accounts by any of the Company's authorized employees will contravene any of the Sanctions or Special Measures;

       (b) As the Sanctions or Special Measures are updated, the Company shall periodically review them to confirm that none of the Company's employees that are authorized to transact business with the Fund or Underwriter are designated or targeted under any of the Sanctions or Special Measures; and

       (c) The Company, including any of the Company's affiliates, does not maintain offices in any country or territory to which any of the Sanctions or Special Measures prohibit the export of services or other dealings.

D. The Company agrees to notify the Fund and the Underwriter or the Portfolios' transfer agent promptly when and if it learns that the establishment or maintenance of any account holding, or transaction in or relationship with a holder of, Portfolio shares pursuant to this Agreement violates or appears to violate any of the Sanctions or Special Measures.

                   ARTICLE II. Representations and Warranties

2.1. The Company represents and warrants that the Contracts are or will be registered under the 1933 Act or are exempt from registration thereunder; that the Contracts will be issued and sold in compliance in all material respects with all applicable Federal and State laws and that the sale of the Contracts shall comply in all material respects with state insurance suitability requirements. The Company further represents and warrants that it is an insurance company duly organized and in good standing under applicable taw and that it has legally and validly established each Account prior to any issuance or sale thereof as a segregated asset account under Section 38a-433 of the Connecticut Insurance Code and that each Account is either registered or exempt from registration as a unit investment trust in accordance with the provisions of the 1940 Act to serve as a segregated investment account for the Contracts.

2.2. The Fund represents and warrants that Fund shares sold pursuant to this Agreement shall be registered under the 1933 Act, duly authorized for issuance and sold in compliance with the laws of the State of Connecticut and all applicable federal and state securities laws and that the Fund is and shall remain registered under the 1940 Act. The Fund shall amend the Registration Statement for its shares under the 1933 Act and the 1940 Act from time to time as required in order to effect the continuous offering of its shares. The Fund shall register and qualify the shares for sale in accordance with the laws of the various states only if and to the extent deemed advisable by the Fund or the Underwriter.

2.3. The Fund represents that it is currently qualified as a Regulated Investment Company under Subchapter M of the Internal Revenue Code of 1986, as amended, (the "Code") and that it will make every effort to maintain such qualification (under Subchapter M or any successor or similar provision) and that it will notify the Company immediately upon having a reasonable basis for believing that it has ceased to so qualify or that it might not so qualify in the future.

2.4. The Company represents that the Contracts are currently treated as endowment, life insurance or annuity insurance contracts, under applicable provisions of the Code and that it will make every effort to maintain such treatment and that it will notify the Fund and that Underwriter immediately upon having a reasonable basis for believing that the Contracts have ceased to be so treated or that they might not be so treated in the future.

2.5. (a) With respect to Initial Class shares, the Fund currently does not intend to make any payments to finance distribution expenses pursuant to Rule 12b-1 under the 1940 Act or otherwise, although it may make such payments in the future. The Fund has adopted a "no fee" or "defensive" Rule 12b-1 Plan under which it makes no payments for distribution expenses. To the extent that it decides to finance distribution expenses pursuant to Rule 12b-1, the Fund undertakes to have a board of trustees, a majority of whom are not interested persons of the Fund, formulate and approve any plan under Rule 12b-1 to finance distribution expenses.

    (b) With respect to Service Class shares and Service Class 2 shares, the Fund has adopted Rule 12b-1 Plans under when makes payments to finance distribution expenses. The Fund represents and warrants that it has a board of trustees, a majority of whom are not interested persons of the Fund, which has formulated and approved each of its Rule 12b-1 Plans to finance distribution expenses of the Fund and that any changes to the Fund's Rule 12b-1 Plans will be approved by a similarly constituted board of trustees.

2.6. The Fund makes no representation as to whether any aspect of its operations (including, but not limited to, fees and expenses and investment policies) complies with the insurance laws or regulations of the various states except that the Fund represents that the Fund's investment policies, fees and expenses are and shall at all times remain in compliance with the laws of the State of Connecticut and the Fund and the Underwriter represent that their respective operations are and shall at all times remain in material compliance with the laws of the State of Connecticut to the extent required to perform this Agreement.

2.7. The Underwriter represents and warrants that it is a member in good standing of the FINRA and is registered as a broker-dealer with the SEC. The Underwriter further represents that it will sell and distribute the Fund shares in accordance with the laws of the Commonwealth of Massachusetts and all applicable state and federal securities laws, including without limitation the 1933 Act, the 1934 Act, and the 1940 Act.

2.8. The Fund represents that it is lawfully organized and validly existing under the laws of the Commonwealth of Massachusetts and that it does and will comply in all material respects with the 1940 Act.

2.9. The Underwriter represents and warrants that the Adviser is and shall remain duly registered in all material respects under all applicable federal and state securities laws and that the Adviser shall perform its obligations for the Fund in compliance in all material respects with the laws of the Commonwealth of Massachusetts and any applicable state and federal securities laws.

2.10. The Fund and Underwriter represent and warrant that all of their directors, officers, employees, investment advisers, and other individuals/entities dealing with the money and/or securities of the Fund are and shall continue to be at all times covered by a blanket fidelity bond or similar coverage for the benefit of the Fund in an amount not less than the minimal coverage as required currently by Rule 17g-(1) of the 1940 Act or related provisions as may be promulgated from time to time. The aforesaid Bond shall include coverage for larceny and embezzlement and shall be issued by a reputable bonding company.

2.11. The Company represents and warrants that all of its directors, officers, employees, investment advisers, and other individuals/entities dealing with the money and/or securities of the Fund are covered by a blanket fidelity bond or similar coverage for the benefit of the Fund, and that said bond is issued by a reputable bonding company, includes coverage for larceny and embezzlement, and is in an amount not less than $5 million. The Company agrees to make all reasonable efforts to see that this bond or another bond containing these provisions is always in effect, and agrees to notify the Fund and the Underwriter in the event that such coverage no longer applies.

             ARTICLE III. Prospectuses and Proxy Statements; Voting

3.1. The Underwriter shall provide the Company with as many printed copies of the Fund's current prospectus and Statement of Additional Information as the Company may reasonably request. If requested by the Company in lieu thereof, the Fund shall provide camera-ready film containing the Fund's prospectus and Statement of Additional Information, and such other assistance as is reasonably necessary in order for the Company once each year (or more frequently if the prospectus and/or Statement of Additional Information for the Fund is amended during the year) to have the prospectus, private offering memorandum or other disclosure document ("Disclosure Document") for the Contracts and the Fund's prospectus printed together in one document, and to have the Statement of Additional Information for the Fund and the Statement of Additional Information for the Contracts printed together in one document. Alternatively, the Company may print the Fund's prospectus and/or its Statement of Additional Information in combination with other fund companies' prospectuses and statements of additional information. Except as provided in the following three sentences, all expenses of printing and distributing Fund prospectuses and Statements of Additional Information shall be the expense of the Company. For prospectuses and Statements of Additional Information provided by the Company to its existing owners of Contracts in order to update disclosure annually as required by the 1933 Act and/or the 1940 Act, the cost of printing shall be borne by the Fund. If the Company chooses to receive camera-ready film in lieu of receiving printed copies of the Fund's prospectus, the Fund will reimburse the Company in an amount equal to the product of A and B where A is the number of such prospectuses distributed to owners of the Contracts, and B is the Fund's per unit cost of typesetting and printing the Fund's prospectus. The same procedures shall be followed with respect to the Fund's Statement of Additional Information.

The Company agrees to provide the Fund or its designee with such information as may be reasonably requested by the Fund to assure that the Fund's expenses do not include the cost of printing any prospectuses or Statements of Additional Information other than those actually distributed to existing owners of the Contracts.

3.2. The Fund's prospectus shall state that the Statement of Additional Information for the Fund is available from the Underwriter or the Company (or in the Fund's discretion, the Prospectus shall state that such Statement is available from the Fund).

3.3. The Fund, at its expense, shall provide the Company with copies of its proxy statements, reports to shareholders, and other communications (except for prospectuses and Statements of Additional Information, which are covered in
Section 3.1) to shareholders in such quantity as the Company shall reasonably require for distributing to Contract owners.

3.4.  If and to the extent required by law the Company shall:

       (i)  solicit voting instructions from Contract owners;

       (ii) vote the Fund shares in accordance with instructions received from Contract owners; and

       (iii) vote Fund shares for which no instructions have been received in a particular separate account in the same proportion as Fund shares of such portfolio for which instructions have been received in that separate account, so long as and to the extent that the Securities and Exchange Commission continues to interpret the 1940 Act to require pass-through voting privileges for variable contract owners. The Company reserves the right to vote Fund shares held in any segregated asset account in its own right, to the extent permitted by law. Participating Insurance Companies shall be responsible for assuring that each of their separate accounts participating in the Fund calculates voting privileges in a manner consistent with the standards set forth on Schedule B attached hereto and incorporated herein by this reference, which standards will also be provided to the other Participating Insurance Companies.

3.5. The Fund will comply with all provisions of the 1940 Act requiring voting by shareholders, and in particular the Fund will either provide for annual meetings or comply with Section 16(c) of the 1940 Act (although the Fund is not one of the trusts described in Section 16(c) of that Act) as well as with Sections 16(a) and, if and when applicable, 16(b). Further, the Fund will act in accordance with the Securities and Exchange Commission's interpretation of the requirements of Section 16(a) with respect to periodic elections of trustees and with whatever rules the Commission may promulgate with respect thereto.

                   ARTICLE IV. Sales Material and Information

4.1. The Company shall furnish, or shall cause to be furnished, to the Fund or its designee, each piece of sales literature or other promotional material in which the Fund or its investment adviser or the Underwriter is named, at least fifteen Business Days prior to its use. No such material shall be used if the Fund or its designee reasonably objects to such use within fifteen Business Days after receipt of such material.

4.2. The Company shall not give any information or make any representations or statements on behalf of the Fund or concerning the Fund in connection with the sale of the Contracts other than the information or representations contained in the registration statement or prospectus for the Fund shares, as such registration statement and prospectus may be amended or supplemented from time to time, or in reports or proxy statements for the Fund, or in sales literature or other promotional material approved by the Fund or its designee or by the Underwriter, except with the permission of the Fund or the Underwriter or the designee of either.

4.3. The Fund, Underwriter, or its designee shall furnish, or shall cause to be furnished, to the Company or its designee, each piece of sales literature or other promotional material in which the Company and/or its separate account(s), is named at least fifteen Business Days prior to its use. No such material shall the used if the Company or its designee reasonably objects to such use within fifteen Business Days after receipt of such material.

4.4. The Fund and the Underwriter shall nor give any information or make any representations on behalf of the Company or concerning the Company, each Account, or the Contracts other than the information or representations contained in a registration statement or

Disclosure Document for the Contracts, as such registration statement or Disclosure Document may be amended or supplemented from time to time, or in published reports for each Account which are in the public domain or approved by the Company for distribution to Contract owners, or in sales literature or other promotional material approved by the Company or its designee, except with the permission of the Company.

4.5. The Fund will provide to the Company at least one complete copy of all registration statements, prospectuses, Statements of Additional Information, reports, proxy statements, sales literature and other promotional materials, applications for exemptions, requests for no-action letters, and all amendments to any of the above, that relate to the Fund or its shares, contemporaneously with the filing of such document with the Securities and Exchange Commission or other regulatory authorities.

4.6. The Company will provide to the Fund at least one complete copy of all registration statements, Disclosure Documents, Statements of Additional Information, reports, solicitations for voting instructions, sales literature and other promotional materials, applications for exemptions, requests for no action letters, and all amendments to any of the above, that relate to or affect the Fund, the Contracts or each Account, contemporaneously with the filing of such document with the SEC or other regulatory authorities or, if a Contract and its associated Account are exempt from registration, at the time such documents are first published.

4.7. For purposes of this Article IV, the phrase "sales literature or other promotional material" includes, but is not limited to, any of the following that refer to the Fund or any affiliate of the Fund: advertisements (such as material published, or designed for use in, a newspaper, magazine, or other periodical, radio, television, telephone or tape recording, videotape display, signs or billboards, motion pictures, telephone directories (other than routine listings), electronic or other public media), sales literature (i.e., any written communication distributed or made generally available to customers or the public, including brochures, circulars, research reports, market letters, performance reports or summaries, form letters, telemarketing scripts, seminar texts, reprints or excerpts of any other advertisement, sales literature, or published article), educational or training materials or other communications distributed or made generally available to some or all agents or employees, and registration statements, Disclosure Documents, Statements of Additional Information, shareholder reports, and proxy materials.

                          ARTICLE V. Fees and Expenses

5.1. The Fund and Underwriter shall pay no fee or other compensation to the Company under this agreement, except that if the Fund or any Portfolio adopts and implements a plan pursuant to Rule 12b-1 to finance distribution expenses, then the Underwriter may make payments to the Company or to the underwriter for the Contracts if and in amounts agreed to by the Underwriter in writing and such payments will be made out of existing fees otherwise payable to the Underwriter, past profits of the Underwriter or other resources available to the Underwriter. No such payments shall be made directly by the Fund.

5.2. All expenses incident to performance by the Fund under this Agreement shall be paid by the Fund. The Fund shall see to it that all its shares are registered and authorized for issuance in accordance with applicable federal law and, if and to the extent deemed advisable by the Fund, in accordance with applicable state laws prior to their sale. The Fund shall bear the expenses for the cost of registration and qualification of the Fund's shares, preparation and filing of the Fund's prospectus and registration statement, proxy materials and reports, setting the prospectus in type, setting in type and printing the proxy materials and reports to shareholders (including the costs of printing a prospectus that constitutes an annual report), the preparation of all statements and notices required by any federal or state law, and all taxes on the issuance or transfer of the Fund's shares.

5.3. The Company shall bear the expenses of distributing the Fund's prospectus and reports to owners of Contracts issued by the Company. The Fund shall bear the costs of soliciting Fund proxies from Contract owners, including the costs of mailing proxy materials and tabulating proxy voting instructions, not to exceed the costs charged by any service provider engaged by the Fund for this purpose. The Fund and the Underwriter shall not be responsible for the costs of any proxy solicitations other than proxies sponsored by the Fund.

                          ARTICLE VI. Diversification

6.1. The Fund will at all times invest money from the Contracts in such a manner as to ensure that the Contracts will be treated as variable contracts under the Code and the regulations issued thereunder. Without limiting the scope of the foregoing, the Fund will at all times comply with Section 817(h) of the Code and Treasury Regulation 1.817-5, relating to the diversification requirements for variable annuity, endowment, or life insurance contracts and any amendments or other modifications to such Section or Regulations. In the event of a breach of this Article VI by the Fund, it will take all reasonable steps (a) to notify Company of such breach and (b) to adequately diversify the Fund so as to achieve compliance within the grace period afforded by Regulation 1.817-5.

                        ARTICLE VII. Potential Conflicts

7.1. The Board will monitor the Fund for the existence of any material irreconcilable conflict between the interests of the contract owners of all separate accounts investing in the Fund. An irreconcilable material conflict may arise for a variety of reasons, Including: (a) an action by any state insurance regulatory authority; (b) a change in applicable federal or state insurance, tax, or securities laws or regulations, or a public ruling, private letter ruling, no-action or interpretative letter, or any similar action by insurance, tax, or securities regulatory authorities; (c) an administrative or judicial decision in any relevant proceeding; (d) the manner in which the investments of any Portfolio are being managed; (e) a difference in voting instructions given by variable annuity contract and variable life insurance contract owners; or (f) a decision by an insurer to disregard the voting instructions of contract owners. The Board shall promptly inform the Company if it determines that an irreconcilable material conflict exists and the implications thereof.

7.2. The Company will report any potential or existing conflicts of which it is aware to the Board. The Company will assist the Board in carrying out its responsibilities under the Shared Funding Exemptive Order, by providing the Board with all information reasonably necessary for the Board to consider any issues raised. This includes, but is not limited to, an obligation by the Company to inform the Board whenever contract owner voting instructions are disregarded.

7.3. If it is determined by a majority of the Board, or a majority of its disinterested trustees, that a material irreconcilable conflict exists, the Company and other Participating Insurance Companies shall, at their expense and to the extent reasonably practicable (as determined by a majority of the disinterested trustees), take whatever steps are necessary to remedy or eliminate the irreconcilable material conflict, up to and including: (1), withdrawing the assets allocable to some or all of the separate accounts from the Fund or any Portfolio and reinvesting such assets in a different investment medium, including (but not limited to) another Portfolio of the Fund, or submitting the question whether such segregation should be implemented to a vote of all affected Contract owners and, as appropriate, segregating the assets of any appropriate group (i.e., annuity contract owners, life insurance contract owners, or variable contract owners of one or more Participating Insurance Companies) that votes in favor of such segregation, or offering to the affected contract owners the option of making such a change; and (2), establishing a new registered management investment company or managed separate account.

7.4. If a material irreconcilable conflict arises because of a decision by the Company to disregard contract owner voting instructions and that decision represents a minority position or would preclude a majority vote, the Company may be required, at the Fund's election, to withdraw the affected Account's investment in the Fund and terminate this Agreement with respect to such Account; provided, however that such withdrawal and termination shall be limited to the extent required by the foregoing material irreconcilable conflict as determined by a majority of the disinterested members of the Board. Any such withdrawal and termination must take place within six (6) months after the Fund gives written notice that this provision is being implemented, and until the end of that six month period the Underwriter and Fund shall continue to accept and implement orders by the Company for the purchase (and redemption) of shares of the Fund.

7.5. If a material irreconcilable conflict arises because a particular state insurance regulator's decision applicable to the Company conflicts with the majority of other state regulators, then the Company will withdraw the affected Account's investment in the Fund and terminate this Agreement with respect to such Account within six months after the Board informs the Company in writing that it has determined that such decision has created an irreconcilable material conflict; provided, however, that such withdrawal and termination shall be limited to the extent required by the foregoing material irreconcilable conflict as determined by a majority of the disinterested members of the Board. Until the end of the foregoing six month period, the

Underwriter and Fund shall continue to accept and implement orders by the Company for the purchase (and redemption) of shares of the Fund.

7.6. For purposes of Sections 7.3 through 7.6 of this Agreement, a majority of the disinterested members of the Board shall determine whether any proposed action adequately remedies any irreconcilable material conflict, but in no event will the Fund be required to establish a new funding medium for the Contracts. The Company shall not be required by Section 7.3 to establish a new funding medium for the Contracts if an offer to do so has been declined by vote of a majority of Contract owners materially adversely affected by the irreconcilable material conflict. In the event that the Board determines that any proposed action does not adequately remedy any irreconcilable material conflict, then the Company will withdraw the Account's investment in the Fund and terminate this Agreement within six (6) months after the Board informs the Company in writing of the foregoing determination, provided, however, that such withdrawal and termination shall be limited to the extent required by any such material irreconcilable conflict as determined by a majority of the disinterested members of the Board.

7.7. If and to the extent that Rule 6e-2 and Rule 6e-3(T) are amended, or Rule 6e-3 is adopted, to provide exemptive relief from any provision of the Act or the rules promulgated thereunder with respect to mixed or shared funding (as defined in the Shared Funding Exemptive Order) on terms and conditions materially different from those contained in the Shared Funding Exemptive Order, then (a) the Fund and/or the Participating Insurance Companies, as appropriate, shall take such steps as may be necessary to comply with Rules 6e-2 and 6e-3(T), as amended, and Rule 6e-3, as adopted, to the extent such rules are applicable; and (b) Sections 3.4, 3.5, 7.1, 7.2, 7.3, 7.4, and 7.5 of this Agreement shall continue in effect only to the extent that terms and conditions substantially identical to such Sections are contained in such Rule(s) as so amended or adopted.

                         ARTICLE VIII. Indemnification

8.1.  Indemnification By The Company

8.1(a). The Company agrees to indemnify and hold harmless the Fund and each trustee of the Board and officers and each person, if any, who controls the Fund within the meaning of Section 15 of the 1933 Act (collectively, the "Indemnified Parties" for purposes of this Section 8.1) against any and all losses, claims, damages, liabilities (including amounts paid in settlement with the written consent of the Company) or litigation (including legal and other expenses), to which the Indemnified Parties may become subject under any statute, regulation, at common law or otherwise, insofar as such losses, claims, damages, liabilities or expenses (or actions in respect thereof) or settlements are related to the sale or acquisition of, or investment in, the Fund's shares or the Contracts and:

       (i) arise out of or are based upon any untrue statements or alleged untrue statements of any material fact contained in the Disclosure Documents for the Contracts or contained in the Contracts or sales literature for the Contracts (or any amendment or supplement to any of the foregoing), or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, provided that this agreement to indemnify shall not apply as to any Indemnified Party if such statement or omission or such alleged statement or omission was made in reliance upon and in conformity with information furnished to the Company by or on behalf of the Fund for use in any Disclosure Document relating to the Contracts or in the Contracts or sales literature (or any amendment or supplement) or otherwise for use in connection with the sale of the Contracts or Fund shares; or

       (ii) arise out of or as a result of statement or representations (other than statements or representation contained in the registration statement, prospectus or sales literature of the Fund not supplied by the Company, or persons under its control) or wrongful conduct of the Company or persons under its control, with respect to the sale or distribution of the Contracts or Fund Shares; or

       (iii) arise out of any untrue statement or alleged untrue statement of a material fact contained in a Registration Statement, prospectus, or sales literature of the Fund or any amendment thereof or supplement thereto or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading if such a statement or omission was made in reliance upon and in conformity with information furnished to the Fund by or on behalf of the Company; or

       (iv) arise as a result of any failure by the Company to provide the services and furnish the materials under the terms of this Agreement; or

       (v) arise out of or result from any material breach of any representation and/or warranty made by the Company in this Agreement or arise out of or result from any other material breach of this Agreement by the Company, as limited by and in accordance with the provisions of Sections 8.1(b) and 8.1(c) hereof.

8.1(b). The Company shall not be liable under this indemnification provision with respect to any losses, claims, damages, liabilities or litigation incurred or assessed against an Indemnified Party as such may arise from such Indemnified Party's willful misfeasance, bad faith, or gross negligence in the performance of such Indemnified Party's duties or by reason of such Indemnified Party's reckless disregard of obligations or duties under this Agreement or to the Fund, whichever is applicable.

8.1(c). The Company shall not be liable under this indemnification provision with respect to any claim made against an Indemnified Parry unless such Indemnified Party shall have notified the Company in writing within a reasonable time after the summons or other first legal process giving information of the nature of the claim shall have been served upon such Indemnified Party (or after such Indemnified Party shall have received notice of such service on any designated agent), but failure to notify the Company of any such claim shall not relieve the Company from any liability which it may have to the Indemnified Party against whom such action is brought otherwise than on account of this indemnification provision. In case any such action is brought against the Indemnified Parties, the Company shall be entitled to participate, at its own expense, in the defense of such action. The Company also shall be entitled to assume the defense thereof, with counsel satisfactory to the party named in the action. After notice from the Company to such party of the Company's election to assume the defense thereof, the Indemnified Party shall bear the fees and expenses of any additional counsel retained by it, and the Company will not be liable to such party under this Agreement for any legal or other expenses subsequently incurred by such party independently in connection with the defense thereof other than reasonable costs of investigation.

8.1(d). The Indemnified Parties will promptly notify the Company of the commencement of any litigation or proceedings against them in connection with the issuance or sale of the Fund Shares or the Contracts or the operation of the Fund.

8.2.  Indemnification by the Underwriter

8.2(a). The Underwriter agrees to indemnify and hold harmless the Company and each of its directors and officers and each person, if any, who controls the Company within the meaning of Section 15 of the 1933 Act (collectively, the "Indemnified Parties" for purposes of this Section 8.2) against any and all losses, claims, damages, liabilities (including amounts paid in settlement with the written consent of the Underwriter) or litigation (including legal and other expenses) to which the Indemnified Parties may become subject under any statute, at common law or otherwise, insofar as such losses, claims, damages, liabilities or expenses (or actions in respect thereof) or settlements are related to the sale or acquisition of, or investment in, the Fund's shares or the Contracts and:

       (i) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the registration statement or prospectus or sales literature of the Fund (or any amendment or supplement to any of the foregoing), or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, provided that this agreement to indemnify shall not apply as to any Indemnified Party if such statement or omission or such alleged statement or omission was made in reliance upon and in conformity with information furnished to the Underwriter or Fund by or on behalf of the Company for use in the registration statement or prospectus for the Fund or in sales literature (or any amendment or supplement) or otherwise for use in connection with the sale of the Contracts or Fund shares; or

       (ii) arise out of or as a result of statements or representations (other than statements or representations contained in the Registration Statement, prospectus or sales literature for the Contracts not supplied by the

            Underwriter or persons under its control) or wrongful conduct of the Fund, Adviser or Underwriter or persons under control, with respect to the sale or distribution of the Contracts or Fund shares; or

       (iii) arise out of any untrue statement or alleged untrue statement of a material fact contained in a Disclosure Document or sales literature covering the Contracts, or any amendment thereof or supplement thereto, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statement to statements therein not misleading, if such statement or omission was made in reliance upon and in conformity with information furnished to the Company by or on behalf of the Fund; or

       (iv) arise as a result of any failure by the Fund to provide the services and furnish the materials under the terms of this Agreement (including a failure, whether unintentional or in good faith or otherwise, to comply with the diversification requirements specified in Article VI of this Agreement); or

       (v) arise out of or result from any material breach of any representation and/or warranty made by the Underwriter in this Agreement or arise out of or result from any other material breach of this Agreement by the Underwriter;

as limited by and in accordance with the provisions of Sections 8.2(b) and 8.2(c) hereof.

8.2(b). The Underwriter shall not be liable under this indemnification provision with respect to any losses, claims, damages, liabilities or litigation to which an Indemnified Party would otherwise be subject by reason of such Indemnified Party's willful misfeasance, bad faith, or gross negligence in the performance of such Indemnified Party's duties or by reason of such Indemnified Party's reckless disregard of obligations and duties under this Agreement or to each Company or the Account, whichever is applicable.

8.2(c). The Underwriter shall not be liable under this indemnification provision with respect to any claim made against an Indemnified Party unless such Indemnified Party shall have notified the Underwriter in writing within a reasonable time after the summons or other first legal process giving information of the nature of the claim shall have been served upon such Indemnified Party (or after such Indemnified Party shall have received notice of such service on any designated agent), but failure to notify the Underwriter of any such claim shall not relieve the Underwriter from any liability which it may have to the Indemnified Party against whom such action is brought otherwise than on account of this indemnification provision. In case any such action is brought against the Indemnified Parties, the Underwriter will be entitled to participate, at its own expense, in the defense thereof. The Underwriter also shall be entitled to assume the defense thereof, with counsel satisfactory to the party named in the action. After notice from the Underwriter to such party of the Underwriter's election to assume the defense thereof, the

Indemnified Party shall bear the fees and expenses of any additional counsel retained by it, and the Underwriter will not be liable to such party under this Agreement for any legal or other expenses subsequently incurred by such party independently in connection with the defense thereof other than reasonable costs of investigation.

8.2(d). The Company agrees promptly to notify the Underwriter of the commencement of any litigation or proceedings against it or any of its officers or directors in connection with the issuance or sale of the Contracts or the operation of each Account.

8.3.  Indemnification By the Fund

8.3(a). The Fund agrees to indemnify and hold harmless the Company, and each of its directors and officers and each person, if any, who controls the Company within the meaning of Section 15 of the 1933 Act (collectively, the "Indemnified Parties" for purposes of this Section 8.3) against any and all losses, claims, damages, liabilities (including amounts paid in settlement with the written consent of the Fund) or litigation (including legal and other expenses) to which the Indemnified Parties may become subject under any statute, at common law or otherwise, insofar as such losses, claims, damages, liabilities or expenses (or actions in respect thereof) or settlements result from the gross negligence, bad faith or willful misconduct of the Board or any member thereof, are related to the operations of the Fund and:

       (i) arise as a result of any failure by the Fund to provide the services and furnish the materials under the terms of this Agreement (including a failure to comply with the diversification requirements specified in Article VI of this Agreement);or

       (ii) arise out of or result from any material breach of any representation and/or warranty made by the Fund in this Agreement or arise out of or result from any other material breach of this Agreement by the Fund;

as limited by and in accordance with the provisions of Sections 8.3(b) and 8.3(c) hereof.

8.3(b). The Fund shall not be liable under this indemnification provision with respect to any losses, claims, damages, liabilities or litigation incurred or assessed against an Indemnified Party as such may arise from such Indemnified Party's willful misfeasance, bad faith, or gross negligence in the performance of such Indemnified Party's duties or by reason of such Indemnified Party's reckless disregard of obligations and duties under this Agreement or to the Company, the Fund, the Underwriter or each Account, whichever is applicable.

8.3(c). The Fund shall not be liable under this indemnification provision with respect to any claim made against an Indemnified Party unless such Indemnified Party shall have notified the Fund in writing within a reasonable time after the summons or other first legal process giving information of the nature of the claim shall have been served upon such Indemnified Party (or after such Indemnified Party shall have received notice of such service on any designated agent), but failure to notify the Fund of any such claim shall not relieve the Fund from any liability which it may have to the Indemnified Party against whom such action is brought otherwise than on account of this indemnification provision. In case any such action is brought against the Indemnified Parties, the Fund will be entitled to participate, at its own expense, in the defense thereof. The Fund also shall be entitled to assume the defense thereof, with counsel satisfactory to the party named in the action. After notice from the Fund to such party of the Fund's election to assume the defense thereof, the Indemnified Party shall bear the fees and expenses of any additional counsel retained by it, and the Fund will not be liable to such party under this Agreement for any legal or other expenses subsequently incurred by such party independently in connection with the defense thereof other than reasonable costs of investigation.

8.3(d). The Company and the Underwriter agree promptly to notify the Fund of the commencement of any litigation or proceedings against it or any of its respective officers or directors in connection with this Agreement, the issuance or sale of the Contracts, with respect to the operation of either Account, or the sale or acquisition of shares of the Fund.

                           ARTICLE IX. Applicable Law

9.1. This Agreement shall be construed and the provisions hereof interpreted under and in accordance with the laws of the Commonwealth of Massachusetts.

9.2. This Agreement shall be subject to the provisions of the 1933, 1934 and 1940 acts, and the rules and regulations and rulings thereunder, including such exemptions from those statutes, rules and regulations as the Securities and Exchange Commission may grant (including, but not limited to, the Shared Funding Exemptive Order) and the terms hereof shall be interpreted and construed in accordance therewith.

                             ARTICLE X. Termination

10.1. This Agreement shall continue in full force and effect until the first to occur of:

       (a) termination by any party for any reason by sixty (60) days advance written notice delivered to the other parties; or

       (b) termination by the Company by written notice to the Fund and the Underwriter with respect to any Portfolio based upon the Company's determination that shares of such Portfolio are not reasonably available to meet the requirements of the Contracts; or

       (c) termination by the Company by Written notice to the Fund and the Underwriter with respect to any Portfolio in the event any of the Portfolio's shares are not registered, issued or sold in accordance with applicable state and/or federal law or such law precludes the use of such shares as the underlying investment media of the Contracts issued or to be issued by the Company; or

       (d) termination by the Company by written notice to the Fund and the Underwriter with respect to any Portfolio in the event that such Portfolio ceases to qualify as a Regulated Investment Company under Subchapter M of the Code or under any successor or similar provision, or if the Company reasonably believes that the Fund may fail to so qualify; or

       (e) termination by the Company by written notice to the Fund and the Underwriter with respect to any Portfolio in the event that such Portfolio fails to meet the diversification requirements specified in Article VI hereof; or

       (f) termination by either the Fund or the Underwriter by written notice to the Company, if either one or both of the Fund or the Underwriter respectively, shall determine, in their sole judgment exercised in good faith, that the Company and/or its affiliated companies has suffered a material adverse change in its business, operations, financial condition or prospects since the date of this Agreement or is the subject of material adverse publicity; or

       (g) termination by the Company by written notice to the Fund and the Underwriter, if the Company shall determine, in its sole judgment exercised in good faith, that either the Fund or the Underwriter has suffered a material adverse change in its business, operations, financial condition or prospects since the date of this Agreement or is the subject of material adverse publicity; or

       (h) termination by the Fund or the Underwriter by written notice to the Company, if the Company gives the Fund and the Underwriter the written notice specified in Section 1.6(b) hereof and at the time such notice was given there was no notice of termination outstanding under any other provision of this Agreement; provided, however any termination under this Section 10.1(h) shall be effective forty five
           (45) days after the notice specified in Section 1.6(b) was given.

10.2. Notwithstanding any termination of this Agreement, the Fund and the Underwriter shall at the option of the Company, continue to make available additional shares of the Fund pursuant to the terms and conditions of this Agreement, for all Contracts in effect on the effective date of termination of this Agreement (hereinafter referred to as "Existing Contracts"). Specifically, without limitation, the owners of the Existing Contracts shall be permitted to reallocate investments in the Fund, redeem investments in the Fund and/or invest in the Fund upon the making of additional purchase payments under the Existing Contracts. The parties agree that this Section 10.2 shall not apply to any terminations under Article VII and the effect of such Article VII terminations shall be governed by Article VII of this Agreement.

10.3. The provisions of Articles II (Representations and Warranties), VIII (Indemnification), IX (Applicable Law) and XII (Miscellaneous) shall survive termination of this

Agreement. In addition, all other applicable provisions of this Agreement shall survive termination as long as shares of the Fund are held on behalf of Contract owners in accordance with section 10.2, except that the Fund and Underwriter shall have no further obligation to make Fund shares available in Contracts issued after termination.

10.4. The Company shall not redeem Fund shares attributable to the Contracts (as opposed to Fund shares attributable to the Company's assets held in the Account) except (i) as necessary to implement Contract Owner initiated or approved transactions, or (ii) as required by state and/or federal laws or regulations or judicial or other legal precedent of general application (hereinafter referred to as a "Legally Required Redemption") or (iii) as permitted by an order of the SEC pursuant to Section 26(c) of the 1940 Act. Upon request, the Company will promptly furnish to the Fund and the Underwriter the opinion of counsel for the Company (which counsel shall be reasonably satisfactory to the Fund and the Underwriter) to the effect that any redemption pursuant to clause (ii) above is a Legally Required Redemption. Furthermore, except in cases where permitted under the terms of the Contracts, the Company shall not prevent Contract Owners from allocating payments to a Portfolio that was otherwise available under the Contracts without first giving the Fund or the Underwriter 90 days notice of its intention to do so.

                              ARTICLE XI.  Notices

Any notice shall be sufficiently given when sent by registered or certified mail to the other party at the address of such party set forth below or at such other address as such party may from time to time specify in writing to the other party.

If to the Fund:

       82 Devonshire Street
       Boston, Massachusetts 02109
       Attention: Treasurer

If to the Company:

       Hartford Life Insurance Company
       200 Hopmeadow Street
       Simsbury, CT 06089
       Attention: John Walters, President

If to the Underwriter:

       82 Devonshire Street
       Boston, Massachusetts 02109
       Attention: Treasurer

                          ARTICLE XII.  Miscellaneous

12.1 All persons dealing with the Fund must look solely to the property of the Fund for the enforcement of any claims against the Fund as neither the Board, officers, agents or shareholders assume any personal liability for obligations entered into on behalf of the Fund.

12.2 Subject to the requirements of legal process and regulatory authority, each party hereto shall treat as confidential the names and addresses of the owners of the Contracts and all information reasonably identified as confidential in writing by any other party hereto and, except as permitted by this Agreement, shall not disclose, disseminate of utilize such names and addresses and other confidential information until such time as it may come into the public domain without the express written consent of the affected party.

12.3 The captions in this Agreement are included for convenience of reference only and in no way define or delineate any of the provisions hereof or otherwise affect their construction or effect.

12.4 This Agreement may be executed simultaneously in two or more counterparts, each of which taken together shall constitute one and the same instrument.

12.5 If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of the Agreement shall not be affected thereby.

12.6 Each party hereto shall cooperate with each other party and all appropriate governmental authorities (including without limitation the SEC, the FINRA and state insurance regulators) and shall permit such authorities reasonable access to its books and records in connection with any investigation or inquiry relating to this Agreement or the transactions contemplated hereby. Notwithstanding the generality of the foregoing, each party hereto further agrees to furnish the California Insurance Commissioner with any information or reports in connection with services provided under this Agreement which such Commissioner may request in order to ascertain whether the insurance operations of the Company are being conducted in a manner consistent with the California Insurance Regulations and any other applicable law or regulations.

12.7 The rights, remedies and obligations contained in this Agreement are cumulative and are in addition to any and all rights, remedies and obligations, at law or in equity, which the parties hereto are entitled to under State and federal laws.

12.8. This Agreement or any of the rights and obligations hereunder may not be assigned by any party without the prior written consent of all parties hereto; provided, however, that the Underwriter may assign this Agreement or any rights or obligations hereunder to any affiliate of or company under common control with the Underwriter, if such assignee is duly licensed and registered to perform the obligations of the Underwriter under this Agreement. The Company shall promptly notify the Fund and the Underwriter of any change in control of the Company.

12.9. The Company shall furnish, or shall cause to be furnished, to the Fund or its designee copies of the following reports:

       (a) the Company's annual statement (prepared under statutory accounting principles) and annual report (prepared under generally accepted accounting principles ("GAAP"), if any), as soon as practical and in any event within 90 days after the end of each fiscal year;

       (b) the Company's quarterly statements (statutory) (and GAAP, if any), as soon as practical and in any event within 45 days after the end of each quarterly period;

       (c) any financial statement, proxy statement, notice or report of the Company sent to stockholders and/or policyholders, as soon as practical after the delivery thereof to stockholders;

       (d) any registration statement (without exhibits) and financial reports of the Company filed with the Securities and Exchange Commission or any state insurance regulator, as soon as practical after the filing thereof;

       (e) any other report submitted to the Company by independent accountants in connection with any annual, interim or special audit made by them of the books of the Company, as soon as practical after the receipt thereof.

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed in its name and on its behalf by its duly authorized representative.

HARTFORD LIFE & ANNUITY INSURANCE COMPANY

By:    /s/ Jason Frain
       -----------------------------------
Name:  Jason Frain
Its:   Assistant Vice President

VARIABLE INSURANCE PRODUCTS FUND,
VARIABLE INSURANCE PRODUCTS FUND II
VARIABLE INSURANCE PRODUCTS FUND III
VARIABLE INSURANCE PRODUCTS FUND IV, and
VARIABLE INSURANCE PRODUCTS FUND V

By:    /s/ Bryan Mehrmann
       -----------------------------------
Name:  Bryan Mehrmann
Title: Deputy Treasurer

FIDELITY DISTRIBUTORS CORPORATION

By:    /s/ Bill Loehning
       -----------------------------------
Name:  Bill Loehning
Title: Executive Vice President
Date:  5/11/09

                                   Schedule A
                   Separate Accounts and Associated Contracts

Name of Separate Account and Date       Policy Form Numbers of Contracts
Established by Board of Directors       Funded By Separate Account

NAME OF HARTFORD LIFE & ANNUITY INSURANCE
COMPANY SEPARATE ACCOUNT AND DATE ESTABLISHED             CONTRACTS FUNDED BY THE ACCOUNT
------------------------------------------------------------------------------------------------
VL I (June 8, 1995)                                 ILA-1007, ILA-1098
VL II (Sept. 30, 1994)                              ILA-1020
ICMG Registered Variable Life Separate Account One
(Oct. 9, 1995)                                      GVL95(P)
Hartford Life & Annuity Insurance Company Separate
Account Three (June 22, 1994)

                                   SCHEDULE B
                             PROXY VOTING PROCEDURE

The following is a list of procedures and corresponding responsibilities for the handling of proxies relating to the Fund by the Underwriter, the Fund and the Company. The defined terms herein shall have the meanings assigned in the Participation Agreement except that the term "Company" shall also include the department or third party assigned by the Insurance Company to perform the steps delineated below.

1. The number of proxy proposals is given to the Company by the Underwriter as early as possible before the date set by the Fund for the shareholder meeting to facilitate the establishment of tabulation procedures. At this time the Underwriter will inform the Company of the Record, Mailing and Meeting dates. This will be done verbally approximately two months before meeting.

2. Promptly after the Record Date, the Company will perform a "tape run", or other activity, which will generate the names, addresses and number of units which are attributed to each contractowner/policyholder (the "Customer") as of the Record Date. Allowance should be made for account adjustments made after this date that could affect the status of the Customers' accounts as of the Record Date.

     Note: The number of proxy statements is determined by the activities described in Step #2. The Company will use its best efforts to call in the number of Customers to Fidelity, as soon as possible, but no later than two weeks after the Record Date.

3. The Fund's Annual Report no longer needs to be sent to each Customer by the Company either before or together with the Customers' receipt of a proxy statement. Underwriter will provide the last Annual Report to the Company pursuant to the terms of Section 3.3 of the Agreement to which this Schedule relates.

4. The text and format for the Voting Instruction Cards ("Cards" or "Card") is provided to the Company by the Fund. The Companyshall produce and personalize the Voting Instruction Cards. The Legal Department of the Underwriter or its affiliate ("Fidelity Legal") must approve the Card before it is printed. Allow approximately 2-4 business days for printing information on the Cards. Information commonly found on the Cards includes:

         a.   name (legal name as found on account registration)

         b.  address

         c.   Fund or account number

         d.  coding to state number of units

         e. individual Card number for use in tracking and verification of votes (already on Cards as printed by the Fund)

(This and related steps may occur later in the chronological process due to possible uncertainties relating to the proposals.)

5. During this time, Fidelity Legal will develop, produce, and the Fund will pay for the Notice of Proxy and the Proxy Statement (one document). Printed and folded notices and statements will be sent to Company for insertion into envelopes (envelopes and return envelopes are provided and paid for by the Fund). Contents of envelope sent to Customers by Company will include:

       a.   Voting Instruction Card(s)

       b.  One proxy notice and statement (one document)

       c. return envelope (postage pre-paid by Company) addressed to the Company or its tabulation agent

       d. "urge buckslip" -- optional, but recommended. (This is a small, single sheet of paper that requests Customers to vote as quickly as possible and that their vote is important. One copy will be supplied by the Fund.)

       e. cover letter -- optional, supplied by Company and reviewed and approved in advance by Fidelity Legal.

6. The above contents should be received by the Company approximately 3-5 business days before mail date. Individual in charge at Company reviews and approves the contents of the mailing package to ensure correctness and completeness. Copy of this approval sent to Fidelity Legal.

7.  Package mailed by the Company.

       * The Fund must allow at least a 15-day solicitation time to the Company as the shareowner. (A 5-week period is recommended.) Solicitation time is calculated as calendar days from (but not including) the meeting, counting backwards.

8. Collection and tabulation of Cards begins. Tabulation usually takes place in another department or another vendor depending on process used. An often used procedure is to sort Cards on arrival by proposal into vote categories of all yes, no, or mixed replies, and to begin data entry.

     Note: Postmarks are not generally needed. A need for postmark information would be due to an insurance company's internal procedure and has not been required by Fidelity in the past.

9. Signatures on Card checked against legal name on account registration which was printed on the Card.

     Note: For Example, If the account registration is under "Bertram C. Jones, Trustee." then that is the exact legal name to be printed on the Card and is the signature needed on the Card.

10. If Cards are mutilated, or for any reason are illegible or are not signed properly, they are sent back to Customer with an explanatory letter, a new Card and return envelope. The mutilated or illegible Card is disregarded and considered to be not received for purposes of vote tabulation. Any Cards that have "kicked out" (e.g. mutilate, illegible) of the procedure are "hand verified," i.e., examined as to why they did not complete the system. Any questions on those Cards are usually remedied individually.

11. There are various control procedures used to ensure proper tabulation of votes and accuracy of that tabulation. The most prevalent is to sort the Cards as they first arrive into categories depending upon their vote; an estimate of how the vote is progressing may then be calculated. If the initial estimates and the actual vote do not coincide, then an internal audit of that vote should occur. This may entail a recount.

12. The actual tabulation of votes is done in units which is then converted to shares. (It is very important that the Fund receives the tabulations stated in terms of a percentage and the number of shares.) Fidelity Legal must review and approve tabulation format.

13. Final tabulation in shares is verbally given by the Company to Fidelity Legal on the morning of the meeting not later than 10:00 a.m. Boston time. Fidelity Legal may request an earlier deadline if required to calculate the vote in time for the meeting.

14. A Certification of Mailing and Authorization to Vote Shares will be required from the Company as well as an original copy of the final vote. Fidelity Legal will provide a standard form for each Certification.

15. The Company will be required to box and archive the Cards received from the Customers. In the event that any vote is challenged or if otherwise necessary for legal, regulatory, or accounting purposes. Fidelity Legal will be permitted reasonable access to such Cards.

16. All approvals and "signing-off" may be done orally, but must always be followed up in writing.

                                   SCHEDULE C

Other investment companies currently available under variable annuities or variable life insurance issued by the Company:

Hartford Advisers HLS Fund
Hartford Capital Appreciation HLS Fund
Hartford Dividend and Growth Fund, Inc.
Hartford Totasl Return Bond HLS Fund
Hartford International Capital Appreciation HLS Fund
Hartford International Opportunities Fund, Inc.
Hartford Index HLS Fund
Hartford Mid-Cap HLS Fund
Hartford MidCap Growth HLS Fund
Hartford Money Market HLS Fund
Hartford Mortgage Securities Fund, Inc.
Hartford SmallCap Value HLS Fund
Hartford Stock HLS Fund
Hartford U.S. Government HLS Fund
Hartford Value Opportunities HLS Fund
Calvert Social Balanced fund Series of Acacia Capital Corporation
American Century Variable Portfolios, Inc.
Neuberger Berman Advisers Management Trust
The Alger American Fund
JPM Series Trust II
The Universal Institutional Funds, Inc.
Putnam Variable Trust
Putnam Capital Manager Trust
DWS Investments VIT
Franklin Templeton Variable Insurance Products Trust
Credit Suisse Funds
Janus Aspen Series
MFS Variable Insurance Trust
American Funds Insurance Series
JPMorgan Insurance Trust
AIM V.I. Funds
Dreyfus Variable Investment Fund
Delaware VIP Funds
Goldman Sachs VIT
BlackRock Variable Series
Russell Investment Funds
Vanguard Variable Insurance Funds
Merrill Lynch Variable Series Funds, Inc.
Pegasus Variable Funds
BT Insurance Funds Trust

                             SUB-LICENSE AGREEMENT

Agreement effective as of this 1st of May, 2009, by and between Fidelity Distributors Corporation (hereinafter called "Fidelity"), a corporation organized and existing under the laws of the Commonwealth of Massachusetts, with a principal place of business at 82 Devonshire Street, Boston, Massachusetts and Hartford Life & Annuity Insurance Company (hereinafter called "Company"), with a principal place of business at 200 Hopmeadow Street, Simsbury, CT.

WHEREAS, FMR Corp., a Massachusetts corporation, the parent company of Fidelity, is the owner of the trademark and the tradename "FIDELITY INVESTMENTS" and is the owner of a trademark in a pyramid design (hereinafter, collectively the "Fidelity Trademarks"), a copy of each of which is attached hereto as Exhibit "A"; and

WHEREAS, FMR Corp. has granted a license to Fidelity (the "Master License Agreement") to sub-license the Fidelity Trademarks to third parties for their use in connection with Promotional Materials as hereinafter defined; and

WHEREAS, Company is desirous of using the Fidelity Trademarks in connection with distribution of "sales literature and other promotional material" with information, including the Fidelity Trademarks, printed in said material (such material hereinafter called the Promotional Material). For the purpose of this Agreement, "sales literature and other promotional material" shall have the same meaning as in the certain Participation Agreement dated as of the 9th day of May, 2004, among Fidelity, Company and the Variable Insurance Products Funds (hereinafter "Participation Agreement"); and

WHEREAS, Fidelity is desirous of having the Fidelity Trademarks used in connection with the Promotional Material.

NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and adequacy whereof is hereby acknowledged, and of the mutual promises hereinafter set forth, the parties hereby agree as follows:

1. Fidelity hereby grants to Company a non-exclusive, non-transferable license to use the Fidelity Trademarks in connection with the promotional distribution of the Promotional Material and Company accepts said license, subject to the terms and conditions set forth herein.

2. Company acknowledges that FMR Corp. is the owner of all right, title and interest in the Fidelity Trademarks and agrees that it will do nothing inconsistent with the ownership of the Fidelity Trademarks by FMR Corp., and that it will not, now or hereinafter, contest any registration or application for registration of the Fidelity Trademarks by FMR Corp., nor will it, now or hereafter, aid anyone in contesting any registration or application for registration of the Fidelity Trademarks by FMR Corp.

3. Company agrees to use the Fidelity Trademarks only in the form and manner approved by Fidelity and not to use any other trademark, service mark or registered trademark in combination with any of the Fidelity Trademarks without approval by Fidelity.

4. Company agrees that it will place all necessary and proper notices and legends in order to protect the interests of FMR Corp. and Fidelity therein pertaining to the Fidelity Trademarks on the Promotional Material including, but not limited to, symbols indicating trademarks, service marks and registered trademarks. Company will place such symbols and legends on the Promotional Material as requested by Fidelity or FMR Corp. upon receipt of notice of same from Fidelity or FMR Corp.

5. Company agrees that the nature and quality of all of the Promotional Material distributed by Company bearing the Fidelity Trademarks shall conform to standards set by, and be under the control of, Fidelity.

6. Company agrees to cooperate with Fidelity in facilitating Fidelity's control of the use of the Fidelity Trademarks and of the quality of the Promotional Material to permit reasonable inspection of samples of same by Fidelity and to supply Fidelity with reasonable quantities of samples of the Promotional Material upon request.

7. Company shall comply with all applicable laws and regulations and obtain any and all licenses or other necessary permits pertaining to the distribution of said Promotional Material.

8. Company agrees to notify Fidelity of any unauthorized use of the Fidelity Trademarks by others promptly as it comes to the attention of Company. Fidelity or FMR Corp. shall have the sole right and discretion to commence actions or other proceedings for infringement, unfair competition or the like involving the Fidelity Trademarks and Company shall cooperate in any such proceedings if so requested by Fidelity or FMR Corp.

9. This agreement shall continue in force until terminated by Fidelity. This agreement shall automatically terminate upon termination of the Master License Agreement. In addition, Fidelity shall have the right to terminate this agreement at any time upon notice to Company, with or without cause. Upon any such termination, Company agrees to cease immediately all use of the Fidelity Trademarks and shall destroy, at Company's expense, any and all materials in its possession bearing the Fidelity Trademarks, and agrees that all rights in the Fidelity Trademarks and in the goodwill connected therewith shall remain the property of FMR Corp. Unless so terminated by Fidelity, or extended by written agreement of the parties, this agreement shall expire on the termination of that certain Participation Agreement.

10. Company shall indemnify Fidelity and FMR Corp. and hold each of them harmless from and against any loss, damage, liability, cost or expense of any nature whatsoever, including without limitation, reasonable attorneys' fees and all court costs, arising out of use of the Fidelity Trademarks by Company.

11. In consideration for the promotion and advertising of Fidelity as a result of the distribution by Company of the Promotional Material, Company shall not pay any monies as a royalty to Fidelity for this license.

12. This agreement is not intended in any manner to modify the terms and conditions of the Participation Agreement. In the event of any conflict between the terms and conditions herein and thereof, the terms and conditions of the Participation Agreement shall control.

13. This agreement shall be interpreted according to the laws or the Commonwealth of Massachusetts.

IN WITNESS WHEREOF, the parties hereunto set their hands and seals, and hereby execute this agreement, as of the date first above written.

                                      FIDELITY DISTRIBUTORS CORPORATION

                                      By:    /s/ Bill Loehning
                                             -----------------------------------
                                      Name:  Bill Loehning
                                      Title: Executive Vice President
                                      Date:  5/11/09

                                      HARTFORD LIFE & ANNUITY INSURANCE COMPANY

                                      By:    /s/ Jason Frain
                                             -----------------------------------
                                      Name:  Jason Frain
                                      Title: Assistant Vice President

                                   EXHIBIT A

Int. Cl.: 36

Prior U.S. Cls.: 101 and 102

                                                              Reg. No. 1,481,040

UNITED STATES PATENT AND TRADEMARK OFFICE Registered Mar. 15, 1988

                                  SERVICE MARK
                               PRINCIPAL REGISTER

                                     [LOGO]
                                    FIDELITY
                                  INVESTMENTS

FMR CORP. (MASSACHUSETTS                 FIRST USE 2-22-1984; IN COMMERCE 2-
CORPORATION)                             22-1984.
82 DEVONSHIRE STREET
BOSTON, MA 02109, ASSIGNEE OF            NO CLAIM IS MADE TO THE
FIDELITY DISTRIBUTORS                    EXCLUSIVE RIGHT TO USE
CORPORATION (MASSACHUSETTS               "INVESTMENTS", APART FROM THE
CORPORATION) BOSTON, MA 02109            MARK AS SHOWN.
FOR: MUTUAL FUND AND STOCK               SER. NO. 641,707, FILED 1-28-1987
BROKERAGE SERVICES, IN CLASS 36
(U.S. CLS. 101 AND 102)                  RUSS HERMAN, EXAMINING
                                         ATTORNEY

                                FIRST AMENDMENT
                                       TO
                            PARTICIPATION AGREEMENT

This AMENDMENT (this "Amendment") is made and entered into as of the 1st day of May, 2009 by and among HARTFORD LIFE INSURANCE COMPANY (the "Company"), a Connecticut corporation; FIDELITY DISTRIBUTORS CORPORATION (the "Underwriter"), a Massachusetts corporation; and each of VARIABLE INSURANCE PRODUCTS FUND, VARIABLE INSURANCE PRODUCTS FUND II, VARIABLE INSURANCE PRODUCTS FUND III, VARIABLE INSURANCE PRODUCTS FUND IV and VARIABLE INSURANCE PRODUCTS V, an unincorporated business trust organized under the laws of the Commonwealth of Massachusetts (each, a "Fund").

WHEREAS, the Company, on its own behalf and on behalf of each Account, the Underwriter and the Fund are parties to a Participation Agreement dated as of May 1, 2009 (the "Agreement");

WHEREAS, the parties wish to amend certain provisions of the Agreement as set forth herein; and

WHEREAS, capitalized terms used, but not defined, in this Amendment have the meanings assigned to such terms in the Agreement.

NOW THEREFORE, in consideration of the mutual promises, representations, and warranties made herein, covenants and agreements hereinafter contained, and for other good and valuable consideration, the receipt and sufficiency of which are acknowledged, the parties agree as follows:

1. Section 1.11 A (b) is hereby deleted in their entirety and replaced with the following:

"(b) it will comply with the Fund's policies and procedures regarding excessive trading as set forth in the Fund's prospectus either by complying with the terms and conditions of any Rule 22c-2 Agreement entered into between the Fund and the Company or by complying with the Company's own policies and procedures designed to prevent excessive trading if such policies and procedures are approved by the Fund;

2. Section 1.12 A of the Agreement is deleted in its entirety and replaced with the following:

"To the extent applicable, each party agrees to comply with its obligations under applicable anti-money laundering ("AML") laws, rules and regulations, including but not limited to its obligations under the United States Bank Secrecy Act of 1970, as amended (by the USA PATRIOT Act of 2001 and other laws), and the rules, regulations and official guidance issued thereunder (collectively, the "BSA")."

IN WITNESS WHEREOF, each of the parties hereto has caused this Amendment to be executed in its name and on its behalf by its duly authorized representative.

HARTFORD LIFE INSURANCE COMPANY

By:      /s/ Jason Frain
         ------------------------------------
Name:    Jason Frain
Its:     Assistant Vice President

VARIABLE INSURANCE PRODUCTS FUND,
VARIABLE INSURANCE PRODUCTS FUND II
VARIABLE INSURANCE PRODUCTS FUND III
VARIABLE INSURANCE PRODUCTS FUND IV, and
VARIABLE INSURANCE PRODUCTS V

By:      /s/ Bryan Mehrmann
         ------------------------------------
Name:    Bryan Mehrmann
Their:   Deputy Treasurer

FIDELITY DISTRIBUTORS CORPORATION

By:      /s/ Bill Loehning
         ------------------------------------
Name:    Bill Loehning
Title:   Executive Vice President
Date:    5/11/01

                                    2